                                                                  EXHIBIT 10.68

                                    SUBLEASE

      This sublease (the "Sublease"), dated as of November 1, 2000 for reference purposes only, is entered into by and between Systemix, Inc., a Delaware corporation ("Sublandlord") and CV Therapeutics, Inc., a Delaware corporation ("Subtenant") as a sublease under that certain lease dated as of March 18, 1993 (the "Master Lease") by and between Sublandlord, as tenant and Kaiser Marquardt, Inc., a Delaware corporation ("Master Landlord"), successor-in-interest, as landlord, to Kaiser Aerospace & Electronics Corporation, a Nevada corporation.

                                    Recitals

      This Sublease is made with reference to the following facts and with the following intentions:

      A. Pursuant to that certain Lease dated as of May 1, 1961, as subsequently amended by that certain First Amendment to Lease dated as of April 28, 1977 (collectively, the "Ground Lease"), The Board of Trustee of the Leland Stanford Junior University (the "Ground Lessor"), leases to Master Landlord certain real property commonly known by the street address of 1651 page Mill Road, Palo Alto, California (the "Premises"), including that certain approximately 73,172 rentable square foot building located thereon (the "Building").

      B. Pursuant to the Master Lease, Master Landlord leases the Premises to Sublandlord. A true, complete and correct copy of the Master Lease, which includes all exhibits, addenda, and amendments thereto, is attached hereto as Exhibit "A".

      C. Sublandlord desires to sublease the Premises to Subtenant, and Subtenant desires to sublease the Premises from Sublandlord, on the terms and conditions set forth in this Sublease.

      NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Sublease of Premises: Sublandlord hereby subleases to Subtenant, and Subtenant subleases from Sublandlord the Premises. The Premises are more particularly described in the Master Lease.

2. Term:

      A. Term of Sublease: The term of this Sublease (the "Sublease Term") shall commence on the "Delivery Date" (defined herein) and shall terminate on February 28, 2005 (the "Expiration Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. Subtenant shall have no right or option to extend or renew the Sublease Term.

      B. Delivery Date: As used herein, the term "Delivery Date" shall mean the later of (i) the date that Sublandlord delivers to Subtenant possession of the Premises free and clear of all occupants and substantially in the condition described in Section 2C hereof, and (ii) the date by which both consents referenced in Sections 15A and 15B have been obtained and Subtenant has delivered the Letter of Credit (as defined in Section 7) to Sublandlord. As used herein, the term "Rent Commencement Date" shall mean the date that is sixty-one
(61) calendar days after the Delivery Date. Sublandlord shall use reasonable efforts to so deliver possession of the Premises to Subtenant on October 1, 2000. Notwithstanding anything contained herein, in the event the Delivery Date does not occur by October 1, 2000, for any reason, Sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease, or the obligations of Subtenant hereunder, or extend the term hereof. Notwithstanding the foregoing, if the Delivery Date does not occur by December 31, 2000, Subtenant shall have the right to terminate this Sublease by written notice given to Sublandlord at any time thereafter until the occurrence of the Delivery Date, in which case Sublandlord promptly shall return to Subtenant the Letter of Credit, as defined below, deposited by Subtenant with Sublandlord upon Subtenant's execution of this Sublease and all prepaid rent paid by Subtenant to Sublandlord.

      C. Condition on Delivery: Sublandlord shall deliver possession of the Premises to Subtenant in the condition existing as of the latest of the dates of execution of this Sublease by Sublandlord and Subtenant, free and clear of all occupants and with all existing built-in laboratory casework, built-in cold rooms, built-in vented fume hoods and dishwashing equipment left in place; provided, however, that Sublandlord shall furnish items as listed on the attached Exhibit "B", Equipment Inventory Schedule and Bill of Sale, for such additional consideration as is provided therein, whereupon the parties shall promptly execute the Bill of Sale. Except for the items identified in the preceding sentence, including the equipment identified on Exhibit B, Sublandlord shall have the right to remove prior to the Delivery Date any equipment, furnishings or furniture installed in the Premises. Notwithstanding anything to the contrary contained in this Sublease, on the Delivery Date the heating, ventilating and air conditioning ("HVAC") system, and the electrical, plumbing, sewer, life safety and, if applicable, security systems serving the Premises (collectively, "Building Systems"), excluding the specialized systems and equipment serving the basement of the Building (also known as the "Good Manufacturing Practices Systems"), shall be in good working order and repair. If, during the first sixty (60) days after the Delivery Date, any Building System is not in the condition required by the foregoing sentence and Subtenant shall notify Sublandlord of the need for repair within such sixty (60)-day period, then the repair shall be arranged by Subtenant at Sublandlord's reasonable expense.

      D. Surrender Upon Expiration of Term or Earlier Termination of Sublease:
Subtenant hereby agrees for the benefit of Sublandlord to perform all of Sublandlord's obligations under the Master Lease to remove any alterations or improvements and restore the Premises, as required by the Master Lease at the expiration of the Sublease Term or earlier termination of the Sublease, whether such alterations or improvements were installed by Sublandlord or Subtenant. So long as Subtenant is not in Breach under this Sublease, and in the event Subtenant enters into a Direct Lease with Master Landlord pursuant to Section 15B of this Sublease, Subtenant's obligations to remove, repair or restore such alterations and improvements shall be excused, but only to the extent Master Landlord agrees to excuse Sublandlord from its obligations to remove, repair or restore such alterations or improvements.

3. Rent:

      A. Base Monthly Rent: Commencing on the Rent Commencement Date and continuing thereafter for the remainder of the Sublease Term, Subtenant shall pay to Sublandlord a monthly rent (the "Base Monthly Rent") in accordance with the following:

            (1) For the period commencing on the Rent Commencement Date and continuing until September 30, 2001, the Base Monthly Rent shall be Five Hundred Twelve Thousand Two Hundred Four Dollars ($512,204).

            (2) For the period commencing October 1, 2001 and continuing until September 30, 2002, the Base Monthly Rent shall be Five Hundred Thirty Thousand Four Hundred Ninety-Seven Dollars ($530,497).

            (3) For the period commencing on October 1, 2002 and continuing until September 30, 2003, the Base Monthly Rent shall be Five Hundred Forty-Eight Thousand Seven Hundred Ninety Dollars ($548,790).

            (4) For the period commencing on October 1, 2003 and continuing until September 30, 2004, the Base Monthly Rent shall be Five Hundred Sixty-Seven Thousand Eight Hundred Fourteen and 72/100ths Dollars ($567,814.72).

            (5) For the period commencing on October 1, 2004 and continuing until February 28, 2005, the Base Monthly Rent shall be Five Hundred Eighty-Seven Thousand Five Hundred Seventy-One and 16/100ths Dollars ($587,571.16).

            (6) Payment of Base Monthly Rent and all other rent for any period during the Sublease Term which is less than one full calendar month shall be prorated based upon the number of days in the month at issue.

      B. Additional Rent: Commencing on the Rent Commencement Date and continuing throughout the Sublease Term, Subtenant shall pay to Sublandlord as additional rent (the "Additional Rent") the following: (i) all charges, amounts due, and additional rent due from Sublandlord to Master Landlord pursuant to the Master Lease except for Base Rent specified in Section 1.5 entitled "Base Rent" of the Master Lease; and (ii) all charges due from Subtenant to Sublandlord pursuant to this Sublease other than Base Monthly Rent. In this regard, the parties agree that Subtenant, except as otherwise expressly set forth in this Sublease, shall pay all costs, expenses, real property taxes, insurance, maintenance and other charges of every kind and nature arising under the Master Lease accruing after the Rent Commencement Date, such that Sublandlord shall receive full reimbursement thereof. The payments of Additional Rent required of Subtenant pursuant to this Section shall be made within three (3) fewer business days after notice from Sublandlord of the amount owed as are established by the Master Lease for the comparable obligation of Sublandlord to make such payments to Master Landlord pursuant to the Master Lease.

      C. Payment Directly to Master Landlord: If and so long as Sublandlord is in material default under this Sublease, and Master Landlord has provided Sublandlord with notice of such default, Subtenant, at its option, may pay Base Monthly Rent and Additional Rent due pursuant to this Sublease directly to Master Landlord, in satisfaction of Sublandlord's obligations to Master

Landlord under the Master Lease, so long as Master Landlord agrees to accept such performance, and any such payment to Master Landlord shall have the same effect as if Subtenant had made such payment to Sublandlord. Notwithstanding the foregoing, if Subtenant tenders payment directly to Master Landlord in accordance with this Section and Master Landlord refuses to accept such payment, Subtenant shall have the right to deposit such funds in an account with a national bank for the benefit of Master Landlord and Sublandlord, and the deposit of said funds in such account shall discharge Subtenant's obligation under this Sublease to make the payment in question. This Section shall not apply to express obligations of Subtenant to indemnify Sublandlord.

      D. Payment of Rent: On or before the Delivery Date, Subtenant shall pay to Sublandlord Base Monthly Rent in an amount equal to Five Hundred Twelve Thousand Two Hundred Four Dollars ($512,204), which amount shall be applied as a credit against the first installment(s) of Base Monthly Rent due hereunder. Thereafter, Base Monthly Rent shall be paid in advance on or before the first day of each calendar month during the remainder of the Sublease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided for in this Sublease) and without any prior demand therefor. Rent shall be paid to Sublandlord at its address set forth in Section 16 hereof or at such other place as Sublandlord may designate from time to time in writing. Subtenant's obligation to pay Additional Rent shall be prorated at the commencement and expiration of the Sublease Term.

4. Relationship to Master Lease: This Sublease is subject and subordinate to the Master Lease and Subtenant shall refrain from causing or permitting any act that would cause Sublandlord to be in breach of its obligations under the Master Lease. If the Master Lease is terminated for any reason whatsoever, then (i) this Sublease shall terminate simultaneously with such termination, unless Master Landlord elects (subject to Section 12.3(b) of the Master Lease) or is otherwise obligated under a Direct Lease (as defined below in Section 15B) to assume the remaining obligations of Sublandlord under this Sublease and keep the Sublease in effect as a direct lease between Master Landlord and Subtenant, and
(ii) so long as such termination is not due to a default by Sublandlord under this Sublease or the Master Lease, such termination shall be without any liability of Sublandlord to Subtenant. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, if this Sublease is terminated solely as a result of a default by Sublandlord under the Master Lease or this Sublease (which default is not due to Subtenant), Sublandlord shall indemnify, protect, defend with counsel reasonably acceptable to Subtenant and hold Subtenant harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys; and experts' fees) caused by or arising in connection with Sublandlord's default and resultant termination of this Sublease. Notwithstanding anything to the contrary contained in this Section, in this Sublease, or in the Master Lease, the foregoing indemnification shall not apply to consequential damages (i.e., lost profits or lost business opportunity) or to punitive damages. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublandlord and Subtenant, the provisions of this Sublease shall control. Subtenant hereby expressly agrees: (i) to comply with all provisions of the Master Lease which are made the obligation of Subtenant pursuant to Section 5 below; and (ii) to perform all the obligations on the part of the "Tenant" or "Lessee" to be performed under the terms of the Master Lease, except as otherwise expressly provided herein.

5. Incorporated Master Lease Terms: Except to the extent expressly provided to the contrary in this Sublease, each of the following provisions of the Master Lease is incorporated into this Sublease as if fully set forth herein, except that (i) each reference therein to "Landlord" or "Lessor" shall be deemed to refer to Sublandlord under this Sublease who shall perform the obligations of the "Landlord" or "Lessor" set forth in said paragraph contained in the Master Lease, (ii) each reference therein to "Tenant" or "Lessee" shall be deemed to refer to Subtenant under this Sublease who shall perform, except as expressly set forth in this Sublease, the obligations of the "Tenant" or "Lessee" set forth in said paragraph in the Master Lease; (iii) each reference therein to the "Term" or "Lease Term" shall be deemed to refer to the Sublease Term; (iv) with respect to work, services, utilities, electricity, repairs (or damage caused by Master Landlord), payment of capital expenditures, restoration, insurance, indemnities, reimbursements, representations, warranties which are the obligation of the Master Landlord under the Master Lease or the performance of any other obligation of Master Landlord under the Master Lease, whether or not incorporated herein, the sole obligation of Sublandlord shall be to request the same in writing from Master Landlord as and when requested to do so by Subtenant, and to use Sublandlord's reasonable good faith efforts (provided that Subtenant agrees to pay to Sublandlord all reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith) to obtain Master Landlord's performance; (v) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease grants to "Lessee" or "Tenant" a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Subtenant shall have two (2) fewer days (but not less than three (3) business days) to perform the obligation, including, without limitation, curing any "Defaults"; (vi) with respect to any approval required to be obtained from the "Lessor" or "Landlord" under the Master Lease (except with respect to improvements to be constructed by Subtenant pursuant to Section 21 below), such approval must be obtained from both Master Landlord and Sublandlord, and Sublandlord's withholding of approval shall in all events be deemed reasonable if for any reason Master Landlord's approval is not obtained or is denied; (vii) with respect to any approval required to be obtained from the Sublandlord in connection with this Sublease, Sublandlord's approval shall not be unreasonably withheld or delayed, except to the extent otherwise set forth in the Master Lease, provided Sublandlord's withholding of approval shall in all events be deemed reasonable if for any reason Master Landlord's approval is not obtained or is denied; (viii) in any case under the Master Lease where the "Lessor" or "Landlord" reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of both Master Landlord and Sublandlord; (ix) in any case where "Lessee" or "Tenant" is to indemnify, release or waive claims against "Lessor" or "Landlord", such indemnity, release or waiver shall be deemed to run from Subtenant to both Master Landlord and Sublandlord; and (x) in any case where "Lessee" or "Tenant" is to execute and deliver certain documents or notices to "Lessor" or "Landlord", such obligation shall be deemed to run from Subtenant to both Master Landlord and Sublandlord:

      A. References herein to "PL(P.) ___" are to the indicated paragraphs of the printed form that are part of the Master Lease, and references to "LA(P.) ___" are to the indicated paragraphs in the Lease Addendum that are part of the Master Lease.

      B. PL Paragraphs 1.2 entitled "Premises," 1.9 entitled "Insuring Party," and 1.12 entitled "Addenda," except for Exhibits B, B-1, B-2, B-3 and B-4.

      C. PL(P.) 2.4 entitled "Acceptance of Premises," and in this regard the parties acknowledge and agree that Subtenant is subleasing the Premises on a "as is" basis, and that Sublandlord has made no representations or warranties, express or implied, whatsoever, with respect to the Premises, except as otherwise expressly set forth in this Sublease.

      D. PL(P.) 5 entitled "Security Deposit"; provided, however, (i) that the amount of the Security Deposit shall not be as set forth in PL(P.) 1.7 but shall be the amount of Four Million Six Hundred Nine Thousand Eight Hundred Thirty-Six Dollars ($4,609,836), which may be provided in cash or in the form of a letter of credit as more particularly provided in Section 7 of this Sublease; (ii) in addition to other permitted uses set forth in Section 5 of the Master Lease, Sublandlord may from time to time apply such portion of the Security Deposit as is reasonably necessary to remedy any "Breach" by Subtenant in the payment of rent, to repair damage to the Premises caused by Subtenant, to clean the Premises upon termination of the Sublease, and to remedy any other Breach of Tenant to the extent permitted by law and, in this regard, Subtenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7.

      E. PL(P.) 6.2 entitled "Hazardous Substances," except that references to "Lessor" in Section 6.2(c) shall mean only Master Landlord, not Sublandlord.

      F. PL(P.) 6.3 entitled "Lessee's Compliance with Law."

      G. PL(P.) 6.4 entitled "Inspection; Compliance."

      H. PL(P.) 7 entitled "Maintenance; Repair; Utilities Installation; Trade Fixtures and Alterations" (including Sections 7.1, 7.2, 7.3, and 7.4).

      I. PL(P.) 8 entitled "Insurance; Indemnity" (including Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, and 8.8).

      J. PL(P.) 9.9 entitled "Waive Statutes."

      K. PL(P.) 10 entitled "Real Property Taxes" (including Sections 10.1, 10.2, 10.3, and 10.4).

      L. PL(P.) 11 entitled "Utilities."

      M. PL(P.) 12 entitled "Assignment and Subletting" (including Sections 12.1, 12.2, and 12.3).

      N. PL(P.) 13 entitled "Default; Breach; Remedies" (including Sections 13.1, 13.2, 13.4, and 13.5).

      O. PL(P.) 14 entitled "Condemnation."

      P. PL(P.) 15.5, which is untitled.

      Q. PL(P.) 16 entitled "Tenancy Statement" (including Sections 16.1 and 16.2).

      R. PL(P.) 17 entitled "Lessor's Liability."

      S. PL(P.) 18 entitled "Severability."

      T. PL(P.) 19 entitled "Interest on Past-Due Obligations."

      U. PL(P.) 20 entitled "Time of Essence."

      V. PL(P.) 21 entitled "Rent Defined."

      W. PL(P.) 22 entitled "No Prior or Other Agreements; Broker Disclaimer."

      X. PL(P.) 23 entitled "Notices"; provided, however, that the address to which notices must be sent or delivered shall be those notices specified in
Section 16 of this Sublease.

      Y. PL(P.) 24 entitled "Waivers."

      Z. PL(P.) 25 entitled "Recording."

      AA. PL(P.) 26 entitled "No Right to Holdover."

      BB. PL(P.) 27 entitled "Cumulative Remedies."

      CC. PL(P.) 28 entitled "Covenants and Conditions."

      DD. PL(P.) 29 entitled "Binding Effect; Choice of Laws."

      EE. PL(P.) 30 entitled "Subordination; Attornment; Non-Disturbance" (including Sections 30.1, 30.2, 30.3, and 30.4), except that all references to "Landlord" shall mean either Master Landlord or Sublandlord, as applicable.

      FF. PL(P.) 31 entitled "Attorneys' Fees."

      GG. PL(P.) 32 entitled "Lessor's Access; Showing Premises; Repair."

      HH. PL(P.) 33 entitled "Auctions."

      II. PL(P.) 34 entitled "Signs."

      JJ. PL(P.) 35 entitled "Termination; Merger."

      KK. PL(P.) 36 entitled "Consents."

      LL. PL(P.) 38 entitled "Quiet Possession."

      MM. PL(P.) 41 entitled "Security Measures."

      NN. PL(P.) 42 entitled "Reservations."

      OO. PL(P.) 43 entitled "Performance Under Protest."

      PP. PL(P.) 44 entitled "Authority."

      QQ. PL(P.) 45 entitled "Conflict."

      RR. PL(P.) 46 entitled "Offer."

      SS. PL(P.) 47 entitled "Amendments."

      TT. PL(P.) Exhibit A.

      UU. LA(P.) 5 entitled "Rentable Area."

      VV. LA(P.) 6 entitled "Management Fee."

      WW. LA(P.) 7 entitled "Permitted Use."

      XX. LA(P.) 8 entitled "Stanford Master Lease," except that references to "Landlord" in the penultimate sentence thereof shall mean only Master Landlord, not Sublandlord.

      YY. LA(P.) 10 entitled "Hazardous Substances," except (i) LA(P.) 10D and the second sentence of LA(P.) 10E, which shall not be incorporated herein; provided, however, that with respect to Master Landlord's obligations under LA(P.) 10D and the second sentence of LA(P.) 10E, Sublandlord shall use reasonable good faith efforts (provided that Subtenant agrees to pay to Sublandlord all reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith) to enforce such obligations for the benefit of Subtenant, and (ii) the reference to "Landlord" in first sentence of LA(P.) 10F, shall mean only Master Landlord, not Sublandlord.

      ZZ. LA(P.) 11 entitled "Landlord's Right of Entry."

      AAA. LA(P.) 12 entitled "Compliance with Law," excluding the second sentence thereof.

      BBB. LA(P.) 13 entitled "Maintenance and Repair," excluding LA(P.) 13A.

      CCC. LA(P.) 14 entitled "Amortization of Capital Items."

      DDD. LA(P.) 15 entitled "Ownership of Alterations; Removal," except that so long as Subtenant is not in Breach under this Sublease, (i) Subtenant shall have the same rights to remove any Lessee Owned Alterations and/or Utility Installations installed by either Sublandlord or Subtenant in the Premises as Sublandlord has under the Master Lease, and (ii) subject to Section 2D hereof, in the event Subtenant enters into a Direct Lease with Master Landlord pursuant to Section 15B of this Sublease, Subtenant's obligations to remove, repair or restore any Lessee Owned Alterations and Utility Installations in the Premises shall be excused, but only to the extent Master Landlord agrees to excuse Sublandlord from its obligations to remove, repair or restore such Lessee Owned Alterations and Utility Installations.

      EEE. LA(P.) 17 entitled "Real Property Taxes," except that all references to "Landlord" shall mean only Master Landlord, not Sublandlord. Subtenant acknowledges that it will be required to pay any Real Property Taxes with respect to the Sublease Term that Sublandlord is required to pay under the Master Lease.

      FFF. LA(P.) 18 entitled "Assignment and Subletting;" provided, however, that (i) notwithstanding the fact that the provisions of this Sublease may, under certain circumstances, excuse Subtenant from obtaining the consent of Sublandlord of a sublease by Subtenant, if either the Master Lease or the Stanford Ground Lease requires that consent be obtained from the lessors thereunder to such sublease by Subtenant, Subtenant shall obtain the required consents before such sublease by Subtenant becomes effective, and to fail to do so shall constitute a material default by Subtenant under this Sublease, (ii) any such assignment or subletting shall be subject to the provisions of Section 8 hereof, and (iii) references to "Systemix" in Section 18.C.(1) shall mean "CV Therapeutics, Inc."

      GGG. LA(P.) 20 entitled "Insurance" except that all references to "Landlord" shall mean only Master Landlord, not Sublandlord.

      HHH. Notwithstanding that LA(P.) 23 has not been incorporated herein, Sublandlord shall promptly upon its receipt of a written request from Subtenant exercise and enforce for Subtenant's benefit (provided that Subtenant agrees to pay to Sublandlord all reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith) Sublandlord's rights under LA(P.) 23 to seek a reduction in the assessed valuation of the Premises, or to contest any Real Property Taxes payable by Subtenant under the terms of this Sublease.

      III. Notwithstanding that LA(P.) 24 has not been incorporated herein, Sublandlord shall enforce its rights under LA(P.) 24 and Subtenant shall be entitled to share in any insurance or condemnation proceeds awarded to Sublandlord under LA(P.) 24 as follows: (i) Subtenant shall be entitled to one hundred percent (100%) of any such proceeds awarded with respect to any of the items listed in Exhibit B hereto, and (ii) Subtenant shall be entitled to a percentage of any other such proceeds awarded to Sublandlord, which percentage shall be determined by multiplying the amount of the proceeds awarded by a fraction, the numerator of which shall be the number of calendar months (whether full or partial) contained in the period beginning on the Delivery Date and ending on the date of the award of such proceeds and the denominator of which shall be the total number of calendar months (whether full or partial) for the period beginning on the Delivery Date and ending on the Expiration Date.

      JJJ. LA(P.) 25 entitled "Abatement of Rent Upon Taking of Land Area."

      KKK. LA(P.) 26 entitled "Landlord's Lien Waiver."

      LLL. Notwithstanding that the following provisions of the Master Lease have not been incorporated herein (and in some cases, such provisions have been expressly excluded in this Section 5), Sublandlord acknowledges that these provisions shall remain the obligations of Master Landlord under the Master Lease and Sublandlord shall pursuant to clause (iv) of the first grammatical paragraph of Section 5 above and Section 12 of this Sublease use reasonable good faith efforts to obtain Master Landlord's performance of such provisions (provided that Subtenant agrees to pay to Sublandlord all reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith): (i) PLP(P.) 9.1 through 9.9, inclusive, except to the extent expressly modified by Section 10 of this Sublease; (ii) the second sentence of LA(P.) 12; and (iii) LA(P.) 13A, except to the extent expressly modified by Section 9 of this Sublease.

6. Use: Subject to the terms and conditions of the Master Lease, Subtenant shall use and occupy the Premises only for general office laboratory, research and development facilities, pilot plant production, manufacturing and sales, and such other related uses as may be reasonably approved by Sublandlord, Master Landlord, and Ground Lessor, and approved by the City of Palo Alto and any other governmental or quasi-governmental body having jurisdiction over the Premises or its use, and for no other purpose. Notwithstanding anything to the contrary in this Sublease, in no event can the Premises be used for any purpose prohibited by the Ground Lease, the Master Lease, local zoning restrictions, CC&R's, and any applicable Laws. Subtenant shall not use or permit the use of the Premises in a manner that creates waste or a nuisance or that disturbs others and/or occupants of, or causes damage to, neighboring premises or properties.

7. Letter of Credit: Subtenant shall deliver to Sublandlord within three (3) business days after Subtenant's receipt of notice that the contingencies set forth in Sections 15A and 15 B have been satisfied, as security for the full and faithful performance by Subtenant of all of its obligations hereunder and for any and all losses and damages Sublandlord may suffer as a result of any Breach, beyond applicable notice and cure periods, by Subtenant hereunder, an irrevocable and unconditioned negotiable letter of credit (the "Letter of Credit"), containing the terms required herein, payable in the County of Santa Clara, California, running in favor of Sublandlord issued by Wells Fargo Bank, in the amount of Four Million Six Hundred Nine Thousand, Eight Hundred Thirty-Six Dollars ($4,609,836) (the "Letter of Credit Amount"). The Letter of Credit shall be (i) at sight and irrevocable, (ii) subject to the terms of this Section, maintained in effect in one (1) year increments for the period beginning no later than the Delivery Date and continuing until August 31, 2004, at which time Subtenant may, so long as Subtenant is not then in Breach, reduce the amount of the Letter of Credit from Four Million Six Hundred Nine Thousand Eight Hundred Thirty-Six Dollars ($4,609,836) to Two Million Three Hundred Four Thousand Nine Hundred Eighteen Dollars ($2,304,918), which reduced Letter of Credit shall not expire until March 30, 2005 ("the LC Expiration Date"), (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) later national Chamber of Commerce Publication #500, (iv) fully assignable by Sublandlord solely in connection with a transfer of Sublandlord's interest in the Master Lease and the Sublease, (v) permit partial draws, and (vi) contain an "evergreen" provision which provides that the Letter of Credit is automatically renewed on an annual basis unless the issuer delivers at least thirty (30)days' prior written notice of cancellation to Sublandlord and Subtenant. In addition to the foregoing, the form and terms of the Letter of Credit (and the issuing bank) shall be reasonably acceptable to Sublandlord and shall provide that: (a) Sublandlord shall have the right to draw down [up to the face amount of the Letter of Credit upon] the presentation to the issuing bank a written statement that such amount is due to Sublandlord under the Sublease; (b) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether Subtenant disputes the content of such statement; and (c) in the event of Sublandlord's transfer of its interest on the Master Lease and the Sublease, Subtenant shall transfer the Letter of Credit (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Sublandlord shall, without any further agreement between the parties, be released by Subtenant from all liability therefor. If, as a result of any application or use by Sublandlord of all or any part of the Letter of Credit, Subtenant shall, within five (5) days thereafter, provide Sublandlord with either (1) cash to be held and applied by Sublandlord in the same manner as if Sublandlord held such cash as the Letter of Credit, which cash shall be in an amount which, when added to the remaining balance of the Letter of Credit, totals in the aggregate the Letter of Credit Amount, or (2) replacement letter of credit in the total Letter of Credit Amount. If Subtenant fails to comply with the foregoing, the same shall constitute an uncurable Breach by Subtenant. Subtenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or such cash replacement, as the case may be, or any part thereof and that neither Sublandlord nor its successors or assigns will be bound by any such assignment or encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Sublandlord will accept cash, a renewal letter of credit or substitute letter of credit, as the case may be, no later than twenty (20) days prior to the expiration of the Letter of Credit. If such cash, renewal letter of credit or replacement letter of credit is not delivered to Sublandlord within such time, Sublandlord shall have the right to present the Letter of Credit to the issuing bank in accordance with this Section and the entire Letter of Credit Amount shall be paid to and held by Sublandlord as a security deposit for performance of all of Subtenant's obligations under this Sublease. Notwithstanding anything contained in this
Section 7 to the contrary, if Sublandlord draws on the Letter of Credit, then Subtenant shall have the right, upon ten (10) days' prior written notice to Sublandlord, to obtain a refund from Sublandlord of any unapplied proceeds of the Letter of Credit which Sublandlord has drawn upon, any such refund being conditioned upon Subtenant simultaneously delivering to Sublandlord a new replacement Letter of Credit in the amount then required, and otherwise meeting the requirements contained in this Section. Any such replacement Letter of Credit must be issued by Wells Fargo Bank or one of the three (3) largest banks then doing business in the County of Santa Clara, California.

8. Payment of Consideration Upon Assignment or Subletting: If Subtenant assigns this lease, subleases any part of the Premises, or otherwise transfers its interest in this Sublease (collectively, a "Transfer"), then the following shall apply:

      A. If Subtenant assigns its interest in this Lease, then Subtenant shall pay to Sublandord twenty-five percent (25%) of all "Subrent" (as defined herein) received by Subtenant over and above (i) the assignee's agreement to assume the obligations of Subtenant under this Sublease, and (ii) all "Permitted Transfer Costs" (as defined herein) related to such assignment. In the case of assignment, the amount of Subrent owed to Sublandlord shall be paid to Sublandlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Subtenant by the assignee.

      B. If Subtenant sublets any part of the Premises, then with respect to the space so subleased, Subtenant shall pay to Sublandlord twenty-five percent (25%) of the positive difference, if any, between (i) all Subrent paid by the subtenant to Subtenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Sublandlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Subtenant by its subtenant. In calculating Sublandlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Subtenant.

      C. Subtenant's obligations under this Section 8 shall survive any Transfer, and Subtenant's failure to perform its obligations hereunder shall be a material default under this Sublease. At the time Subtenant makes any payment to Sublandlord required by this Section 8, Subtenant shall certify that such payment is true and correct to the best of its knowledge. Sublandlord shall have the right at reasonable intervals to inspect Subtenant's books and records relating to the payments due hereunder. Sublandlord shall keep the information obtained from such inspection strictly confidential . Upon written request therefor, Subtenant shall deliver to Sublandlord copies of all bills, invoices or other documents upon which its calculations are based. Sublandlord may condition its approval of any Transfer upon obtaining a certification from both Subtenant and the proposed transferee of all Subrent and other amounts that are to be paid to Subtenant in connection with such Transfer.

      D. As used in this Section 8, the term "Subrent" shall mean any consideration of any kind received, or to be received, by Subtenant as a result of the Transfer, if such sums are related to Subtenant's interest in this Sublease or in the Premises, including payments from or on behalf of the transferee (in excess of the fair market value thereof, it being understood that the fair market value thereof shall be excluded from Subrent) for Subtenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles. As used in this Section 8, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Subtenant in order to obtain the Transfer in question, (ii) all reasonable attorneys' fees incurred by Subtenant with respect to the Transfer in question, and (iii) the cost of any improvements or alterations made by Subtenant at its expense for the purpose of inducing the proposed transferee to enter into the Transfer in question and which are agreed to be made in connection with the Transfer in question.

9. Maintenance Responsibilities of Sublandlord and Master Landlord: The parties acknowledge that Section 7 of the Master Lease and Section 13A of the Lease Addendum to the Master Lease (the "Lease Addendum") obligate Master Landlord to provide certain levels of maintenance, repair and replacement ("Master Landlord's Repair Obligations"), and Sublandlord and Subtenant agree as follows with respect to this subject:

      A. Sublandlord shall use reasonable good faith efforts to enforce Master Landlord's Repair Obligations (provided that Subtenant agrees to pay any reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith).

      B. Sublandlord shall have no maintenance or repair obligations with respect to the Subleased Premises except for its obligation to use reasonable efforts to enforce the obligations of Master Landlord's Repair Obligations. Subtenant hereby expressly waives the provisions of subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Sublandlord as provided in section 1942 of said Civil Code.

10. Damages and Related Termination Rights: The parties acknowledge that Section 9, entitled "Damage or Destruction," and Section 16, entitled "Earthquake, Flood and Uninsured Loss," of the Master Lease govern the rights of Master Landlord and Sublandlord concerning damage to the Premises by fire or other peril, and Sublandlord and Subtenant agree as follows with respect to this subject as it relates to the Premises:

      A. Sublandlord shall use reasonable good faith efforts to enforce the obligations of Master Landlord pursuant to the Master Lease (provided that Subtenant agrees to pay any reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith), including its obligation to restore damage caused by any peril to the extent required by Section 9 of the Master Lease and
Section 16 of the Lease Addendum. Except to the extent of its obligations stated in the immediate preceding sentence, Sublandlord shall not be obligated to restore damage to the Subleased Premises caused by fire or other peril, and shall not be liable for any failure by Master Landlord to perform its obligations under the Master Lease. Sublandlord shall promptly notify Subtenant in writing of Sublandlord's receipt of any written notice from Master Landlord of Master Landlord's election to terminate the Master Lease pursuant to Section 16A of the Lease Addendum (the "Master Landlord's Termination Notice"). Subtenant shall have the right to require Sublandlord to exercise Sublandlord's right keep the Master Lease in effect pursuant to Section 16A of the Lease Addendum (the "Restoration Right") by delivering written notice to Sublandlord of Subtenant's election to pay for all restoration costs in excess of 10% of the replacement cost of the "Basic Premises" as defined in Section 16A of the Lease Addendum (the "Excess Costs"), provided that Subtenant delivers such written notice to Sublandlord not later than two (2) business days prior to the deadline for Sublandlord's exercise of the Restoration Right under the Master Lease. Notwithstanding the foregoing or anything to the contrary contained in this Sublease (and even if Sublandlord independently elects to pay for such Excess Costs pursuant to Section 16A of the Lease Addendum), in no event will Subtenant be required to pay for any such Excess Costs unless Subtenant, in its sole discretion, elects to pay for such Excess Costs by delivering written notice thereof to Sublandlord.

      B. In the event of any damage to the Subleased Premises caused by fire or other peril which does not result in a termination of the Sublease, Subtenant shall forthwith replace or fully repair Lessee's Trade Fixtures and Lessee Owned Alterations and Utility Installations, all as defined in the Master Lease, existing at the time such damage or destruction to the extent still required by Subtenant for its business operations in the Subleased Premises.

      C. The parties acknowledge that Master Landlord has the right to terminate the Master Lease in certain circumstances pursuant to Section 9 in the Master Lease. In the event Master Landlord exercises any such right of termination, the Sublease shall terminate on the date the Master Lease terminates.

      D. The parties acknowledge that Sublandlord has the right to terminate the Master Lease in certain circumstances pursuant to Section 9 of the Master Lease and Section 16C of the Lease Addendum. If Sublandlord becomes entitled to terminate the Master Lease pursuant to said Section 9 or said Section 16C, Sublandlord shall not exercise such termination rights without the prior written consent of Subtenant, which may be withheld in its sole and absolute discretion.

      E. Rents and other payments of Subtenant under the Sublease of shall be reduced or abated while such repairs are being made for the period of time and in proportion to the degree to which Subtenant's use of the Premises is impaired. Sublandlord may carry loss of rental insurance with respect to the portion of the Base Monthly Rental that exceeds the "Base Rent" payable by Sublandlord under the Master Lease and charge Subtenant for the cost of the premiums incurred by Sublandlord for such insurance as Additional Rent in an amount not to exceed Ten Thousand Dollars ($10,000) per year for each calendar year during the Sublease Term (it being understood that

Subtenant shall have no obligation to reimburse Sublandlord or otherwise pay for any such premium costs in excess of Ten Thousand Dollars ($10,000) per calendar year). Tenant's payment of such insurance charges shall be due within thirty
(30) days after Tenant's receipt of a bill for such insurance from Landlord.

11. Broker: Each party hereto represents to the other that it has not had any dealings with any real estate brokers, leasing agents or salesman, or incurred any obligations for the payment of real estate brokerage commission or finders fees which would be earned or due and payable by reason of the execution of this Sublease other than to BT Commercial and Cornish & Carey Commercial. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent. Sublandlord and Master Landlord shall be responsible for the payment of any commissions owed to the brokerage firms identified in the preceding sentence to the extent provided in the separate written commission agreement between such parties for the payment of a commission as a result of the execution of this Sublease.

12. Obligation to Enforce: In each instance in this Sublease where Sublandlord has agreed to use reasonable good faith efforts to enforce the obligations of Master Landlord under the Master Lease, including but not limited to Master Landlord's obligation not to amend or modify the Ground Lease, such efforts shall include, without limitation: (i) upon Subtenant's written request, notifying Master Landlord of any nonperformance under the Master Lease and requesting that Master Landlord perform its obligations thereunder; and (ii) after the time by which Master Landlord must cure a breach has expired, cooperating with Subtenant to institute legal proceedings, in the name of Sublandlord with legal counsel selected by Subtenant and reasonably approved by Sublandlord, to enforce obligations required to be performed by Master Landlord under the Master Lease (including executing such documents as may be reasonably required by such legal counsel). Sublandlord and Subtenant shall be entitled to jointly control the conduct of the litigation; provided, however that in the conduct of any litigation brought against Master Landlord to enforce its obligations under the Master Lease for the benefit of Subtenant, both Sublandlord and Subtenant shall have an obligation to act in a commercially reasonable manner and with the goal of employing the strategy which is designed to ensure that Master Landlord will fully perform its obligations under the Master Lease, and no action may be taken which may materially and adversely affect the other party's rights or obligations under the Master Lease or Sublease without such other party's consent, which shall not be unreasonably withheld or delayed, including settlement. All costs incurred in connection with any enforcement action undertaken by Sublandlord at the request of Subtenant shall be paid by Subtenant. In the event of any dispute regarding responsibility for payment of such costs, or any dispute regarding whether either party is acting in a commercially reasonable manner and with the goal of employing the strategy which is designed to ensure that Master Landlord will fully perform its obligations under the Master Lease in connection with any litigation under this Section, such dispute shall be resolved by arbitration conducted in accordance with the provisions of California Code of Civil Procedure Section 1280 it seq.

13. Sublandlord's Representations: Sublandlord represents and warrants that: (i) the copy of the Master Lease attached hereto is a true, correct and complete copy thereof; (ii) there exist no amendments, modifications or other agreements (whether oral or written) affecting the Master Lease except as attached thereto;
(iii) to Sublandlord's current knowledge neither Sublandlord nor Master

Landlord is in Breach under the provisions of the Master Lease, nor is there any event, condition or circumstance existing which with notice, or the passage of time or both, would constitute a Breach or event of Breach thereunder; (iv) the Master Lease is in full force and effect and is a valid and binding obligation of Master Landlord and Sublandlord; and (v) to Sublandlord's current knowledge there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublandlord which could, in the aggregate, adversely affect the Premises or any part thereof, or the ability of Sublandlord to perform its obligations under this Sublease or the Master Lease, and Sublandlord is not aware of any facts which might result in any such actions, suits or proceedings.

14. Subtenant's Right to Cure: In the event that Sublandlord is in default of the Master Lease, Subtenant may cure the default so long as Master Landlord agrees to accept such performance, and Sublandlord agrees to reimburse Subtenant for all costs and expenses reasonably incurred therefor within ten (10) days following Subtenant's written request for reimbursement.

15. Condition Precedent: The obligations of Sublandlord and Subtenant under this Sublease are subject to the satisfaction or waiver of the following conditions within the indicated time periods:

      A. Within thirty (30) days after execution of this Sublease by Sublandlord and Subtenant, (i) Master Landlord shall have given consent to this Sublease in substantially the form of "Acknowledgment and Consent to Sublease" attached hereto as Exhibit "C", and (ii) Ground Lessor shall have consented in writing to this Sublease.

      B. Within thirty (30) days after execution of this Sublease by Sublandlord and Subtenant, Master Landlord and Subtenant shall have entered into a direct lease ("Direct Lease") of the Premises and Ground Lessor shall have consented in writing to such Direct Lease. The Direct Lease term shall commence on March 1, 2005 and terminate no sooner than April 30, 2012, and the Direct Lease, and Ground Lessor's consent thereto, shall otherwise be on terms acceptable to Subtenant. Upon execution of such a Direct Lease and so long as Subtenant is not in Breach under this Sublease and this Sublease has not been terminated, Sublandlord shall not have the right to exercise its option to extend the term of the Master Lease as set forth in LA(P.) 20, or to exercise its right of first offer to purchase the Premises as set forth in LA(P.) 21.

      C. If the conditions set forth in Sections 15A and 15B are not satisfied or waived by the benefitted party or parties within the applicable time period, then this Sublease shall terminate and neither party shall have any further rights or obligations under this Sublease, but Sublandlord promptly shall return to Subtenant any prepaid Base Monthly Rent. The conditions stated in Sections 15A and 15B are for the benefit of both Sublandlord and Subtenant.

16. Address for Notices: The following are the addresses for notices:

      A. For Sublandlord, notices shall be sent to Director of Finance, 9 West Watkins Mill Road, Gaithersburg, Maryland 20878, with a copy to James Donegan, Esq., Legal Department, Novartis Corporation, 608 Fifth Avenue, New York, New York, 10020.

      B. For Subtenant, notices shall be sent to CV Therapeutics, Inc., 3172 Porter Drive, Palo Alto, CA 94304, Attention: Vice President and General Counsel, with a copy to General Counsel Associates LLP, 1891 Landings Drive, Mountain View, CA 94043, Attention: Deborah Aikins, Esq.

17. Entire Agreement: This Sublease constitutes the entire agreement between Sublandlord and Subtenant, and there are no binding agreements between the parties except as specifically expressed herein. Sublandlord and Subtenant each acknowledge that neither (nor its respective agents) has made any legally binding representation or warranty as to any matter except those expressly set forth herein. This Sublease supersedes and cancels any and all, previous negotiations, arrangements, agreements, representations, and understandings, if any, between Sublandlord and Subtenant. No subsequent change or addition to this Sublease shall be binding unless in writing and signed by Sublandlord and Subtenant.

18. Sublandlord's Obligations: Sublandlord agrees to perform its obligations under the Master Lease in order to keep it in force during the entire term of this Sublease and to pay rent to Master Landlord in accordance with the terms of the Master Lease; subject, however, to any earlier termination of the Master Lease without the fault of Sublandlord. Further, Sublandlord agrees to comply with and perform any remaining obligations under the Master Lease that are not the obligations of Subtenant pursuant to this Sublease, and to indemnify, protect, defend with counsel reasonably acceptable to Subtenant and hold Subtenant free and harmless from and against any all claims, liabilities, judgments, causes of action, damages (including reasonable attorneys' fees), costs and expenses arising out of (i) any default by Sublandlord under this Sublease, (ii) any default by Sublandlord of Sublandlord's remaining obligations under the Master Lease (through no fault of Subtenant), or (iii) the gross negligence of willful misconduct of Sublandlord or any of its agents, employees, contractors or invitees. Sublandlord promptly shall deliver to Subtenant copies of all notices (including, without limitation, notices of default), demands and requests that Sublandlord receives from Master Landlord or Stanford University.

19. Subtenant's Improvements: Notwithstanding anything to the contrary contained in this Sublease, Subtenant shall have the right to make alterations, additions or improvements to the Premises in accordance with the provisions of Sections
7.3 and 7.4 of the Master Lease and Section 15 of the Lease Addendum, subject to obtaining the prior written consent of Master Landlord. Upon the expiration or earlier termination of this Sublease, subject to the provisions of any Direct Lease, Subtenant shall be responsible for removing any alterations or improvements installed in the Premises by Subtenant unless Master Landlord notifies Subtenant in writing at the time that Subtenant requests Master Landlord's consent that such alterations, additions or improvements may remain.

20. Hazardous Substances: Sublandlord represents and warrants that, to the best of Sublandlord's knowledge, no litigation has been brought or threatened against Sublandlord, nor any settlements reached by Sublandlord with any governmental or private party, concerning the actual or alleged handling, transportation, storage, treatment, disposal, release or use by Sublandlord or any of its agents, employees, contractors, subtenants or assignees (collectively, "Sublandlord Parties") of Hazardous Substances on or about the Premises, or the soil, groundwater or surface water thereof, nor has Sublandlord received any notice of any violation or alleged violation by Sublandlord Parties of any Hazardous Substances laws, pending claims or pending investigations with respect to the presence of Hazardous Substances on or about the Premises, or the soil, groundwater or surface water thereof. The foregoing representations and warranties do not include any matter described in that certain Phase I Environmental Site Assessment with respect to the Premises prepared by Newfields West, dated August 2000, or in Order 94-099 of the California Water Quality Control Board (a copy of which was previously provided to Tenant) with respect to the Premises.

      Subtenant may store and use on the Premises in accordance with Section 10C of the Lease Addendum (as incorporated herein), the Hazardous Substances described on Exhibit D attached hereto and made a part hereof, provided that consent to the storage and use of such Hazardous Materials by Subtenant has been given by Ground Lessor (if and to the extent required under the Ground Lease or Master Lease) and Master Landlord.

      In addition to Sublandlord's other indemnity obligations under this Sublease, Sublandlord shall protect, indemnify, defend upon demand with counsel reasonably acceptable to Subtenant, and hold harmless Subtenant and its officers, directors, employees, agents, successors and assigns from and against any and all liabilities, losses, claims, damages (excluding any consequential damages), interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses to the extent caused by the use, storage, treatment, transportation, release, or disposal of Hazardous Substances on or about the Premises by Sublandlord or any of the Sublandlord Parties.

      In addition to Subtenant's other indemnity obligations under this Sublease, Subtenant shall protect, indemnify, defend upon demand with counsel reasonably acceptable to Sublandlord, and hold harmless Sublandlord and its officers, directors, employees, agents, successors and assigns from and against any and all liabilities, losses, claims, damages (excluding any consequential damages), interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses to the extent caused by the use, storage, treatment, transportation, release, or disposal of Hazardous Substances on or about the Premises by Subtenant or Subtenant's agents, employees, contractors, subtenants or licensees.

      EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SUBLANDLORD IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTS OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUBTENANT ACKNOWLEDGES AND AGREES THAT SUBTENANT SHALL ACCEPT THE PREMISES "AS IS, WHERE IS, WITH ALL FAULTS," EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. SUBTENANT HAS NOT RELIED AND WILL NOT RELY ON, AND SUBLANDLORD IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PREMISES OR RELATING THERETO MADE OR FURNISHED BY SUBLANDLORD OR ANY EMPLOYEES OR AGENTS REPRESENTING OR PURPORTING O REPRESENT SUBLANDLORD, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. SUBTENANT REPRESENTS

TO SUBLANDLORD THAT SUBTENANT HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PREMISES, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS SUBTENANT DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PREMISES AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PREMISES, AND WILL RELY SOLELY UPON THE SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SUBLANDLORD OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBLANDLORD AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT.

21. Quiet Enjoyment: Subtenant shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Base Monthly Rent and Additional Rent and performs all of Subtenant's covenants and agreements contained herein.

22. Termination of Master Lease by Sublandlord: So long as Subtenant is not then in Breach, Sublandlord shall not voluntarily terminate the Master Lease during the Term unless and until Master Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Master Landlord so consents, Subtenant shall attorn to Master Landlord in connection with any such form as may reasonably be requested by Master Landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease, materially increase Subtenant's obligations under this Sublease or materially decrease Subtenant's rights under this Sublease.

23. Amendment or Modification: Sublandlord and Master Landlord shall not amend or modify the Master Lease in any way without the prior written consent of Subtenant, which may be withheld in Subtenant's reasonable discretion.

24. Counterparts: This Sublease may be executed in counterparts, each of which will be an original, and all of which shall constitute an original agreement.

25. Enforcement of Rights: During the Term, Sublandlord will use reasonable good faith efforts to enforce for the benefit of Tenant all warranties given and indemnities made by Master Landlord to Sublandlord under the Master Lease (provided that Subtenant agrees to pay any reasonable out-of-pocket expenses incurred by Sublandlord in connection therewith).

26. Attorneys' Fees: If either party brings any action or legal proceeding with respect to this Sublease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, experts' fees, and court costs. If either party becomes the subject of any bankruptcy or insolvency proceeding, then the other party shall be entitled to recover all reasonable attorneys' fees, experts' fees, and other costs incurred by that party in protecting its rights hereunder and in obtaining any other relief as a consequence of such proceeding.

[Signature page follows.]

      IN WITNESS WHEREOF, the parties have executed this Sublease with the intent to be legally bound thereby.

Subtenant:                              Sublandlord:

CV THERAPEUTICS, INC.                   SYSTEMIX INC.,
a Delaware corporation                  a Delaware corporation

By:  /s/ Dan Spiegelman                 By:  /s/ James T. DePalma
   ----------------------------------      -------------------------------------

Print Name:  Dan Spiegelman             Print Name:   James T. DePalma
           --------------------------              -----------------------------

Its:      CFO                           Its:  VP, CFO
    ---------------------------------       ------------------------------------

Date:   11-10-00                        Date:  11-17-00
     --------------------------------        -----------------------------------

                                   Exhibit "A"

                                  Master Lease

                                   [Attached]

NOTE: References to "LA(P.) ___" are to the indicated paragraph in the Lease Addendum attached hereto.

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (Do not use this form for Multi-Tenant Property)

       1. Basic Provisions ("Basic Provisions")

       1.1 Parties: This Lease ("Lease"), dated for reference purposes only. March 18, 1993 is made by and between by and between Kaiser Aerospace & Electronics Corporation, a Nevada corporation ("Lessor") and SyStemix, Inc., a Delaware corporation ("Lessee") and (collectively the "Parties" or individually a "Party").

       1.2 Premises: That certain real property including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 1651 Page Mill Road located in the County of Santa Clara State of California and generally described as (describe briefly the nature of the property) that building containing approximately 73,172 square feet of Rentable Area located on that real property described by Exhibit A attached hereto, along with all necessary easements, rights of access and appurtenances thereto (See LA(P.) 5) ("Premises"). See Paragraph 2 for further provisions)

       1.3 Term: Eleven (11) years and 0 months ("Original Term" commencing as provided in LA(P.) 1 (Commencement Date") and ending ("Expiration Date"). (See Paragraph 3 for further provisions)

       1.4 Early Possession: See LA(P.) 5 ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

       1.5 Base Rent: $ 0.50 per square foot per month ("Base Rent"), payable on the first day of each month commencing on the first day of the Original Term, subject to periodic increases described in LA(P.) 4 (See Paragraph 4 for further provisions.) if this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

       1.6 Base Rent Paid Upon Execution: $ 37,071 as Base Rent for the period first month of the Original Term

       1.7 Security Deposit: $ 120,000; see LA(P.) 9 (Security Deposit"). (See Paragraph 5 for further provisions.)

       1.8 Permitted Use: Those uses described in LA(P.) 7 (See Paragraph 6 for further provisions.)

       1.9 Insuring Party: Lessee is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

       1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
Cornish & Carey Commercial Real Estate represents Lessor exclusively ("Lessor's Broker"), both Lessor and Lessee (See Paragraph 15 for further provisions.)

       1.11 [Intentionally Omitted.]

       1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through ___________ and Exhibits A (premises description),
B (improvement agreement, B-1 (general utility improvements), and C (list of approved Hazardous Substances)

2. Premises

       2.1 Letting. Lessor hereby leases to Lessee, and all Lessee hereby leases from Lessor, the Premises, for the term, at the rental and upon all of the terms, covenants and conditions set forth in this Lease.

       2.2 Condition. Lessor shall deliver the Premises to Lessee in its "as is" condition clean and free of debris on the Early Possession Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heat, and loading doors, if any, in the Premises other than those constructed by Lessee, shall be in good operating condition on the Early Possession Date, if a non-compliance with said warranty exists as of the Early Possession Date. Lessor shall, except as otherwise provided in this

Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense.

       2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Early Possession Date. Said warranty does not apply to the use of which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense.

       2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law as defined in paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

3. Term.

       3.1 Term. The Commencement Date. Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

       3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and Insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

       3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date if one is specified in Paragraph 1.4, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the term of this Lease until Lessor delivers possession of the Premises to Lessee.

4. Rent.

       4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time to be received by Lessor in lawful money of the United States, without offset or deduction on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expenses, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6. Use.

       6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8 or any other use which is comparable thereto and/or for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owner and/or occupants of, or causes damage to, neighboring premises or properties.

       6.2 Hazardous Substances. (See LA(P.) 10)

            (a) Reportable Uses Required Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacturer, disposal, transportation, spill, release or effect either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor, in addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as are reasonably necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements).

            (b) Duty to Inform Lessor. If Lessee knows or has reasonable cause to believe that a Hazardous Substance, or a condition involving or resulting from same has come to be located in, or under or about the Premises, other than as previously consented to by Lessor. Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, applicable, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

            (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damage, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

       6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau relating in any manner to Lessee's use of the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions caused by Lessee, and (iii) the use, generation, manufacturer, production, installation, maintenance, removal, transportation, storage, spill or release by Lessee of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy Lessee shall, within five (5) days after receipt of Lessor's written request provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon request, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

       6.4 Inspection; Compliance. (See LA(P.) 11) Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Laws, or a contamination, caused or materially contributed to any Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

       7.1 Lessee's Obligations.

            (a) (See LA(P.) 13, 14) Subject to the provisions of Paragraph 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc), 7.2 (Lessor's obligations to repairs), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, in the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, borders, lined or unlined pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detecting systems and equipment, fire hydrants, fixtures, interior walls and the surfaces of exterior walls, foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, or about or adjacent to the Premises. Lessee will not cause or permit any Hazardous Substance to be spilled or released in, or, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control, Lessee, in keeping the Premises in good order, condition and repair shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary keep the Premises and all improvements thereon or an part thereof in good order, condition and state of repair.

            (b) Lessee shall, at Lessee's sole costs and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises; (i) heating, air condition and ventilation equipment,
(ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation system (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

       7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraph 2.2 (retaining to condition of the Premises, 2.3 (relating to compliance with covenants, restrictions and building codes), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Lessor under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereinafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

       7.3 Utility Installations; Trade Fixtures; Alterations.

            (a) Definitions; Consent Required. (See LA(P.) 15) The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distributions, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises that cannot be repaired. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by additional or deletion. "Lessee Owner Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee. Lessee shall not make any Alterations or Utility installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during any calendar year the term of the Lease does not exceed $100,000.

            (b) Consent. Any Alterations or Utility installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $100,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

            (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee hall, in good truth, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien, claim or demand indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim in addition Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

            (d) Notwithstanding anything in paragraphs 7.3(a), (b) and (c), Lessee shall notify Lessor ten (10) days prior to any alterations for which the cost exceeds $25,000 such that Lessor may post notices of non-responsibility in or on the premises as provided by law.

       7.4 Ownership; Removal; Surrender; and Restoration.

            (a) Ownership. (See LA(P.) 15) Subject to Lessor's right to require their removal all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per subparagraph 7.4(b) thereof, all Lessee Owned Alterations and Utility Installations installed at

Lessee's expense shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

            (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations installed at Lessee's expense be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

            (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. Insurance; Indemnity.

       8.1 Payment For Insurances. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

       8.2 Liability Insurance.

            (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability Policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the Ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence, with "umbrella" coverage of an additional $5,000,000 with an "Additional Insured-Managers or Lessors of Premises Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusion as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as earned by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee as earned by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

            (b) Carried by Lessor. In the event Lessor is the insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

       8.3 Property Insurance - Building, Improvements and Rental Value.

            (a) Building and Improvements. (See LA(P.) 20) The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to lessor and to the holders of any mortgage, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss, or damage to the Premises. The amount of such insurances shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the parts of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting room debris removal and reasonable amounts of coverage for enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demonstrated or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver or subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.2.

            (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event that Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

            (c) [Intentionally Omitted.]

            (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

       8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

       8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the premises is located, and maintained during the policy term a "General Policyholder Rating" of at least B+.V. or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policy referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand if the Insuring Party shall fail to produce and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

       8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieved the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

       8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises. Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not, in case any action or procedure be brought against Lessor by reason of any of the foregoing matters. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order in be so indemnified.

       8.8 Exemption of Lessor from Liability. Except to the extent caused by the gross negligence or lease default of Lessor or its agents or contractors Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or result from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

       9.1 Definitions

            (a) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

            (b) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

       9.2 Insured Loss. (See LA(P.) 16, 24) If an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in full or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, replacement costs insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspect of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof within ten (10) days following the receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full and force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10 days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

       9.3 Loss. If Damage that is not an insured loss occurs LA(P.) 16 shall apply.

       9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by an authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.5.

       9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage that is not an Insured Loss for which the cost to restore exceeds one (1) month's Base Rent, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage; provided, that this Lease shall not so terminate if Lessee agrees to pay Base Rent without abatement for the remainder of the term and agrees to repair all damage to the extent required by law if Lessee does not need to occupy the damaged portion of the Premises.

       9.6 Abatement of Rent; Lessee's Remedies.

            (a) In the event of damage described in Paragraph 9.2 (Partial Damage - Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

            (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligations shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notices. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

       9.7 [Intentionally Omitted.]

       9.8 Termination - Advanced Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lease's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

       9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. Real Property Taxes.

      10.1

            (a) Payment of Taxes. (See LA(P.) 17, 23) Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect and Lessor shall reimburse Lessee for any overpayment after such proration, if Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

            (b) [Intentionally Omitted.]

      10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interests of Lessor in the Premises or in the real property of which the Premises are a part. Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

      10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith shall be conclusive.

      10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property. Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessor's property or , at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor of all charges jointly metered with other premises.

12. Assignment and Subletting.

      12.1 Lessor's Consent Required. (See LA(P.) 18)

            (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") of sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

            (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

            (c) The involvement of Lessee or its assets in any transaction, or sense of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transaction constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes o this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

            (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c).

      12.2 Terms and Conditions Applicable to Assignment and Subletting.

            (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) after the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

            (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment on or the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

            (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or sublease.

            (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantor's or any one else responsible for the performance of Lessee's obligations under this Lease without first exhausting Lessor's remedies against any other person or entity responsible therefor, or any security held by Lessor or Lessee.

            (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the attended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

            (f) (See LA(P.) 18.A) Any assignee of this Lease shall, by reason of accepting such assignment, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment, other than such obligations as are contrary to or inconsistent with provisions of an assignment to which Lessor has specifically consented in writing.

      12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease. Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

            (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration to such sublease: provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

            (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

            (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

            (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

      13.1 Default; Breach. Lessor and Lessee agree that if any attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined) $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3.

            (a) The abandonment of the Premises.

            (b) Except as otherwise provided in this lease, the failure by Lessee to make any payment of Base Rent or any payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance of surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

            (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) [Intentionally Omitted], (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a) (b) or (c), above, where such Default continues for a period of thirty (30) days after written notices thereof by or on behalf of Lessor to Lessee: provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure in completion.

            (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefits of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assert located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

            (f) The discovery of Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

      13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which has been earned at the time of termination: (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided: (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided: and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession the Premises. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraph 13.1(b),(c) or (d) was not previously given, a notice to pay rent or quit or to perform or quit, as the case may be, given to Lessee under any stature authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

            (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it become due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance of preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws of judicial decisions of the state wherein the Premises are located.

            (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

      13.3 [Intentionally Omitted.]

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, in the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late chares which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

      13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5 a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing or such purpose of written notice specifying wherein such obligation of Lessor has not been performed: provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. (See LA(P.) 24, 25) If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein call "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) the Lease as of the date the condemning authority takes such possession. If Lessee does not terminate the Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, accept that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. Any award for the taking of all or any part of such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received over and above the legal and other expenses incurred by Lessor in the condemnation manner, repair any damages to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. Broker's Fee.

      15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

      15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers joint, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers dated January 24, 1999 for brokerage services rendered by said Brokers to Lessor in this transaction.

      15.3 [Intentionally Omitted.]

      15.4 [Intentionally Omitted.]

      15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or changes which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

      15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16. Tenancy Statement.

      16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation an/or statements as may be reasonably requested by the Requesting Party.

      16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises or, if this is a sublease, of the lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in the Lease. Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be retrieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, ad determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of ten percent (10%) per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Deferred. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreement; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23. Notices.

      23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail with postage prepaid or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

      23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the recent card or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier if any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent of similar act by Lessee, or to be construed as a basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the court in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

      30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions where Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessee under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address has been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty
(30) days following receipt of such notice the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/ or any Option granted hereby superior to the lien of its Security Devices and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 Attornment. Subject to the non-disturbance provisions of Paragraphs 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for an y act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defense which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

      30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a written agreement in form reasonably acceptable to Lessee (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any option to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

      30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents: provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereinafter defined) in any such proceeding, action or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursuant to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or in the abandonment by the other Party of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable ties for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary, Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard or reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility, Installations, Trade Fixtures and Alterations) and shall be in compliance with Stanford Land Management's and the City of Palo Alto's sign criteria.

35. Termination: Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease y Lessee, the mutual termination cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the
Premises: provided, however, Lessor shall in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents.

            (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects, attorneys, engineers, or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor, Subject to Paragraph 12.2(e) (applicable to assignment or subletting). Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

            (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. [Intentionally Omitted.]

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options.

      39.1 Definition. As used in this Paragraph 38 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor, (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

      39.2 [Intentionally Omitted.]

      39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

      39.4 Effect of Default on Options.

            (a) Lease shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any; monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease.

            (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

40. [Intentionally Omitted.]

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and other property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessee or Lessee's agent and submission of same to Lessor shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF

      THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                  IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES: THE PARTIES SHALL RELY SOLELY UPON T HE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at Foster City, CA             Executed at Palo Alto, California
on March 22, 1993                       on March 18, 1993

by LESSOR:                              by LESSEE:

KAISER AEROSPACE & ELECTRONICS          SYSTEMIX, INC.
CORPORATION

a Nevada corporation                    a Delaware corporation

By: /s/  J.E. Chapin                    By: /s/  Joan Kirby
   ----------------------------------      -------------------------------------

Name Printed: J.E. Chapin               Name Printed: Joan Kirby
             ------------------------                ---------------------------

Title: Vice President                   Title: Vice President, Administration
      -------------------------------         ----------------------------------

By:                                     By:
   ----------------------------------      -------------------------------------

Name Printed:                           Name Printed:
             ------------------------                ---------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------

Address:                                Address:
        -----------------------------           --------------------------------

Tel. No. (   )  Fax No. (   )           Tel. No. (   )  Fax No. (   )
          ---            --- --------             ---            --- -----------

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071 (213) 687-8777, Fax No. (213) 687-6616

                                    EXHIBIT A

All that certain real property situate in the City of Palo Alto, County of Santa Clara, State of California, more particularly described as follows:

            BEGINNING at a point in the Southeasterly line of Page Mill Road (120 feet in width), distant thereon South 33(degree) 18' 37" West
            178.06 feet from the Western most corner of that certain 40 acre tract of land described in that certain Memorandum of Lease by and between The Board of Trustees of The Leland Stanford Junior University, Lessor, and Hewlett-Packard Company, a California corporation, Lessee, dated May 15, 1956, recorded February 27, 1958, in the Office of the Recorder of the County of Santa Clara, State of California, in Book 4016 of official Records, Page 306; Thence from said point of beginning South 33(degree) 18' 37" West along said Southeasterly line of Page Mill Road for a distance of 400.86 feet; Thence leaving said last mentioned line and running South 56(degree) 41' 23" East 381.00 feet; Thence North 33(degree) 18' 37" East and parallel with the said Southwesterly line of Page Mill Road for a distance of 401.30 feet to a point which bears South 56(degree) 45' 20" East from the said point of beginning; Thence North 56(degree) 45' 20" West 381.00 feet to the point of beginning.

            CONTAINING APPROXIMATELY 3.508 acres.

            EXCEPTING AND RESERVING THEREFROM an easement 10.00 feet in width measured at right angles, contiguous with and lying Northwesterly from the Southeasterly line of said 3.508 acre parcel above described. Said easement is excepted and reserved unto Lessor, its successors and assigns, as appurtenant to and for the benefit of other lands of Lessor, for the purpose of constructing, installing, operating, maintaining, using, altering, repairing, inspecting, replacing and relocating therein and/or removing therefrom storm and sanitary sewer facilities and all appurtenances necessary and convenient thereto.

            ALSO EXCEPTING AND RESERVING THEREFROM an easement 16.00 feet in width measured at right angles, contiguous with and lying Southwesterly from the Northeasterly line of said 3.508 acre parcel above described. Said easement is excepted and reserved unto Lessor, its successors and assigns, as appurtenant to and for the benefit of other lands of Lessor, for the purpose of constructing, installing, operating, maintaining, using, altering, repairing, inspecting, replacing and relocating therein and/or removing therefrom public utility and storm and sanitary sewer facilities and all appurtenances necessary and convenient thereto.

                                    EXHIBIT B

                                 LEASE ADDENDUM

      This Lease Addendum is dated March 18, 1993, for reference purposes only, and is executed concurrently with and made a part of that printed lease (the "Printed Lease") between Kaiser Aerospace & Electronics Corporation, a Nevada corporation ("Landlord") and SyStemix, Inc., a Delaware corporation ("Tenant"). The Printed Lease, this Addendum and the exhibits attached are collectively referred to herein as "the Lease". Reference in this Addendum to "PL(P.) ___" are to the indicated paragraphs in the Printed Lease. References in this Addendum and the Printed Lease to "LA(P.) ___" are to the indicated paragraphs of this Lease Addendum (e.g., the reference "LA(P.) 6" refers to the Paragraphs 6 of this Lease Addendum). Landlord and Tenant intend and agree that the following provisions are made part of the Lease, and in the event of any inconsistency or conflict between the provisions of the printed Lease and this Lease Addendum, the provisions of this Lease Addendum shall control:

1. Lease Term: The following provisions shall establish the term of the Lease:

      A. As provided in PL(P.) 1.3, the Original Term shall be eleven (11) years.

      B. The original Term shall commence on that date (the "Commencement Date") which is the one hundred fifty-third (153rd) day following the Completion Date (as defined in LA(P.) 2), and the Original Term shall expire on the eleventh
(11th) anniversary of the Commencement Date (the "Expiration Date"). Owner represents to Tenant that it has granted a license agreement to a third party permitting approximately 10,000 square feet of parking area at the rear of the Premises to be used as a staging area until July 24, 1993, and that the licensee is obligated to keep such staging area closed by a lockable fence. Tenant consents to such license agreement. Landlord shall use reasonable efforts to require such licensee to use such part of the Premises in a manner that does not unreasonably interfere with Tenant's use of the Premises. The license agreement shall not be extended without Tenant's consent.

      C. Tenant has two (2) separate options to extend the Original Term on the terms and conditions stated in LA(P.) 21.

2. Early Possession: The following provisions shall govern Tenant's right to possession of the Premises prior to the Commencement Date:

      A. The parties acknowledge that the Premises are vacant and ready for delivery to Tenant. Tenant shall have the right to take possession of the Premises to undertake all of the work required to be done by Tenant pursuant to the Improvement Agreement attached as Exhibit B to the Lease at the time specified in the Improvement Agreement (which date specified for delivery shall be the "Early Possession Date").

      B. Tenant shall have the right to divide the construction of the Tenant Improvements to be constructed pursuant to the Improvement Agreement into phases of work conducted under separate building permits. Upon Substantial Completion (as defined in the Improvement Agreement) of any phase of the Tenant Improvements to be constructed by Tenant pursuant to the Improvement Agreement, Tenant shall have the right to occupy and commence the operation of its business within the Premises as completed so long as such occupancy is legal, subject to the provisions of PL(P.) 3.2, without the obligation to pay Base Rent until the Commencement Date.

      C. As used herein, the term "Completion Date" shall mean the later of August 1, 1993 or upon Substantial Completion of the Tenant Improvements. Notwithstanding the foregoing, the Occupancy Date shall be deemed to be November 1, 1993 if Substantial Completion of the Tenant Improvements is not achieved by tat date unless such achievement is prevented by "Unavoidable Delay" (as defined herein). In that event, the outside date of November 1, 1993 shall be extended day for day for each day of delay resulting from Unavoidable Delay, and the Completion Date shall be deemed to occur on the earlier of such outside date as so extended or Substantial Completion of all of the Tenant Improvements.

      D. If Landlord does not deliver possessions of the Premises to Tenant within ten (10) days after the Early Possession Date, then (i) Tenant shall have the option to terminate this Lease; and (ii) Landlord shall be in default of its obligations under the Lease unless it is prevented from delivering possession for reasons beyond its reasonable control, in which event both Landlord and Tenant shall each independently have the option to terminate the Lease.

      E. As used herein, the term "Unavoidable Delay" shall mean any delay or delays due to any of the following: war, insurrection, or riots; strikes or lockouts; floods, earthquakes, fires, casualties, or other act of God; governmental restrictions or priorities; abnormal weather; interference with construction of the Tenant Improvements by Landlord or its Agents; any delay in the issuance to Tenant of, or the non-issuance to Tenant of, any approvals from Stanford University or the City of Palo Alto necessary to commence and complete construction of the Tenant Improvements which is not the result of any error or omission in the preparation of the Approved Plan or other plans submitted to Stanford University or the City of Palo Alto to obtain such approvals; any default by Landlord of its obligations under this Lease; the presence of Hazardous Substances on or under the Premises (to the extent not caused by "Tenant's Hazardous Substance Use", as defined in LA(P.) 10A).

3. Conditions to Tenant's Performance: Tenant's obligations under the Lease are conditioned upon the satisfaction or waiver by Tenant of each of the following conditions, which are for the exclusive benefit of Tenant. If any of the following conditions is not satisfied within the indicated time period, then Tenant shall have the option to terminate the Lease by giving written notice of its election to do so to Landlord within the indicated time for satisfaction of the condition in question. Tenant's conditions are the following:

      A. On or before August 1, 1993, Tenant shall have obtained all necessary approvals from Stanford University and the City of Palo Alto (including Architectural Review Board approval and building permits) for the construction of the improvements contemplated by the Improvement Agreement attached as Exhibit B.

      B. Within thirty (30) days after the execution of the Lease, Landlord shall have obtained for the benefit of a non-disturbance and attornment agreement from the holder of any mortgage or deed of trust encumbering any interest in the Premises which is in form reasonably satisfactory to Tenant.

      C. Within twenty-one (21) days after the execution of the Lease, Landlord and Tenant shall have reached agreement on what amount of asbestos removal will be required in connection with the construction of the Tenant Improvements pursuant to the Improvement Agreements and what contribution to the cost of removal, if any, Landlord is willing to make. The parties acknowledge that Landlord is not obligated to make any contribution to the cost of asbestos removal, but if Landlord does not agree to make a contribution that is satisfactory to Tenant, Tenant shall have the right to terminate the Lease so long as such right is exercised within such twenty-one (21)-day period.

4. Base Rent: Tenant shall pay a monthly rent (the "Base Rent") equal to the following for the indicated period of time:

      A. Fifty Cents($0.50) per square foot of "Rentable Area" (as defined in LA(P.) 5) per month for the period commencing on the Commencement Date and continuing until the first anniversary of the Commencement Date;

      B. One Dollar and Fifty Cents ($1.50) per square foot of Rentable Area per month for the period commencing on the first (1st) anniversary of the Commencement Date and continuing until the fourth (4th) anniversary of the Commencement Date;

      C. One Dollar and Seventy-Five Cent ($1.75) per square foot of Rentable Area per month for the period commencing on the fourth (4th) anniversary of the Commencement Date and continuing until the eighth (8th) anniversary of the Commencement Date; and

      D. Two Dollars ($2.00) per square foot of Rentable Area per month for the period commencing on the eighth (8th) anniversary of the Commencement Date and continuing until the eleventh (11th) anniversary of the Commencement Date.

      E. If the construction of the Tenant Improvements is undertaken in separate phases conducted pursuant to separate building permits, and if Tenant occupies for the conduct of its business a portion of the Premises upon Substantial Completion of a phase of work and prior to Substantial Completion of all of the Tenant Improvements, then in addition to the Base Rent described above, with respect to such space so occupied prior to the Completion Date for the conduct of Tenant's business, Tenant shall pay rent at the rate of Fifty Cents ($0.50) per square foot of Rentable Area per month for the period commencing on the one hundred fifty-third (153rd) day following the date Tenant commences the operation of its business in such space and continuing until the Commencement Date.

5. Rentable Area: As used herein, the term "Rentable Area" shall mean the rentable area of the building that is part of the Premises, which the parties conclusively agree to be 73,172 square feet. Tenant acknowledges that it has had an opportunity to measure the Premises prior to the execution of the Lease, and that the specified are shall be conclusively deemed to be the Rentable Area of the Premises, regardless of any subsequent measurement by either party.

6. Management Fee: During the Lease Term (and any extensions), in addition to Base Rent Tenant shall also pay to Landlord a management fee equal to the lesser of two percent (2%) of Base Rent or Two Thousand Dollars ($2,000) per month. The management fee shall be paid monthly at the same time Base Rent is due. In exchange for such property management fee, Landlord shall perform all functions normally associated with the services provided by a third party property manager with respect to the obligation of Landlord under this Lease, and Tenant shall not be obligated to pay any additional amounts for such management services, whether or not Landlord engages a third party property manager to perform such services.

7. Permitted Use: Tenant may use the Premises for general office, biomedical research and development, pilot plant production, manufacturing and sales, and such other uses as are permitted by the Stanford Master Lease and the applicable zoning classification of the City of Palo Alto.

8. Stanford Master Lease: Tenant acknowledged that Landlord leases the Premises from Stanford University pursuant to that lease dated May 1, 1961, originally between Stanford University and Hare, Brewer & Kelley, which lease was assigned by Hare, Brewer & Kelley to Landlord by an instrument dated April 30, 1965 (the "Stanford Master Lease"). Landlord represents to Tenant that (i) it has provided to Tenant a true and complete copy of the Stanford Master Lease, and (ii) no state of facts exists which, with the giving of notice or the passage of time or both, would constitute a default under the Stanford Master Lease on the part of either the lessor or lessee thereunder. The obligations of both Landlord and Tenant are conditioned upon the written consent of Stanford University to this Lease, and if such written consent of Stanford University to this Lease, and if such written consent is not obtained within thirty (30) days after the date the Lease is signed by both Landlord and Tenant, each shall independently have the option to terminate this Lease within ten (10) days after the end of such thirty
(30) days. Tenant acknowledges that this Lease is subject and subordinate to the Stanford Master Lease. Tenant shall not take any action which would cause Landlord to be in default of its obligations under the Stanford Master Lease. Landlord shall perform all of its obligations under the Stanford Master Lease and shall not enter into any amendment or modification thereof without Tenant's prior written consent. In the event Stanford University has the right to terminate the Stanford Master Lease for reasons other than a default by Landlord of its obligations thereunder, Landlord shall also have the option to terminate this Lease if Stanford University so exercises such right to terminate the Stanford Master Lease.

9. Existing Encumbrances: Landlord represents to Tenant that as of the execution of this Lease the Premises is not encumbered by any mortgage or deed of trust executed by Landlord except for a deed of trust in favor of Bank of America encumbering Landlord's interest in the Premises and securing a loan made to Landlord.

10. Hazardous Substances: The provisions of PL(P.) 6.2 and 6.3 are modified and augmented by the following provisions concerning Hazardous Substances:

      A. As used herein, the term "Tenant's Hazardous Substance Use" shall mean only the following: (i) the use, transportation, storage, disposal, or release of Hazardous Substances by Tenant, its assignees and subtenants, and their respective "Agents" (as defined herein), and (ii) the disposal or release onto the surface of the Premises of Hazardous Substances by a cause other than by Landlord or its Agents which occurs after the Early Possession Date and prior to the expiration or earlier termination of the Lease. As used herein, the term "Agents" shall mean a party's agents, employees, or contractors. The terms "Tenant's Hazardous Substance Use" shall not include (i) the presence of Hazardous Substances on the Premises prior to the Early Possession Date, or (ii) migration of Hazardous Substances to the Premises through groundwater from an off-site source.

      B. Notwithstanding anything contained in the Printed Lease (including Paragraphs 6.2 and 6.3 thereof), Tenant shall not be liable to indemnify Landlord or any other party, or to pay any investigation, remediation, or other response costs related to the presence of Hazardous Substances on the Premises if such presence was not caused by Tenant's Hazardous Substance Use. Notwithstanding anything contained in the Lease, Tenant shall not be liable for contamination of the soil or groundwater of the Premises by Hazardous Materials
(i) existing prior to the Early Possession Date, or (ii) caused by migration of contaminated groundwater from an off-site source.

      C. Notwithstanding anything contained in the Printed Lease (including Paragraphs 6.2 and 6.3 thereof), (i) Tenant may store and use upon the Premises the Hazardous Substances described in Exhibit C attached hereto in compliance with all Applicable Laws; (ii) Tenant may store and use any Hazardous Substances on the Premises that are necessary to its business so long as it first obtains Landlord's written consent, whether or not such use constitutes a "Reportable Use" as defined in the Printed Lease. Landlord may not withhold its consent to the use of any Hazardous Substances necessary for Tenant's business if Tenant provided reasonable assurances that (i) such storage and use shall comply with all Applicable Laws, and (ii) no underground storage tanks will be employed.

      D. Landlord shall indemnify, protect, defend and hold Tenant and Tenant's Agents harmless from and against any and all loss, damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance to the extent such Hazardous Substance has not been brought onto the Premises as a result of Tenant's Hazardous Substance Use. Landlords' obligations under this paragraph shall survive the expiration or earlier termination of the Lease.

      E. Notwithstanding anything contained in PL(P.) 6.3, Tenant's obligation to comply with all Applicable Las shall not include the obligation to take action required by any Applicable Law that results from the presence of any Hazardous Substance on the Premises that it's not as a result of Tenant's Hazardous Substance Use. Landlord shall have the obligation to take any action required by Applicable Law with respect to Hazardous Substances now or hereafter located on or under the Premises but were not brought onto the Premises as a result of Tenant's Hazardous Substance Use.

      F. If Landlord desires or is required to undertake any investigation or remediation activity on the Premises regarding the presence of Hazardous Substances, such action shall be undertaken in a manner which does nor unreasonably interfere with Tenant's use. If such action results from the presence of Hazardous Substances not caused by Tenant's Hazardous Substance Use and results in a material and substantial interference with Tenant's use of the Premises, Tenant's Rent shall equitably abated to the extent of such interference.

11. Landlord's Right of Entry: PL(P.) 6.4 is modified to provide that any entry onto the Premises by Landlord or its Agents shall comply with the following: (i) Landlord shall comply with Tenant's reasonable security requirements to protect confidential or proprietary information; (ii) Landlord shall provide twenty-four
(24) hours prior written notice of its intent to enter, and shall be accompanied by an escort provided by

Tenant if Tenant so requests and provides such escort under reasonable conditions; (iii) such entry shall not unreasonably interfere with Tenant's use of the Premises and shall be conducted in a manner which minimizes, to the extent reasonably feasible, any interference with Tenant's use.

12. Compliance with Law: Notwithstanding anything contained in PL(P.) 6.3, Tenant shall not be obligated to make improvements to the Premises in order to comply with existing or future Applicable Laws except to the extent required by
(i) the Improvement Agreement relating to the construction of the Tenant Improvements, or (ii) the actual use by Tenant of the Premises, as more particularly described in PL(P.) 6.3 (as modified). To the extent Tenant is not required by this Lease to comply with Applicable Laws relating to the Premises, it shall be Landlord's obligation to do so.

13. Maintenance and Repair: The obligations of Landlord and Tenant set forth in PL(P.) 7.1 and 7.2 are modified and augmented by the following:

      A. Without right of reimbursement from Tenant, Landlord shall at its cost maintain and repair the structural elements of the Premises, including load-bearing walls, structural roof, foundation, first floor slab and upper floor decks.

      B. If any replacement or restoration of "General Utility Improvements" (as defined in the Improvement Agreement) or the outside area improvements (e.g., paving, sidewalks, exterior lighting, and landscaping) that would otherwise be required of Tenant pursuant to PL(P.) 7.1 or 7.2 would cause Tenant to make payments constituting capital expenditures (applying generally accepted accounting principles) in excess of Fifty Thousand Dollars ($50,000) in any calendar year during the Lease Term, then the amount of such excess shall be paid by Landlord. The amount so paid by Landlord shall be amortized over the useful life of the improvement in question and Tenant shall pay monthly amortization payments on account thereof calculated and paid in the manner provided in LA(P.) 14 hereof. Notwithstanding anything contained in this paragraph, Landlord shall not be obligated to contribute to the payment of capital expenditures unless each of the following conditions is satisfied with respect to the capital expenditure in question: (i) the replacement or restoration is necessary because repair of the item in question is no longer feasible or economically prudent; (ii) Landlord is given reasonable prior written notice of the item and has approved it; and (iii) the item in question is not replacement of equipment, materials or workmanship installed by Tenant and defective when installed.

14. Amortization of Capital Items: To the extent Tenant becomes obligated to pay amortization on account of capital expenditures made by Landlord pursuant to LA(P.) 13 the following shall apply:

      A. Such costs paid by Landlord shall be amortized on a straight line basis over the useful life of the capital improvement in question with interest on the unamortized balance the "prime rate" or bank reference rate of Bank of America or such other major money center bank as is selected by Landlord and approved by Tenant as of the commencement of the work in question. Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which Landlord made such determination.

      B. As additional rent, Tenant shall pay to Landlord an amount equal to such monthly amortization payment for each month after such improvement is substantially completed, which monthly amount shall be due at the same time the Base Rent is due, and the obligation to pay such amortization shall continue until the first to occur of (i) the end of the period over which such costs are amortized, (ii) the termination of the Lease, or (iii) the commencement of any lease extension period.

15. Ownership of Alterations; Removal: PL(P.) 7.4 is modified as follows:

      A. As used herein and in the Lease, the term "Lessee Owned Alterations and/or Utility Installations" shall (i) have the meaning ascribed to that term stated in PL(P.) 7.3(a), and (ii) include any part of the Tenant

Improvement constructed pursuant to the Improvement Agreement that were paid for directly by Tenant (and not from Landlord's Allowance).

      B. Tenant shall have the right to remove any Lessee Owned Alterations and/or Utility Installations which are not General Utility Improvements as described by Exhibit B-1 or which are described by Exhibit B-4 so long as it repairs all damage caused by such installation and removal and returns the Premises to the condition existing prior to the installation of the Lessee Owned Alterations and/or Utility Installations in question.

      C. Notwithstanding anything contained in PL(P.) 7.4, but subject to the restrictions set forth in the following three subparagraphs, if Landlord so requires, at the expiration or earlier termination of the Lease Term, Tenant shall remove any Lessee Owned Alterations and/or Utility Installations designated for removal by Landlord and shall restore the Premises to the condition existing prior to the installation of such improvements only to the extent necessary to return the Premises to the condition that existed before such improvements in question were made, ordinary wear and tear excepted. However, in performing this restoration obligation, Tenant shall not be required to reconfigure or remove fixed walls, doors and ceilings, except to the extent necessary to achieve the objectives described in LA(P.) 15(C) (1) and (2). The following provisions shall qualify the general rule set forth in the immediately two preceding sentences:

            (1) With respect to the Tenant Improvements initially installed by Tenant, Tenant shall not be required to remove any of such improvements upon the expiration or earlier termination of the Lease or to restore the Premises to the condition existing prior to the installation of such improvements. Notwithstanding the foregoing, in any area of the Premises devoted primarily to manufacturing, if Landlord so requests prior to the expiration or earlier termination of the Lease, Tenant shall remove all process piping, over-standard HVAC equipment, any "hard" ceilings (but not any "drop" ceilings), any raised floors, and any plumbing, mechanical, or electrical equipment servicing the manufacturing function located in such area.

            (2) Tenant shall restore all damage caused by the removal of any specialized Lessee Owned Alterations and/or Utility Installations removed by it pursuant to paragraph 15B. At Landlord's election, any Lessee Owned Alterations and/or Utility Installations which are located in areas within the Premises that are devoted primarily to manufacturing shall be removed at Tenant's cost. To the extent Lessee Owned Alterations and/or Utility Installations result in a reduction in the capacity of HVAC, mechanical, electrical or plumbing systems, Tenant shall restore HVAC, mechanical, electrical and plumbing systems so that the capacity thereof is substantially the same as existed as of the date this Lease is signed, ordinary wear and tear excepted. If Tenant has made Lessee Owned Alterations and/or Utility Installations after the Commencement Date to any of the following areas, Tenant shall be obligated to return such areas to substantially their original location, configuration and condition existing as of the Commencement Date, ordinary wear and tear excepted, except as otherwise approved by Landlord in writing: (i) restroom "cores" and fixtures; (ii) lobby areas; (iii) truck loading areas. The percentage of dropped ceiling for each area of the Building (office, research and development, etc.) and the percentage of floor area occupied by offices and conference rooms enclosed by fixed walls shall be substantially the same as existed as of the Commencement Date.

                  (3) Tenant shall only be required to remove Lessee Owned Alterations and/or Utility Installations for which either of the following is true, and only if such removal is otherwise required by all of the preceding provisions of this paragraph: (i) such improvements were approved in writing by Landlord and at the time such approval was given by Landlord, Landlord informed Tenant in writing that Landlord would require that such improvements be removed at the termination of the Lease Term; (ii) such improvements were installed without Landlord's consent; or (iii) any improvements contaminated with Hazardous Substances or medical wastes or any improvements which a regulating agency requires to be removed as part of a "closure plan" or any other regulatory requirement in effect upon termination of the Lease.

16. Earthquake, Flood, and Uninsured Loss: The following provisions shall apply in the event of damage to the Premises caused by earthquake, flood, or a peril where the loss does not qualify as an "Insured Loss" (as that term is defined in PL(P.) 9.1):

      A. Landlord may terminate the Lease if the restoration costs not covered by insurance exceed ten percent (10%) of the replacement cost of the "Basic Premises" ; provided, however, that if Landlord makes such election the Lease shall not so terminate if within ten (10) days after Tenant receives written notice of Landlord's election to so terminate Tenant agrees in writing to pay the cost of restoration in excess of such ten percent (10%) limit. For purposes hereof, the term "Basic Premises" shall mean the following elements of the
Premises: (i) the structural elements of the building that is part of the Premises; (ii) all outside area improvements (e.g., parking areas, sidewalks, driveways, landscaping and exterior lighting); (iii) all elevators, exterior windows and roof membrane; (iv) all interior improvements that fit within the definition of "General Utility Improvements" as defined in Exhibit B-1, which shall include all partitions, doors and drop ceilings for office areas and conference rooms.

      B. If Landlord elects not to terminate, or is not entitled to terminate, the Lease, then (i) Landlord shall restore the Basic Premises to the condition existing prior to such damage (but shall have no obligation to restore other elements of the Premises that do not fit within the definition of "Basic Premises", (ii) Tenant shall pay in cash one percent (1%) of the replacement cost of the Basic Premises upon completion of the restoration work, (iii) Landlord shall pay in cash up to nine percent (9%) of the replacement cost of the Basic Premises, which amounts paid by Landlord shall be amortized over the useful life of the improvement restored, and such amortization shall be paid by Tenant in the manner described in LA(P.) 13 hereof, and (iv) if the cost of the Basic Premises, Landlord shall pay such excess without right of reimbursement from Tenant (unless Tenant has prevented Landlord from terminating the Lease pursuant to LA(P.) 16A by agreeing to pay such excess, in which event Tenant shall pay such excess).

      C. Tenant shall have the option to terminate the Lease if (i) it reasonably appears prior to the commencement of Landlord's restoration work that Landlord's restoration work cannot be completed within one hundred eighty (180) days after the date the damage occurred, or (ii) the cost to restore the Premises to the condition existing prior to the damage that is not paid by Landlord and Tenant pursuant to LA(P.) 16B and that is not covered by insurance exceeds ten percent (10%) of the total Basic Rent due for the remainder f the term of the Lease (not discounted to present value).

17. Real Property Taxes: PL(P.) 10.1 and 10.2 are modified by the following:

      A. The term "Real Property Taxes" shall not include (i) transfer, gift or franchise taxes of Landlord, or (ii) any charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Substances. If any assessments for public improvements, services or benefits are levied against the Premises, Landlord may elect to pay the assessment either in full or in installments. In either case, however, Tenant shall pay to Landlord, with each payment of Real Property Taxes, only that amount equal to the installments of principal and interest which would have become due during the Lease Term had Landlord elected to pay the assessment in installments.

      B. Notwithstanding anything contained in the Printed Lease, Tenant shall not be obligated to pay, and Landlord shall pay, the following: (i) one hundred percent (100%) of any increase in Real Property Taxes resulting from any "change of ownership" and consequent reassessment of the Premises pursuant to Chapter
3.5 of the California Revenue and Taxation Code, as amended, which "change of ownership" occurs during the Original Term; or (ii) fifty percent (50%) of any increase in Real Property Taxes resulting from any "change of ownership" and consequent reassessment of the Premises pursuant to Chapter 3.5 of the California Revenue and Taxation Code, as amended, which "change of ownership" occurs during either of the extension periods (if exercised) following the Original Term.

18. Assignment and Subletting: The provisions of PL(P.) 12 are modified by the following:

      A. With respect to PL(P.) 12.2(f), each sublease shall obligate the subtenant to refrain from causing or permitting any act which would cause Tenant to be in breach of its obligations under the Lease, and shall specifically provide that such sublease is subordinate to the Lease and shall terminate upon the termination of the Lease unless Landlord elects to cause the sublease to continue pursuant to its right to do so set forth in PL(P.) 12.3(b).

      B. So long as Tenant is a public company whose stock is publicly traded on a recognized stock exchange, the provisions of PL(P.) 12.1(b) and (c) shall not apply to Tenant, and any such transaction described in such subparagraphs shall not constitute an assignment requiring the prior written consent of Landlord.

      C. Notwithstanding anything contained in PL(P.) 12, so long as Tenant otherwise complies with the provisions of PL(P.) 12, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent:

            (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with SyStemix, Inc. by means of an ownership interest of more than fifty percent (50%).

            (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant.

            (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant.

19. Landlord's Liability: PL(P.) 17 is modified by the following:

      A. Notwithstanding any sale or other transfer of its interest in the Premises, Kaiser Aerospace & Electronics Corporation shall remain personally liable for the performance of the following: (i) all obligations of Landlord set forth in the Improvement Agreement attached as Exhibit B; (ii) the indemnification obligations of Landlord regarding Hazardous Substances set forth in LA(P.) 10C.

      B. No party who is Landlord at any time during the Lease Term shall be released from its liability under the Lease (i) for any default by Landlord of its obligations under the Lease occurring prior to the date of transfer, and
(ii) unless and until the transferee agrees in writing to assume all of the obligations of Landlord under the Lease.

20. Insurance: The provisions of PL(P.) 8 are modified by the following:

      A. Notwithstanding anything contained in the Printed Lease, Tenant shall not be obligated to contribute to the annual cost of earthquake insurance to the extent that the cost of earthquake insurance equals or exceeds three (3) times the then-current cost of fire and all-risk insurance, if Landlord elects to require earthquake insurance to be carried. Tenant may cause the Premises to be insured for loss against earthquake and/or flood if Tenant so elects. Tenant shall pay the full cost of earthquake insurance if (i) Tenant elects to carry earthquake insurance, or (ii) Landlord is required to carry earthquake insurance pursuant to the Stanford Master Lease.

      B. At the request of Tenant, the "deductible" on any insurance (other than earthquake and flood insurance) may be increased to such amount as is specified by Tenant, not to exceed the then-current monthly Base Rent. With respect to the "deductible" for earthquake insurance, it shall be commercially reasonable.

      C. The "deductible" that may be carried by Tenant with respect to insurance maintained by it required by PL(P.) 8.4 may be increased to such amount as is selected by Tenant, not to exceed one months' Base Rent.

21. Options to Extend Lease Term: Landlord hereby grants to Tenant certain options to extend the Lease Term, on the following terms and conditions:

      A. Tenant shall have a first option to extend the Lease Term for a period of five (5) years, and a second option to extend the Lease Term for a period commencing at the end of the first option and continuing until the current expiration date of the Stanford Master Lease which the parties acknowledge is April 30, 2012. The Base Rent for each option period shall be equal to ninety-five percent (95%) of the then fair market monthly rental value of the Premises, which shall be established in accordance with the provisions of LA(P.) 21F.

      B. Tenant must give Landlord notice in writing of its exercise of any option to extend granted herein no later than six (6) months before the date the Lease Term, or any extension thereof, would end but for said exercise.

      C. If Tenant has more than one option, Tenant may only exercise the first option and the second option (if applicable) consecutively, and if Tenant fails to exercise the first option, Tenant shall be deemed to have waived its right to exercise the second option, and the Lease Term shall not be extended further.

      D. All terms and conditions of this Lease shall apply during any option period, except that the Base Rent for any option term shall be determined as above.

      E. The parties acknowledge that pursuant to the Improvement Agreement, Tenant intends to undertake substantial remodeling and renovation of the Premises, of which a portion shall be financed by an allowance provided by Landlord and the balance shall be financed by funds provided by Tenant. It is the intention of the parties that any value added to the Premises by improvements constructed with Tenant's funds not be taken into account in establishing the rent for any option period. Accordingly, for purposes of this Lease, the term "fair market monthly rental value" shall mean the projected going market rental for the "Basic Premises" (as defined in LA(P.) 16) as of the commencement of the option period in question, including a provision for periodic increases of such rent during the option term (which increase shall be established as part of such fair market rent), taking into account the value of all improvements that are part of the Basic Premises (except for those improvements constructed in the Premises by Tenant paid for with Tenant's funs), for a tenant proposing to sign a lease for a similar term and having financial qualifications similar to Tenant and using as guide equivalent space of similar age, construction, quality, use and location. As noted above, there shall be excluded from any determination of the fair market monthly rental value of the Premises any value added to the Premises by (i) improvements constructed in the Premises by the Tenant that are paid for with Tenant's funds, and (ii) any Lessee Owned Alterations and/or Utility Installations constructed by Lessee after the commencement of the term of the Lease and paid for with Tenant's funds.

      F. If Landlord and Tenant are unable to agree on the fair market rental value of the Premises for purposes of setting the Base Rent for the option period in question at least one hundred twenty (120) days prior to the commencement of such option period, then the fair market rental value shall be determined by appraisal conducted as provided below. Landlord shall have not obligation either to confer with Tenant to reach agreement as to the fair market rental value of the Premises for such option period or to participate in appraisal proceedings to set such rent any earlier than nine (9) months before the expiration of the then Lease Term. If it becomes necessary to determine by appraisal the fair market rental value of the Premises for the purpose of establishing the monthly rent for such option period, such fair market rental value of the Premises shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

            (1) The party demanding an appraisal (the "Notifying Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the Notifying Party, in writing, of the name, address and qualifications of an appraiser selected by it. Failure by the Non-Notifying Party to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its behalf and the Notifying Party shall select a second appraiser on behalf of the Non-Notifying Party within five (5) days after the expiration of said ten(10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers selected by the parties shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitration

Association at the request of either party or, if there is then no American Arbitration Association or if it refuses to perform this function, then at the request of either Landlord or Tenant, the third appraiser shall be appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

            (2) The three (3) appraisers selected by the parties shall meet in Palo Alto, California, not later than twenty (20) days following the selection of the third appraiser. At said ;meeting the appraisers shall attempt to determine the fair market rental value of the Premises for the option period in question.

            (3) If the appraisers are unable to complete their determination in one meeting, they may continue to consult at such time as they deem necessary for a fifteen (15) day period from the date of their first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two (2) or more of the appraiser agree on the fair market rental value of the Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

            (4) If two (2) or more appraisers do not agree with said fifteen
(15) day period as set forth above, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rental value for the Premises for the option period in question; provided, however, that in this instance where two (2) or more appraisers do not agree, then each appraiser must base its determination of fair market rental value for the Premises upon the assumption that there shall be one adjustment of the rent by a fixed percentage increase occurring midway through the extension period, which each appraiser must set based on then prevailing market conditions. Landlord and Tenant shall then determine the fair market rental value for the Premises for the option period by determining the average of the fair market rental value set by each of the appraisers; provided, however, if the lowest appraisal is less than eighty-five (85%) of the middle appraisal then such lowest appraisal shall be disregarded, and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If any appraisal is disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

            (5) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rental value of the Premises, in which event the determination of such appraiser shall be conclusively deemed the fair market rental value of the Premises for the option period.

            (6) Landlord and Tenant shall each bear the fees and expenses of the appraiser selected by or for it, and the fees and expenses of the third appraiser (or the joint appraiser if one joint appraiser is used) shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

      G. If the Base Rent for any option period is established by an appraisal conducted pursuant to LA(P.) 21F and if Tenant does not, in its sole discretion, approve the Base Rent for such option period so established by appraisal, then Tenant may rescind its exercise of option by giving Landlord written notice of such election to rescind within fifteen (15) days after the Base Rent for such option period is so established. If Tenant so timely rescinds its exercise of the option, then (i) the Lease shall terminate on the later to occur of either one hundred eighty (180) days after Tenant's notice of rescission or on the date the Lease would otherwise have terminated absent such exercise of the option by Tenant; (ii) if the Lease Term is extended as a result of Tenant's rescission, then the Base Rent for the extended period shall be equal to the then fair market monthly rent set by appraisal conducted pursuant to LA(P.) 21F; and (iii) Tenant shall pay all costs incurred by Landlord in participating in any appraisal procedure to establish the fair market rent for the option period.

22. Right of First Offer to Purchase: If at any time after the execution of this Lease, and before the termination of the Lease Term (the "Purchase Right"), Landlord desires to sell the Premises, then Landlord shall first offer Tenant the opportunity to purchase the Premises by giving Tenant written notice of the terms on which Landlord would be willing to sell the Premises and a copy of the current preliminary title report for the Premises ("Landlord's First Notice"). Tenant shall have the exclusive right to purchase the Premises upon the terms and conditions stated in Landlord's First Notice, as set forth herein.

      A. Tenant may exercise its Purchase Right only by giving written notice to Landlord of Tenant's exercise of such Purchase Right within thirty (30) days following Tenant's receipt of Landlord's First Notice. If Tenant exercises the Purchase Right within such thirty (30) days, Tenant shall purchase the Premises on the terms and conditions contained in Landlord's First Notice.

      B. If Tenant does not exercise the Purchase Right within said thirty (30) day period, then Landlord may sell the Property to any third party for a purchase price of ninety-five percent (95%) or more of the price stated in Landlords First Notice and otherwise on substantially the same terms and conditions contained in Landlord's First Notice or terms not materially more favorable to the buyer, provided that Landlord enter into a binding contract for such sale within one hundred eighty (180) days after Tenant's receipt of Landlord's First Notice.

      C. If, within said one hundred eighty (180) day period after Landlord's First Notice is received by Tenant, Landlord elects to sell the Premises for a price less than ninety-five percent (95%) of that contained in Landlord's First Notice, or if Landlord elects to sell the Premises for a price greater than ninety-five (95% ) of the price contained in Landlord's First Notice but not otherwise on substantially the same terms and conditions contained in Landlord's First Notice, then Landlord shall give notice to Tenant of such election setting forth the terms upon which the Landlord is willing to sell the Premises "Landlord's Second Notice"). Tenant shall have the right to purchase the Premises at the price and upon the terms and conditions stated in Landlord's Second Notice by exercise of such right by delivering written notice of such exercise to Landlord within two (2) business days following Tenant's receipt of Landlord's Second Notice. If Tenant does not notify Landlord of its election to purchase the Premises within said two (2) business day period, then Landlord may sell the Premises to any third party in accordance with the terms and conditions set forth in Landlord's Second Notice.

      D. If Landlord has not entered into a binding contract for the sale of the Premises within one hundred eighty (180) days from Tenant's receipt of Landlord's First Notice, then any election by Landlord to sell the Property shall be deemed a new determination to do so, and shall be subject to all the procedures set forth in this paragraph.

23. Contest of Real Property Taxes: Tenant at its costs shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises, or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay its share of any such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this paragraph. Landlord shall not be required to join in any proceedings or contest brought by Tenant unless the provisions of any law require that the proceedings or contest be brought by or in the name of the Landlord. In that case Landlord shall join in the proceedings or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceedings or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay its share of the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond issued by an insurance company qualified to do business in California. The amount of the bond shall equal one hundred twenty-five percent (125%) of the total amount of Real Property Taxes in dispute. The bond shall hold Landlord and the property harmless from any damages arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered.

24. Tenant's Right to Share in Insurance Proceeds and Condemnation Award: In the event this Lease is terminated by either Landlord or Tenant as a result of damage caused by any period or condemnation, then after Landlord has received from any insurance or condemnation proceeds an amount fairly allocable to the building that is part of the Premises and any Tenant Improvement paid for with Landlord's Allowance pursuant to the Improvement Agreement, from any remaining insurance or condemnation proceeds, Tenant shall receive an amount equal to the unamortized value of improvements (but not Trade Fixtures) constructed in the Premises by Tenant which were paid for with Tenant's funds (determined by amortizing the cost of such improvements so paid by Tenant over the Lease Term, including any options to extend, on a straight line basis without interest).

25. Abatement of Rent Upon Taking of Land Area: PL(P.) 14 is modified to provide that in the event a portion of the parking area, driveways or other area outside the building is taken by eminent domain and the Lease is not terminated, the Base Rent shall be reduced by the same percentage, if any, that the fair rental value for the premises is reduced by such taking.

26. Landlord's Lien Waiver: Landlord, within five (5) days after demand from Tenant, shall execute and deliver such documents that are reasonably required by any supplier, lessor or lender in connection with the installation in the Premises of Tenant's personal property or Tenant's trade fixtures in which Landlord waives any rights it may have or acquire with respect to that property, if the supplier, lessor or lender agrees in writing to the following:

      A. It will remove that property from the Premises before the expiration of the Lease Term or within ten (10) days after it has received written notice that the Lease has been terminated prior to the natural expiration of the Lease Term as a result of a default by Tenant, and if it does not remove the property within such period of time Landlord shall be free to dispose of such property in the manner permitted by the Lease;

      B. It will make whatever restoration to the Premises that is necessitated by the removal; and

      C. It shall comply with such other reasonable terms and conditions as are requested by Landlord that are customary with respect to such lien waivers.

LANDLORD:                               TENANT:

KAISER AEROSPACE &                      SYSTEMIX, INC.
ELECTRONICS CORPORATION,                a Delaware corporation
a Nevada corporation


By: /s/ J.E. Chapin                     By: /s/ Joan Kirby
   ----------------------------------      -------------------------------------
Its: Vice President                     Its: Vice President, Administration

By:                                     By:
   ----------------------------------      -------------------------------------
Its:                                    Its:
    ---------------------------------       ------------------------------------

                                   Exhibit "B"

                  Bill of Sale and Equipment Inventory Schedule

                                   [Attached]

                                  BILL OF SALE

Seller: SyStemix, Inc.

Buyer: CV Therapeutics, Inc.

Equipment: Listed on Schedule 1

Price: $115,000.00 plus sales tax of $9,487.50 for a total of $124,487.50.

1. Sale. Seller agrees to sell to Buyer and Buyer agrees to purchase the Equipment for the price specified above.

2. Payment. Buyer shall pay Seller the purchase price upon execution of this Bill of Sale and before taking possession of the Equipment. Payment shall be in the form of a bank certified or corporate check paid against a U.S. bank in U.S. dollars.

3. Delivery. Seller shall tender the Equipment at Seller's premises in Palo Alto, California.

4. Risk of Loss. Seller has risk of loss or damage to the equipment until Buyer takes possession at Seller's premises, and which time title and risk of loss passes to Buyer. In case of loss or damage to the Equipment prior thereto, the sale of the Equipment shall be canceled with neither party having any obligation to the other, except for refund of any of the purchase price paid, unless Seller and Buyer agree that Buyer will purchase the damaged equipment at a reduced price.

5. Warranty of Title. Seller warrants that it has title to the Equipment (except any Software, as to which it may have only a license) free and clear of any liens or encumbrances.

6. No Other Warranties. Buyer agrees that the Equipment is being provided "AS IS, WHERE IS" and that (except for the warranty of title set forth above) Seller makes NO WARRANTIES WHATSOEVER, AND ANY IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND/OR NONINFRINGEMENT ARE HEREBY DISCLAIMED. Seller hereby assigns to Buyer any manufacturer's warranty which may exist and which is assignable. Seller shall cooperate reasonably with Buyer in executing any documents or taking any other action (provided Buyer agrees to pay to Seller all reasonable out-of-pocket expenses incurred by Seller in connection therewith) that may reasonably be necessary to enable Buyer to enforce any such warranty against the manufacturer.

7. Software and Documentation. Any software, documentation or other materials provided with the Equipment ("Software") may be subject to a license from the manufacturer or third party licensor. Seller makes no representations or warranties regarding such Software or its rights thereto, including whether Seller has the right to assign any license to Buyer. Buyer shall have sole responsibility to arrange with the applicable manufacturer or third party licensor for transfer of any license rights to Buyer; provided, however, that Seller shall, if requested by Buyer, reasonably cooperate with Buyer (provided Buyer agrees to pay to Seller all reasonable out-of-pocket expenses incurred by Seller in connection therewith) to obtain any such license rights from a manufacturer or third party licensor, including executing any documents or taking any other action that may reasonably be necessary to effect the transfer of the license rights to Buyer. Upon obtaining possession of the Equipment, Buyer shall be solely responsible for complying with, and shall be subject to, all the terms and conditions of any such license.

8. Miscellaneous. This Bill of Sale constitutes the parties' entire agreement concerning the sale of the Equipment and supersedes any prior agreement, documentation and discussions thereon. No additional or inconsistent terms of any purchase order or other order document shall apply to this transaction. This Bill of Sale is governed by California law.

AGREED AND ACCEPTED:

Seller:                                 Buyer:

SYSTEMIX, INC.                          CV THERAPEUTICS, INC.


By:  /s/ David H. Langham               By:  /s/ Dan Spiegelman
   ----------------------------------      -------------------------------------

Name:    David H. Langham               Name:    Dan Spiegelman
     --------------------------------        -----------------------------------

Title:   Executive Director, Fin.       Title: VP & CFO
      -------------------------------         ----------------------------------

Date:    1/16/01                        Date:  11/17/00
     --------------------------------        -----------------------------------

                                   SCHEDULE 1

                                List of Equipment

                                   [Attached]

                               1651 PAGE MILL ROAD                       9/19/00
                              FIRST FLOOR FURNITURE

-------------------------------------------------------------------------------------------------------------------
         A                                 B                                                 C               D
-------------------------------------------------------------------------------------------------------------------
1    Quantity                       Item Description                                      Cost/Per       Total Cost
-------------------------------------------------------------------------------------------------------------------
2       13      Single Office:  Lt. Maple                                                 $1,000.00      $13,000.00
-------------------------------------------------------------------------------------------------------------------
3               30"X72" Desk Shells
-------------------------------------------------------------------------------------------------------------------
4               Bridges
-------------------------------------------------------------------------------------------------------------------
5               File/File Pedestal
-------------------------------------------------------------------------------------------------------------------
6               72" Fabric Tackboard
-------------------------------------------------------------------------------------------------------------------
7               Tasklight w/cord cover
-------------------------------------------------------------------------------------------------------------------
8               Pencil Drawers
-------------------------------------------------------------------------------------------------------------------
9
-------------------------------------------------------------------------------------------------------------------
10      12      Double Office:  Lt. Maple                                                 $1,000.00      $12,000.00
-------------------------------------------------------------------------------------------------------------------
11              30"X72" Desk Shells
-------------------------------------------------------------------------------------------------------------------
12              Bridges
-------------------------------------------------------------------------------------------------------------------
13              File/File Pedestal
-------------------------------------------------------------------------------------------------------------------
14              72" Flipper Door Wall Hung Cabinet
-------------------------------------------------------------------------------------------------------------------
15              72" Fabric Tackboard
-------------------------------------------------------------------------------------------------------------------
16              Tasklight w/cord cover
-------------------------------------------------------------------------------------------------------------------
17              Pencil Drawer
-------------------------------------------------------------------------------------------------------------------
18      18      Tech Areas - Harper's:                                                     $250.00        $4,500.00
-------------------------------------------------------------------------------------------------------------------
19              Technical Workstations w/2-drawer File Pedestal & Pencil Drawer
                - No wire management
-------------------------------------------------------------------------------------------------------------------
20      17      Single Cubical - Teknions:                                                 $800.00       $13,600.00
-------------------------------------------------------------------------------------------------------------------
21              Teknion 8'X8' Workstations w/Harper 3-drawer File Pedestal &
                2-drawer lateral file w/2-door sliding top w/2 shelves,
                w/accessories - w/wire management
-------------------------------------------------------------------------------------------------------------------
22    Library   Double and Single Faced Library Shelving w/floor anchors, ties,
                sliding dividers and maple cabinetry end panels                          $5,500.00        $5,500.00
-------------------------------------------------------------------------------------------------------------------
23       2      3-Shelf Bookcases w/maple cabinetry tops                                     $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
24       2      Mizzico Carrols - Lt. Maple                                                $100.00          $200.00
-------------------------------------------------------------------------------------------------------------------
25       2      AGI chairs                                                                 $150.00          $300.00
-------------------------------------------------------------------------------------------------------------------
26       6      Continuous Desk Surface for Computer areas                                 $200.00        $1,200.00
-------------------------------------------------------------------------------------------------------------------
27       1      42"X72" Lt. Maple Rectangle Conference Table w/Panel Base                  $300.00          $300.00
-------------------------------------------------------------------------------------------------------------------

                               1651 PAGE MILL ROAD                       9/19/00
                              FIRST FLOOR FURNITURE

-------------------------------------------------------------------------------------------------------------------
         A                                 B                                                 C               D
-------------------------------------------------------------------------------------------------------------------
1    Quantity                       Item Description                                      Cost/Per       Total Cost
-------------------------------------------------------------------------------------------------------------------
28       1      42"X96" Lt. Maple Rectangle Conference Table w/Panel Base                  $325.00          $325.00
-------------------------------------------------------------------------------------------------------------------
29       3      20"X36" Lt. Maple Credenza                                                 $140.00          $420.00
-------------------------------------------------------------------------------------------------------------------
30       1      Fabric Tackboard                                                             $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
31       1      24"X36"X82" Tasklight                                                        $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
32       8      30"X72" Versteel Performance Base Lunch Room Tables                        $120.00          $960.00
-------------------------------------------------------------------------------------------------------------------
33       3      6-Shelf BookCases                                                          $175.00          $525.00
-------------------------------------------------------------------------------------------------------------------
34       7      Lt. Maple 3-Shelf BookCases                                                $165.00        $1,155.00
-------------------------------------------------------------------------------------------------------------------
35       1      Lt. Maple 48" Round Conference Table w/column base                         $195.00          $195.00
-------------------------------------------------------------------------------------------------------------------
36       2      36" Round Conference Table w/Chromeplated Four Star Base (Lt.
                Grey)                                                                       $25.00           $50.00
-------------------------------------------------------------------------------------------------------------------
37       1      Maple 48"X144"X29" Racetrack Conference Table on two f-bases               $680.00          $680.00
-------------------------------------------------------------------------------------------------------------------
38       1      Lt. Grey Computer Desk with 2-drawer file pedestal                           $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
39       1      Lt. Grey Laminate Desk with 2-drawer file pedestal                           $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
40       1      Brown Wooden Desk with 2-drawer file pedestal                                $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
41       1      Brown Wooden Typewriter Cart with pull-up side                               $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
42       1      65" Whitewash TV/VCR Console Cabinet w/2-hinged doors, 2-fixed
                shelves & 1 adjustable shelf                                               $200.00          $200.00
-------------------------------------------------------------------------------------------------------------------
43       1      2-shelf Maple Lecturn                                                      $150.00          $150.00
-------------------------------------------------------------------------------------------------------------------
44       1      Whitewash Lecturn with door                                                $150.00          $150.00
-------------------------------------------------------------------------------------------------------------------
45       1      Black 2-Shelf Bookcase                                                     $150.00          $150.00
-------------------------------------------------------------------------------------------------------------------
46       1      36'WX12"DX29"H w/Single File Cabinet                                       $100.00          $100.00
-------------------------------------------------------------------------------------------------------------------
47       1      Overfile Storage Cabinet with shelf/sliding doors                           $60.00           $60.00
-------------------------------------------------------------------------------------------------------------------
48       2      24"DX30"W Lt. Maple Computer Table w/keyboard drawer                       $135.00          $270.00
-------------------------------------------------------------------------------------------------------------------
49       2      78"X36"X18" Standard Storage Cabinet w/adjustable shelves and
                lock                                                                        $65.00          $130.00
-------------------------------------------------------------------------------------------------------------------
50       2      30"X18"X64 3/8" Hinged door cabinets w/4-shelves and lock                  $135.00          $270.00
-------------------------------------------------------------------------------------------------------------------
51       1      2-Drawer Lateral File Cabinets                                             $120.00          $120.00
-------------------------------------------------------------------------------------------------------------------
52       2      2-Door Storage Cabinets                                                    $115.00          $230.00
-------------------------------------------------------------------------------------------------------------------
53       3      36" 5-Drawer Lateral File Cabinets                                         $200.00          $600.00
-------------------------------------------------------------------------------------------------------------------
54      19      42" 5-Drawer Lateral File Cabinets                                         $210.00        $3,990.00
-------------------------------------------------------------------------------------------------------------------
55       2      4-Drawer Lateral File Cabinet                                              $140.00          $280.00
-------------------------------------------------------------------------------------------------------------------
56       5      2-Drawer Vertical File Cabinets                                             $60.00          $300.00
-------------------------------------------------------------------------------------------------------------------

                               1651 PAGE MILL ROAD                       9/19/00
                              FIRST FLOOR FURNITURE

-------------------------------------------------------------------------------------------------------------------
         A                                 B                                                 C               D
-------------------------------------------------------------------------------------------------------------------
1    Quantity                       Item Description                                      Cost/Per       Total Cost
-------------------------------------------------------------------------------------------------------------------
57       3      3-Drawer Vertical File Cabinet                                              $70.00          $210.00
-------------------------------------------------------------------------------------------------------------------
58       6      4-Drawer Vertical File Cabinets                                             $80.00          $480.00
-------------------------------------------------------------------------------------------------------------------
59       1      16 5/8" X 25" X 27 9/16" 2-Drawer Vertical Fire File Cabinet
                w/lock                                                                     $150.00          $150.00
-------------------------------------------------------------------------------------------------------------------
60       3      42" 2-Drawer Lateral Insulated Fire File Cabinet w/lock                    $600.00        $1,800.00
-------------------------------------------------------------------------------------------------------------------
61       1      31"W 2-Drawer Lateral Insulated Fire File Cabinet w/lock                   $500.00          $500.00
-------------------------------------------------------------------------------------------------------------------
62      12      44" 4-Drawer Insulated Fire King Lateral File Cabinets                     $700.00        $8,400.00
-------------------------------------------------------------------------------------------------------------------
63      52      WhiteBoards                                                                 $10.00          $520.00
-------------------------------------------------------------------------------------------------------------------
64      40      Sitag Space Shells                                                           $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
65      80      Sitag Space Stackable Chairs                                                $60.00        $4,800.00
-------------------------------------------------------------------------------------------------------------------
66       1      Chair Cart                                                                   $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
67       3      Shell Carts                                                                  $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
68      118     Harper's Task Chairs:  Office areas                                          $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
69      21      Vinyl Task Chairs:  Labs                                                     $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
70       2      Sapper Executive Chairs                                                    $240.00          $480.00
-------------------------------------------------------------------------------------------------------------------
71       1      4' x 6' Bulletin Board Cabinet w/oak trim & lock                             $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------
72       6      Davis Lounge Chairs:  Front Lobby                                          $240.00        $1,440.00
-------------------------------------------------------------------------------------------------------------------
73       2      Davis End Tables:  Front Lobby                                              $65.00          $130.00
-------------------------------------------------------------------------------------------------------------------
74      64      Conference Room/Side Chairs w/sled base                                     $80.00        $5,120.00
-------------------------------------------------------------------------------------------------------------------
75
-------------------------------------------------------------------------------------------------------------------
76              Total                                                                                    $85,940.00
-------------------------------------------------------------------------------------------------------------------
77              The above cost does not include California Sales Tax of 8.25%
-------------------------------------------------------------------------------------------------------------------
78              Note:  CVT CounterOffer on September 19, 2000, for the first and second floor is $115,000.00 less applicable tax of 8.25%
-------------------------------------------------------------------------------------------------------------------
79
-------------------------------------------------------------------------------------------------------------------
80              Total agreed upon price for both floors by SyStemix and CVT is:                         $115,000.00
-------------------------------------------------------------------------------------------------------------------
81              California Sales Tax of 8.25%                                                             $9,487.50
-------------------------------------------------------------------------------------------------------------------
82              Total agreed upon purchase price September 19, 2000:                                    $124,487.50
-------------------------------------------------------------------------------------------------------------------

                               1651 PAGE MILL ROAD                       9/19/00
                             SECOND FLOOR FURNITURE

---------------------------------------------------------------------------------------------------------------------
         A                                 B                                                 C                D
---------------------------------------------------------------------------------------------------------------------
1    Quantity                       Item Description                                      Cost/Per        Total Cost
---------------------------------------------------------------------------------------------------------------------
2
---------------------------------------------------------------------------------------------------------------------
3        1      Custom Three Person office configuration - Lt. Maple                     $1,000.00          $1,000.00
---------------------------------------------------------------------------------------------------------------------
4       15      Single Office Configuration:  Lt. Maple includes the following:          $1,000.00         $15,000.00
---------------------------------------------------------------------------------------------------------------------
5               30"X72" Desk Shells
---------------------------------------------------------------------------------------------------------------------
6               Bridges
---------------------------------------------------------------------------------------------------------------------
7               File/File Pedestal
---------------------------------------------------------------------------------------------------------------------
8               72" Flipper Door Wall Hung Cabinet
---------------------------------------------------------------------------------------------------------------------
9               72" Fabric Tackboard
---------------------------------------------------------------------------------------------------------------------
10              Tasklight w/cord cover
---------------------------------------------------------------------------------------------------------------------
11              3-Drawer Custom Lateral File Cabinet
---------------------------------------------------------------------------------------------------------------------
12              3-Shelf Bookcase (some configurations)
---------------------------------------------------------------------------------------------------------------------
13              Whiteboard
---------------------------------------------------------------------------------------------------------------------
14              Pencil Drawers
---------------------------------------------------------------------------------------------------------------------
15       8      Double Office Configurations:  Lt. Maple includes the following:         $1,000.00          $8,000.00
---------------------------------------------------------------------------------------------------------------------
16              30"X72" Desk Shells
---------------------------------------------------------------------------------------------------------------------
17              Bridges
---------------------------------------------------------------------------------------------------------------------
18              File/File Pedestal
---------------------------------------------------------------------------------------------------------------------
19              72" Flipper Door Wall Hung Cabinet
---------------------------------------------------------------------------------------------------------------------
20              72" Fabric Tackboard
---------------------------------------------------------------------------------------------------------------------
21              Tasklight w/cord cover
---------------------------------------------------------------------------------------------------------------------
22              3-Drawer Custom Lateral File Cabinet
---------------------------------------------------------------------------------------------------------------------
23              3-Shelf Bookcase (some configurations)
---------------------------------------------------------------------------------------------------------------------
24              Whiteboard
---------------------------------------------------------------------------------------------------------------------
25              Pencil Drawer
---------------------------------------------------------------------------------------------------------------------
26      37      Tech Areas - Harper Cubicles:                                              $250.00          $9,250.00
---------------------------------------------------------------------------------------------------------------------
27              Tech Areas - Harper's panels, 2-drawer file pedestal and pencil drawer
---------------------------------------------------------------------------------------------------------------------
28      31      Teknion Single Cubicles:                                                   $800.00         $24,800.00
---------------------------------------------------------------------------------------------------------------------
29              Teknion Single Cubical - 8'X8' Teknion Workstation: w/3-drawer file pedestal, pencil drawer, 2-drawer lateral file cabinet with sliding top 2 shelves
---------------------------------------------------------------------------------------------------------------------
30       1      Continuous Desk Surface for computer areas                                 $200.00            $200.00
---------------------------------------------------------------------------------------------------------------------

                               1651 PAGE MILL ROAD                       9/19/00
                             SECOND FLOOR FURNITURE

---------------------------------------------------------------------------------------------------------------------
         A                                 B                                                 C                D
---------------------------------------------------------------------------------------------------------------------
1    Quantity                       Item Description                                      Cost/Per        Total Cost
---------------------------------------------------------------------------------------------------------------------
31       1      3 Section, 5 adjustable shelves grey bookcase                                $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
32       2      6 shelf grey bookcases - adjustable shelves                                  $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
33       3      6 shelf black bookcases - adjustable shelves                                 $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
34       1      Natural Maple 36" Round Conference Table                                   $175.00            $175.00
---------------------------------------------------------------------------------------------------------------------
35       1      Natural Wood Half Round Occasional Table                                   $100.00            $100.00
---------------------------------------------------------------------------------------------------------------------
36       1      Maple 48"X144"X29" Racetrack Conference Table on two F-bases               $680.00            $680.00
---------------------------------------------------------------------------------------------------------------------
37       1      Maple 30"X80"X36" Credenza (can accommodate mini refrigerator)             $350.00            $350.00
---------------------------------------------------------------------------------------------------------------------
38       1      20"X36" Lt. Maple Credenza                                                 $140.00            $140.00
---------------------------------------------------------------------------------------------------------------------
39       1      Adjustable Lectern - portable                                                $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
40       1      Lt. Maple 24"DX30"W Computer Table w/sliding keyboard drawer               $135.00            $135.00
---------------------------------------------------------------------------------------------------------------------
41      45      42"W Grey 5-drawer Lateral File Cabinets                                   $210.00          $9,450.00
---------------------------------------------------------------------------------------------------------------------
42       3      36"W Grey 5-drawer Lateral File Cabinets                                   $200.00            $600.00
---------------------------------------------------------------------------------------------------------------------
43       7      30"W Grey 5-drawer Lateral File Cabinets                                   $190.00          $1,330.00
---------------------------------------------------------------------------------------------------------------------
44       8      30"W 2-drawer Storage Cabinet with shelves                                 $115.00            $920.00
---------------------------------------------------------------------------------------------------------------------
45       7      42"W 2-drawer Lateral File Cabinet w/2 door sliding top                    $135.00            $945.00
---------------------------------------------------------------------------------------------------------------------
46       4      42"W 2-drawer Lateral File Cabinets                                        $120.00            $480.00
---------------------------------------------------------------------------------------------------------------------
47       1      42"W 3-drawer Lateral File Cabinets                                        $125.00            $125.00
---------------------------------------------------------------------------------------------------------------------
48       2      4-drawer Vertical File Cabinets                                             $80.00            $160.00
---------------------------------------------------------------------------------------------------------------------
49       3      5-drawer Vertical File Cabinets                                             $90.00            $270.00
---------------------------------------------------------------------------------------------------------------------
50       1      36"W Putty 2-door sliding file cabinet with adjustable shelf                 $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
51       1      Brown 3-shelf Bookcase - wood                                                $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
52       1      Grey Laminate 3-shelf Bookcase                                               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
53       1      Hon 2-drawer file pedestal                                                   $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
54      85      Harper's Task Chairs - office                                                $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
55      44      Praxis Side chairs with sled bases                                          $80.00          $3,520.00
---------------------------------------------------------------------------------------------------------------------
56       3      Sapper Executive Chairs - Ergonomic                                        $240.00            $720.00
---------------------------------------------------------------------------------------------------------------------
57      47      Teal Vinyl Lab Chairs                                                        $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------
58
---------------------------------------------------------------------------------------------------------------------
59              Total                                                                                      $78,350.00
---------------------------------------------------------------------------------------------------------------------
60              The above price does not include California Sales Tax of 8.25%
---------------------------------------------------------------------------------------------------------------------

                               1651 PAGE MILL ROAD                       9/19/00
                             SECOND FLOOR FURNITURE

---------------------------------------------------------------------------------------------------------------------
         A                                 B                                                 C                D
---------------------------------------------------------------------------------------------------------------------
1    Quantity                       Item Description                                      Cost/Per        Total Cost
---------------------------------------------------------------------------------------------------------------------
61              Discount for taking the furniture on this floor also                                     ($28,000.00)
---------------------------------------------------------------------------------------------------------------------
62
---------------------------------------------------------------------------------------------------------------------
63              Total after discount; does not include the California Sales Tax
                of 8.25%                                                                                   $50,350.00
---------------------------------------------------------------------------------------------------------------------
64
---------------------------------------------------------------------------------------------------------------------
65              Note: CVT CounterOffer on September 19, 2000, for the first and second floor is $115,000.00 less applicable tax of 8.25%
---------------------------------------------------------------------------------------------------------------------
66
---------------------------------------------------------------------------------------------------------------------
67              Total agreed upon price for both floors by SyStemix and CVT is:                           $115,000.00
---------------------------------------------------------------------------------------------------------------------
68              California Sales Tax of 8.25%                                                               $9,487.50
---------------------------------------------------------------------------------------------------------------------
69              Total agreed upon purchase price September 19, 2000:                                      $124,487.50
---------------------------------------------------------------------------------------------------------------------

                                   Exhibit "C"

                       Acknowledge and Consent to Sublease

                                   [Attached]

                     ACKNOWLEDGEMENT AND CONSENT TO SUBLEASE

THIS ACKNOWLEDGEMENT AND CONSENT TO SUBLEASE ("Acknowledgement and Consent") is made and delivered by Kaiser Marquardt, Inc., a Delaware corporation (the "Landlord"), successor-in-interest to Kaiser Aerospace and Electronics Corporation, a Nevada corporation, to and for the benefit of Systemix Inc., a Delaware corporation ("Sublandlord") and CV Therapeutics, Inc., a Delaware corporation ("Subtenant"), to be effective as of the 11th day of December, 2000.

1. Recitals. This Acknowledgement and Consent is made with reference to the following fats and objectives:

      a. The Board of Trustees of the Leland Stanford Junior University (the "Ground Lessor"), as lessor, and Landlord, as lessee, entered into that certain Lease dated as of May 1, 1961, as subsequently amended by that certain First Amendment to Lease dated as of April 28, 1977 (collectively, the "Ground Lease"), for certain real property commonly known a 1651 Page Mill Road, Palo Alto, California (the "Premises").

      b. Landlord, as landlord, and Sublandlord, as tenant, entered that certain Lease Agreement (the "Lease") dated as of March 18, 1993, for the Premises.

      c. Sublandlord desires to sublease the Premises to Subtenant, and Subtenant desires to sublease the Premises from Sublandlord, pursuant to the terms and conditions of that certain Sublease (the "Sublease") dated November 8, 2000, a copy of which is attached hereto as Exhibit A.

      d. Subtenant intends to use the Premises for general office, laboratory, research and development facilities, pilot plan production, manufacturing and sales uses ("Subtenant's Intended Purpose").

2. Certain by Landlord. Subject to all terms and conditions set forth below, Landlord hereby consents to:

      a. The sublease of Sublandlord's interest in the Lease to Subtenant on the terms and conditions contained in the Sublease.

      b. The use of the Premises for Subtenant's Intended Purpose and the list of Hazardous Substance set forth on Exhibit D t the Sublease; provided, however, that Subtenant shall use, handle, store, transport and dispose of all such hazardous substance in full compliance with all applicable laws and regulations and with the terms of the Lease and the Sublease.

      c. The installation of signage on the Premises as allowed by local municipal ordinance.

3. Landlord Acknowledgments. Landlord acknowledges and confirms to Sublandlord and Subtenant and agrees that:

      a. The lease agreement attached to the Sublease as Exhibit A is a true, correct and complete copy of the Lease, and, except as attached hereto, said Lease has not been amended, modified or supplemented in any way. Landlord is currently the sole lessor under the Lease and Landlord has not assigned or otherwise transferred (voluntarily or by operation of law) any interest in the Lease.

      b. Landlord has not placed nor is Landlord otherwise aware of any liens or other charges against title to the premises which could result in a termination of the Lease or limit the ability of the Subtenant to use the Premises for Subtenant's Intended Purpose.

      c. To the best of Landlord's knowledge, there are is no current breach of any material covenant, condition, warranty or obligation under the Lease that gives rise to a material default thereunder, except that Sublandlord has not delivered to Landlord a certificate of insurance showing that all insurance required to be maintained by Sublandlord is in full and effect.

      d. Landlord shall deliver to Subtenant at the address set forth in the Sublease notices of any defaults under the Lease at the same time such notices are sent to Sublandlord as set forth in the Lease.

4. Conditions and Limitations. Landlord has executed this Acknowledgement and Consent, and has consented to the matters described in Paragraph 2 above, subject to the following terms and conditions.

      a. Sublandlord and Subtenant shall agree to the terms and conditions set forth below after Landlord's signature.

      b. Nothing in this Acknowledgement and Consent or in the Sublease is intended to (i) amend the terms of the Lease or increase Landlord's obligations or liabilities thereunder, (ii) limit or impair any of Landlord's rights or remedies under the Lease, (iii) limit or impair Sublandlord's obligations under this Lease, (iv) release Sublandlord from any of its obligations under the Lease, or (v) release Subtenant from any of its obligations under the Lease, or (v) release Subtenant from any of the Lessee's obligations under the Lease that Subtenant has agreed to perform in the Sublease.

      c. Nothing herein shall be deemed a consent by Landlord to any future or subsequent assignment of the Lease or sublease of all or any portion of the Premises, nor does anything herein relieve Sublandlord and Subtenant from the obligation to obtain Landlord" prior written consent to any such future or subsequent assignment or sublease in accordance with the terms of the Lease.

IN WITNESS WHEREOF, Landlord has executed this Acknowledgement and Consent to be effective as of the Effective Date.

LANDLORD:

KAISER MARQUARDT, INC.
a Delaware corporation


By: /s/ J.E. Chapin
   ----------------------------------
Print: J.E. Chapin
Its: Secretary

      Sublandlord and Subtenant hereby acknowledge and accept the terms and conditions of Landlord's consent set forth in Paragraph 4 above, and further covenant and agrees as follows for the benefit of Landlord:

1. Subtenant and Sublandlord shall within seven (7) days provide a certificate of insurance showing that all insurance required to be maintained by the Lessee under the Lease (which obligation Subtenant has assumed under the Sublease) is fully paid and in full force and effect. They shall also provide such a certificate promptly after Landlord's written request from time to time. Subtenant expressly acknowledges that the Lessee is required to maintain fire and other property damage insurance under the terms of the Lease, with the loss thereunder payable to Landlord or Landlord's lender (if any).

2. Subtenant acknowledges and agrees that all obligations of the Lessee under the Lease that Subtenant has agreed to perform under the Sublease, and all other obligations of Subtenant in the Sublease pertaining to the use, occupancy and maintenance of the Premises, are intended for the benefit of Landlord as well as Sublandlord (except as such obligations do not run to Sublandlord's benefit as and to the extent the Sublease specifies that they run only to Landlord and not to Sublandlord). Without limiting the generality of the foregoing, Subtenant expressly agrees that all indemnity and defense obligations of Subtenant under the Sublease (including without limitation indemnity and defense obligation sunder the Lease incorporated into the Sublease) run to and for the benefit of Landlord as well as Sublandlord (except that such obligations do not run to Sublandlord's benefit as and to the extent Sublease specifies they run only to Landlord and not to Sublandlord). The liability insurance to be maintained by Subtenant under the Sublease shall also name Landlord as an additional insured and shall include a contractual liability endorsement and shall otherwise comply with all requirements of the Lease.

3. Sublandlord agrees that all of its indemnity and defense obligations under the Lease (including with out limitation those under Sections 6.3(c) and 8.6 of the Lease) also apply to and cover all claims, actions, losses, damages, costs and expenses made or brought against or incurred by Landlord arising from any act, omission or breach by Subtenant or its employees, agents or contractors.

4. Sublandlord acknowledges and confirms to Landlord and agrees that, to the best of Sublandlord's knowledge, (i) Landlord is not in breach or default under any covenant, condition, warranty or obligation under the Lease, and (ii) all elements of the Premises to be maintained by Landlord under the Lease are in good condition and repair. Subtenant acknowledges and confirms to Landlord that Landlord has made no representations or warranties of any kind, express or implied, regarding the Premises, their physical condition, or their fitness for any particular use or purpose.

5. Concurrently with execution of this Acknowledgement and Consent, Sublandlord shall pay Landlord the total sum of $15,000.00 to cover a portion of Landlord's attorneys fees in reviewing the Sublease and preparing and negotiating the Direct Lease, as defined in the Sublease.

6. Sublandlord expressly waives and forever releases its options to renew or extend the term of the Lease beyond February 28, 2005, and its rights of first offer, as set forth in Paragraph 21 and 22 of the Lease Addendum (being part of the Lease) or in any other provision of the Lease

      IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Acknowledgement and Consent to be effective as of the Effective Date.

SUBLANDLORD:                            SUBTENANT

SYSTEMIX INC.,                          CV THERAPEUTICS, INC.

a Delaware corporation                  a Delaware corporation


By: /s/ James T. DePalma                By: /s/ Tricia Borga Suvari
   ----------------------------------      -------------------------------------
Print: James T. DePalma                 Print: Tricia Borga Suvari
Its: VP, Chief Financial Officer        Its: VP & General Counsel

                                   Exhibit "D"

                    Subtenant's List of Hazardous Substances

                                   [Attached]

                                            Chemical
1                                    ABTS Peroxide Substrate
--------------------------------------------------------------------------------------------------------
2                                           Ac-Leu-OH
--------------------------------------------------------------------------------------------------------
3                               S/P Accu-Mount 60 Mounting Medium
--------------------------------------------------------------------------------------------------------
4                                   Accustain Hematoxylin soln
--------------------------------------------------------------------------------------------------------
5                                      Accustain Rinse soln
--------------------------------------------------------------------------------------------------------
6                                     Accustain Rinse soln.2
--------------------------------------------------------------------------------------------------------
7                                 Accustain Wright-Giemsa Stain
--------------------------------------------------------------------------------------------------------
8                                        Accutrol Normal
--------------------------------------------------------------------------------------------------------
9                                     Accutrol Normal soln.
--------------------------------------------------------------------------------------------------------
10                               gamma-Acenaphtenebutyric acid 95%
--------------------------------------------------------------------------------------------------------
11                                       Acenaphtenequinone
--------------------------------------------------------------------------------------------------------
12                                 Acepromazine Maleate Injection
--------------------------------------------------------------------------------------------------------
13                                          Acetaldehyde
--------------------------------------------------------------------------------------------------------
14                                           Acetamide
--------------------------------------------------------------------------------------------------------
15                                    3-Acetamidobenzoic acid
--------------------------------------------------------------------------------------------------------
16                                       Acetaldehyde, 97%
--------------------------------------------------------------------------------------------------------
17                                         Acetate Buffer
--------------------------------------------------------------------------------------------------------
18                                  Acetate Buffer soln. pH 4.9
--------------------------------------------------------------------------------------------------------
19                                      Acetic acid glacial
--------------------------------------------------------------------------------------------------------
20                                    Acetic acid glacial 1.0N
--------------------------------------------------------------------------------------------------------
21                                    Acetic acid sodium salt
--------------------------------------------------------------------------------------------------------
22                                        Acetic anhydride
--------------------------------------------------------------------------------------------------------
23                                     Acetic anhydride soln.
--------------------------------------------------------------------------------------------------------
24                                             Acetol
--------------------------------------------------------------------------------------------------------
25                                            Acetone
--------------------------------------------------------------------------------------------------------
26                                           Acetone-d6
--------------------------------------------------------------------------------------------------------
27                                        Acetone-d6 soln.
--------------------------------------------------------------------------------------------------------
28                                          Acetonitrile
--------------------------------------------------------------------------------------------------------
29                                     Acetonitrile anhydrous
--------------------------------------------------------------------------------------------------------
30                                        Acetonitrile-d3
--------------------------------------------------------------------------------------------------------
31                                          Acetophenone
--------------------------------------------------------------------------------------------------------
32                                 5-Acetoxymethyl-2-furaldehyde
--------------------------------------------------------------------------------------------------------
33                                        Acetyl chloride
--------------------------------------------------------------------------------------------------------
34                                       Acetyl Coenzyme A
--------------------------------------------------------------------------------------------------------
35                                    N- Acetyl-D-Sphingosine
--------------------------------------------------------------------------------------------------------
36                                      N- Acetyl-dl-Serine
--------------------------------------------------------------------------------------------------------
37                                  N- alpha Acetyl-L-Methionine
--------------------------------------------------------------------------------------------------------
38                                      N- Acetyl-L-Leucine
--------------------------------------------------------------------------------------------------------
39                                    N- alpha Acetyl-L-Lysine
--------------------------------------------------------------------------------------------------------
40                                     N- Acetyl-L-Methionine
--------------------------------------------------------------------------------------------------------
41                                  N- Acetyl-Leu-Leu-Methional
--------------------------------------------------------------------------------------------------------
42                                 N- Acetyl-Leu-Leu-Norleucinal
--------------------------------------------------------------------------------------------------------
43                                 N- Acetyl-phe-3, 5-diiodo-tyr
--------------------------------------------------------------------------------------------------------
44                                      2-Acetylbenzoic acid
--------------------------------------------------------------------------------------------------------
45                                      4-Acetylbenzoic acid
--------------------------------------------------------------------------------------------------------
46                                           Acetylene
--------------------------------------------------------------------------------------------------------
47                                        2-Acetylflourene
--------------------------------------------------------------------------------------------------------
48                                        N- Acetylglycine
--------------------------------------------------------------------------------------------------------
49                                         I-Acetylindole
--------------------------------------------------------------------------------------------------------
50                                          Acid alcohol
--------------------------------------------------------------------------------------------------------
51                                      Acid molybdate soln.
--------------------------------------------------------------------------------------------------------
52                                        Acid Neutralizer
--------------------------------------------------------------------------------------------------------
53                                          Acid Reagent
--------------------------------------------------------------------------------------------------------
54                                            Acridine
--------------------------------------------------------------------------------------------------------
55                                        Acridine Orange
--------------------------------------------------------------------------------------------------------
56                                            Acrolein
--------------------------------------------------------------------------------------------------------
57                                           Acrylamide
--------------------------------------------------------------------------------------------------------
58                               Acrylease Non-Stick Plate Coating
--------------------------------------------------------------------------------------------------------
59                                       Acryloyl chloride
--------------------------------------------------------------------------------------------------------
60                              N-3-[2-Acryloyl-Ala-Phe-Amidefurlyl]
--------------------------------------------------------------------------------------------------------
61                               N-3-[2-Acrylyl-Gly-Leu-Amidefuryl]
--------------------------------------------------------------------------------------------------------
62                                 N-3-[2-Acryloyl-Phe-PheFuryl]
--------------------------------------------------------------------------------------------------------
63                                       (-)-Actinomycin D
--------------------------------------------------------------------------------------------------------
64                                  1-Adamantamecarboxylic acid
--------------------------------------------------------------------------------------------------------
65                                    1-Adamantanemethylamine
--------------------------------------------------------------------------------------------------------
66                                 1-Adamantyl bromomethyl ketone
--------------------------------------------------------------------------------------------------------
67                                         (-)-Adenosine
--------------------------------------------------------------------------------------------------------
68                            Adenosine 5'-Triphosphate, disodium salt
--------------------------------------------------------------------------------------------------------
69                                      Adenosine deaminase
--------------------------------------------------------------------------------------------------------
70                                            Adonitol
--------------------------------------------------------------------------------------------------------
71                                         AEC Chromagen
--------------------------------------------------------------------------------------------------------
72                                          Affi-Gel 10
--------------------------------------------------------------------------------------------------------

                                             Chemical
73                                    Affinity Isolated Goat F
--------------------------------------------------------------------------------------------------------
74                         Affinity pruified Antibody Peroxidase labeled
--------------------------------------------------------------------------------------------------------
75                                  Affinity purified, from Goat
--------------------------------------------------------------------------------------------------------
76                                       AG-501-X8(D) Resin
--------------------------------------------------------------------------------------------------------
77                                            LB Agar
--------------------------------------------------------------------------------------------------------
78                                            YPD Agar
--------------------------------------------------------------------------------------------------------
79                                      Agar bacteriological
--------------------------------------------------------------------------------------------------------
80                                Agar Bacgteriological Technical
--------------------------------------------------------------------------------------------------------
81                                       YPD Agar Capsules
--------------------------------------------------------------------------------------------------------
82                                            Agarose
--------------------------------------------------------------------------------------------------------
83                            Agarose DNA Grade Electrophoresis Grade
--------------------------------------------------------------------------------------------------------
84                                       Agarose Sea Kem ME
--------------------------------------------------------------------------------------------------------
85                                         Air compressed
--------------------------------------------------------------------------------------------------------
86                                  beta-Alanine ethyl ester HCl
--------------------------------------------------------------------------------------------------------
87                                   DL-Alanine ethyl ester HCl
--------------------------------------------------------------------------------------------------------
88                                   L-Alanine methyl ester HCl
--------------------------------------------------------------------------------------------------------
89                                         Albumin bovine
--------------------------------------------------------------------------------------------------------
90                                   Albumine bovine 30% soln.
--------------------------------------------------------------------------------------------------------
91                                   Albumin bovine 35% soln.
--------------------------------------------------------------------------------------------------------
92                                   Albumin bovine Fraction V
--------------------------------------------------------------------------------------------------------
93                                  Albumin, Bovine, Methylated
--------------------------------------------------------------------------------------------------------
94                                        Albumin chicken
--------------------------------------------------------------------------------------------------------
95                                      Albumin, Chicken Egg
--------------------------------------------------------------------------------------------------------
96                               Albumin chicken egg 5x Crystalline
--------------------------------------------------------------------------------------------------------
97                                         Albumin mouse
--------------------------------------------------------------------------------------------------------
98                                    Albumin mouse Fraction V
--------------------------------------------------------------------------------------------------------
99                                        Albumin Reagent
--------------------------------------------------------------------------------------------------------
100                                     Albumin Reagent (BCP)
--------------------------------------------------------------------------------------------------------
101                                        Albumin Standard
--------------------------------------------------------------------------------------------------------
102                           Alcare Foamed Alcohol Surgical Hand Scrub
--------------------------------------------------------------------------------------------------------
103                                       Alcohol anhydrous
--------------------------------------------------------------------------------------------------------
104                                     Alcohol dehydrogenase
--------------------------------------------------------------------------------------------------------
105                                    Alginic acid sodium salt
--------------------------------------------------------------------------------------------------------
106                                   Alizarin sodium sulfonate
--------------------------------------------------------------------------------------------------------
107                                   221 Alkaline Buffer soln.
--------------------------------------------------------------------------------------------------------
108                                         Allyl bromide
--------------------------------------------------------------------------------------------------------
109                                      Allyl glycidyl ether
--------------------------------------------------------------------------------------------------------
110                                           Allylamine
--------------------------------------------------------------------------------------------------------
111                                         D-Allyglycine
--------------------------------------------------------------------------------------------------------
112                                  Aluminum chloride, anhydrous
--------------------------------------------------------------------------------------------------------
113                                        Aluminum, powder
--------------------------------------------------------------------------------------------------------
114                                   Aluminum tri-tert-butoxide
--------------------------------------------------------------------------------------------------------
115                                       Amber Lite IRA-900
--------------------------------------------------------------------------------------------------------
116                                Amberlyst 15 ion-exchange resin
--------------------------------------------------------------------------------------------------------
117                                        (+) Amethopterin
--------------------------------------------------------------------------------------------------------
118                                    Amiloride, hydrochloride
--------------------------------------------------------------------------------------------------------
119                                   4-Amino-1-benzylpiperidine
--------------------------------------------------------------------------------------------------------
120                                  (R)-(-)- Amino-1-butanol 2-
--------------------------------------------------------------------------------------------------------
121                                   (S)-(+)-Amino-1-butanol 2-
--------------------------------------------------------------------------------------------------------
122                              1-Amino-1-cyclohexanecarboxylic acid
--------------------------------------------------------------------------------------------------------
123                             1-Amino-1-cyclopropanecarboxylic acid
--------------------------------------------------------------------------------------------------------
124                                       6-Amino-1-hexanol
--------------------------------------------------------------------------------------------------------
125                       (1S, 2S) Amino-1-phenyl-1, 3-propanediol - (+)-2-
--------------------------------------------------------------------------------------------------------
126                                       3-Amino-1-propanol
--------------------------------------------------------------------------------------------------------
127                                (+/-)-2-Amino-3-methly-1-butanol
--------------------------------------------------------------------------------------------------------
128                                     3-Amino-1,2,4-Troazole
--------------------------------------------------------------------------------------------------------
129                                (1R, 2S) Amino-2-indanol-(+)-cis
--------------------------------------------------------------------------------------------------------
130                               (1S, 2R) Amino-2-indanol-(-)-cis-
--------------------------------------------------------------------------------------------------------
131                                  4-A,omp-2-mercaptopyrimidine
--------------------------------------------------------------------------------------------------------
132                                  2-Amino-2-methyl-1-propanol
--------------------------------------------------------------------------------------------------------
133                    (4S, 5S) Amino-2,2-dimethyl-4-phenyl-1,3-dioxane-(+)-5-
--------------------------------------------------------------------------------------------------------
134                           5-Amino-3,3-dihydro-1,4-phthal-azinedione
--------------------------------------------------------------------------------------------------------
135                      (1S, 2S)-(+)-2-Amino-3-methoxy-1-phenyl- 1-propanol
--------------------------------------------------------------------------------------------------------

                                               Chemical
136                                (+/-)-2-Amino-3-methyl-1-butanol
--------------------------------------------------------------------------------------------------------
137                              (R)-(+)-Amino-3-phenyl-1-propanol 2-
--------------------------------------------------------------------------------------------------------
138                               2-Amino-4-chloro-6-methlpyrimidin
--------------------------------------------------------------------------------------------------------
139                                    7-Amino-4-methylcoumarin
--------------------------------------------------------------------------------------------------------
140                                   1-Amino-4-nitronaphthalene
--------------------------------------------------------------------------------------------------------
141                                     2-Amino-4-phenylphenol
--------------------------------------------------------------------------------------------------------
142                                 2-Amino-4,6-dichloropyrimidine
--------------------------------------------------------------------------------------------------------
143                             2-Amino-4,6dihydroxy-5-methypyrimidine
--------------------------------------------------------------------------------------------------------
144                                 2-Amino-4,6dihydroxypyrimidine
--------------------------------------------------------------------------------------------------------
145                                 2-Amino-4,6-dimethylpyrimidine
--------------------------------------------------------------------------------------------------------
146                                    2-Amino-5-chloropyridine
--------------------------------------------------------------------------------------------------------
147                                    3-Amino-5-phenylpyrazole
--------------------------------------------------------------------------------------------------------
148                                2-Amino-6-chloropurine(aldrich)
--------------------------------------------------------------------------------------------------------
149                                 2-amino-6-ethoxybenzothiazole
--------------------------------------------------------------------------------------------------------
150                                    2-Amino-6-mercaptopurine
--------------------------------------------------------------------------------------------------------
151                                      2-Amino-9-fluorenone
--------------------------------------------------------------------------------------------------------
152                             L(-)-alp Amino-epsilon-caprolactam ha-
--------------------------------------------------------------------------------------------------------
153                                      2'-Aminoacetophenone
--------------------------------------------------------------------------------------------------------
154                                      3'-Aminoacetophenone
--------------------------------------------------------------------------------------------------------
155                                      4'-Aminoacetophenone
--------------------------------------------------------------------------------------------------------
156                                       1-Aminoanthracene
--------------------------------------------------------------------------------------------------------
157                                       2-Aminoanthracene
--------------------------------------------------------------------------------------------------------
158                                      2-Aminobenzothiazole
--------------------------------------------------------------------------------------------------------
159                                     2-Aminobenzyl alcohol
--------------------------------------------------------------------------------------------------------
160                                     3-Aminobenzyl alcohol
--------------------------------------------------------------------------------------------------------
161                                        4-Aminobiphenyl*
--------------------------------------------------------------------------------------------------------
162                                      8-Aminocaprylic acid
--------------------------------------------------------------------------------------------------------
163                            trans-2-Aminocyclohexanol hydrochloride
--------------------------------------------------------------------------------------------------------
164                                      Aminodiphenylmethane
--------------------------------------------------------------------------------------------------------
165                              2-(2-Aminoethyl)-1-methylpyrrolidine
--------------------------------------------------------------------------------------------------------
166                5-((2-Aminoethyl)amino)naphthaline-1-sulfonic acid, sodium salt
--------------------------------------------------------------------------------------------------------
167                               4-(2-Aminoethyl)benzenesulfonamide
--------------------------------------------------------------------------------------------------------
168                                4-(2-Aminoethyl)Benzenesolfonyl
--------------------------------------------------------------------------------------------------------
169                                   4-(2-Aminoethyl)morpholine
--------------------------------------------------------------------------------------------------------
170                                   1-2-Aminoethyl)piperidine
--------------------------------------------------------------------------------------------------------
171                                    2-(2-Aminoethyl)pyridine
--------------------------------------------------------------------------------------------------------
172                                  1-(2-Aminoethyl)pyrrolidine
--------------------------------------------------------------------------------------------------------
173                                        1-A,ompfluorene
--------------------------------------------------------------------------------------------------------
174                                        2-Aminofluorene
--------------------------------------------------------------------------------------------------------
175                   6-Aminohexanoic acid N-Hydroxysuccinimide Ester-Sepharose
--------------------------------------------------------------------------------------------------------
176                        6-Aminohexanoic acid-N-Hydroxysuccinimide-Ester-
--------------------------------------------------------------------------------------------------------
177                                          1-Aminoindan
--------------------------------------------------------------------------------------------------------
178                                     (S)-(+)-Aminoindan 1-
--------------------------------------------------------------------------------------------------------
179                                        2-Aminoindan HCl
--------------------------------------------------------------------------------------------------------
180                                      5-Aminoisoquinoline
--------------------------------------------------------------------------------------------------------
181                                   5-Aminolevulinic acid HCl
--------------------------------------------------------------------------------------------------------
182                    4-(Aminomethyl)benzenesulfonamide hydrochloride hydrate
--------------------------------------------------------------------------------------------------------
183                      2-(Aminomethyl)benzimidazole dihydrochloride hydrate
--------------------------------------------------------------------------------------------------------
184                                  4-(Aminomethyl)benzoic acid
--------------------------------------------------------------------------------------------------------
185                         trans-4-Aminomethyl)cyclohexanecarboxylic acid
--------------------------------------------------------------------------------------------------------
186                                   (Aminomethyl)cyclopropane
--------------------------------------------------------------------------------------------------------
187                                   4-(Aminomethyl)piperidine
--------------------------------------------------------------------------------------------------------
188                                    2-(Aminomethyl)pyridine
--------------------------------------------------------------------------------------------------------
189                                    3-(Aminomethyl)pyridine
--------------------------------------------------------------------------------------------------------
190                                    4-(Aminomethyl)pyridine
--------------------------------------------------------------------------------------------------------
191                                  1-Aminomethyl-1-cyclohexanol
--------------------------------------------------------------------------------------------------------
192                                  (+)-6-Aminopenicillanic acid
--------------------------------------------------------------------------------------------------------

                                               Chemical
193                                         Aminopeptidase
--------------------------------------------------------------------------------------------------------
194                            2-(4-Aminophenyl)-6-methylbenzothiazole
--------------------------------------------------------------------------------------------------------
195                                    2-(2-Aminophenyl)indole
--------------------------------------------------------------------------------------------------------
196                                   3-Aminophenylborinic acid
--------------------------------------------------------------------------------------------------------
197                               1-(3-Aminopropyl)-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
198                                   1-(3-Aminopropyl)imidazole
--------------------------------------------------------------------------------------------------------
199                                          Aminopterin
--------------------------------------------------------------------------------------------------------
200                                        3-Aminoquinoline
--------------------------------------------------------------------------------------------------------
201                                        5-Aminoquinoline
--------------------------------------------------------------------------------------------------------
202                                        6-Aminoquinolnie
--------------------------------------------------------------------------------------------------------
203                                        8-Aminoquinoline
--------------------------------------------------------------------------------------------------------
204                                   5-Aminosalicylic acid, 95%
--------------------------------------------------------------------------------------------------------
205                                   Ammonia approx 7N in MeOH
--------------------------------------------------------------------------------------------------------
206                                          Ammonia gas
--------------------------------------------------------------------------------------------------------
207                                        Ammonium acetate
--------------------------------------------------------------------------------------------------------
208                                      Ammonium bicarbonate
--------------------------------------------------------------------------------------------------------
209                                        Ammonium bromide
--------------------------------------------------------------------------------------------------------
210                                  Ammonium cerium (IV) nitrate
--------------------------------------------------------------------------------------------------------
211                                       Ammonium chloride
--------------------------------------------------------------------------------------------------------
212                                        Ammonium formate
--------------------------------------------------------------------------------------------------------
213                                    Ammonium hydroxide soln.
--------------------------------------------------------------------------------------------------------
214                                       Ammonium molybdate
--------------------------------------------------------------------------------------------------------
215                              Ammonium molybdate (VI) tetrahydrate
--------------------------------------------------------------------------------------------------------
216                                        Ammonium nitrate
--------------------------------------------------------------------------------------------------------
217                                      Ammonium persulfate
--------------------------------------------------------------------------------------------------------
218                                  Ammonium phosphate, dibasic
--------------------------------------------------------------------------------------------------------
219                                       Ammonium sulfamate
--------------------------------------------------------------------------------------------------------
220                                    Ammonium sulfamate soln.
--------------------------------------------------------------------------------------------------------
221                                        Ammonium sulfate
--------------------------------------------------------------------------------------------------------
222                                         Amphotericin B
--------------------------------------------------------------------------------------------------------
223                                    Ampicillin, sodium salt
--------------------------------------------------------------------------------------------------------
224                                     Ampli Wax, PCR Gem 100
--------------------------------------------------------------------------------------------------------
225                                      Ampli Wax, PCR Gem50
--------------------------------------------------------------------------------------------------------
226                                       tert-Amyl Alcohol
--------------------------------------------------------------------------------------------------------
227                                           Amylamine
--------------------------------------------------------------------------------------------------------
228                                        Amyloglucosidase
--------------------------------------------------------------------------------------------------------
229                                          Amylopectin
--------------------------------------------------------------------------------------------------------
230                                            ANF(Rat)
--------------------------------------------------------------------------------------------------------
231                           Angiotensin I Converting Enzyme Substrate
--------------------------------------------------------------------------------------------------------
232                                        Angiotension II
--------------------------------------------------------------------------------------------------------
233                                            Aniline^
--------------------------------------------------------------------------------------------------------
234                                       Aniline Blue soln.
--------------------------------------------------------------------------------------------------------
235                                     Aniline-diphenylamine
--------------------------------------------------------------------------------------------------------
236                             (S)-(+)-Anilinomethyl)pyrrolidine 2-(
--------------------------------------------------------------------------------------------------------
237                                       2-Anilinopyridine
--------------------------------------------------------------------------------------------------------
238                                  Anion Exchange Resin AG-1-X8
--------------------------------------------------------------------------------------------------------
239                                         p-Anisaldehyde
--------------------------------------------------------------------------------------------------------
240                                          m-Anisidine
--------------------------------------------------------------------------------------------------------
241                                          p-Anisidine
--------------------------------------------------------------------------------------------------------
242                                            Anisole
--------------------------------------------------------------------------------------------------------
243                                           Anisomycin
--------------------------------------------------------------------------------------------------------
244                                       p-Anisoylchloride
--------------------------------------------------------------------------------------------------------
245                                      Anthocaine Injection
--------------------------------------------------------------------------------------------------------
246                                        9-Amthraldehyde
--------------------------------------------------------------------------------------------------------
247                                       Anti Human ICAM-1
--------------------------------------------------------------------------------------------------------
248                                       Anti Human VCAM-1
--------------------------------------------------------------------------------------------------------
249                 Anti-[lymphocyte function Antigen] mouse-florescent conjugate
--------------------------------------------------------------------------------------------------------
250                               Anti Seize & Lubricating Compound
--------------------------------------------------------------------------------------------------------
251                                        Anti-alpha-actin
--------------------------------------------------------------------------------------------------------
252                                      Anti-DNA Stabilized
--------------------------------------------------------------------------------------------------------
253                                      Anti-Human Cyclin B1
--------------------------------------------------------------------------------------------------------
254                                    Anti-Microbial Cleanser
--------------------------------------------------------------------------------------------------------
255                               Anti-Microbial Liquid Soap, Vionex
--------------------------------------------------------------------------------------------------------
256                                   Anti-Microbial Moisturizer
--------------------------------------------------------------------------------------------------------
257                                         Anti-Mouse IgG
--------------------------------------------------------------------------------------------------------
258                                         Anti-Mouse IgG
--------------------------------------------------------------------------------------------------------

                                               Chemical
259                    A-9309 Anti-Mouse IgG(Fc Specific) Peroxidase Conjugate
--------------------------------------------------------------------------------------------------------
260              A-3562 Anti-Mouse IgG (Whole Molecule) Alkaline Phophatase Conjugate
--------------------------------------------------------------------------------------------------------
261                       B-6393 Anti-Mouse Immunoglobulins Biotin Conjugate
--------------------------------------------------------------------------------------------------------
262                                  Anti-p34cdc2(PSTAIR), rabbit
--------------------------------------------------------------------------------------------------------
263                                      Anti-PPLO Agent 100x
--------------------------------------------------------------------------------------------------------
264                                Anti-Rabbit IgG(Whole Molecule)
--------------------------------------------------------------------------------------------------------
265                           Anti-Rat Ig62a Serum, (Goat)(Lyophilized)
--------------------------------------------------------------------------------------------------------
266                                           Antifoam A
--------------------------------------------------------------------------------------------------------
267                                     Antipain hydrochloride
--------------------------------------------------------------------------------------------------------
268                                          Aphidicolin
--------------------------------------------------------------------------------------------------------
269                                      APOB Human Standard
--------------------------------------------------------------------------------------------------------
270                                           Aprotinin
--------------------------------------------------------------------------------------------------------
271                                           Aprotinin
--------------------------------------------------------------------------------------------------------
272                                        Aprotinin soln.
--------------------------------------------------------------------------------------------------------
273                                           Aqua Mount
--------------------------------------------------------------------------------------------------------
274                                         L(-)0Arabitol
--------------------------------------------------------------------------------------------------------
275                                          Arg-Gly-Asp
--------------------------------------------------------------------------------------------------------
276                                            L-Argine
--------------------------------------------------------------------------------------------------------
277                                     L-Argine hydrochloride
--------------------------------------------------------------------------------------------------------
278                                        Argon compressed
--------------------------------------------------------------------------------------------------------
279                                        L-Ascorbic acid
--------------------------------------------------------------------------------------------------------
280                                  L-Ascorbic acid sodium salt
--------------------------------------------------------------------------------------------------------
281                                            ASP 700
--------------------------------------------------------------------------------------------------------
282                                           Aspartame
--------------------------------------------------------------------------------------------------------
283                               D-Aspartic acid beta-Hydroxyamate
--------------------------------------------------------------------------------------------------------
284                                            Aspirin
--------------------------------------------------------------------------------------------------------
285                                        Assay Buffer 10x
--------------------------------------------------------------------------------------------------------
286                                        Assay Buffer 25x
--------------------------------------------------------------------------------------------------------
287                                        Assay Buffer 2x
--------------------------------------------------------------------------------------------------------
288                                        ATP,CTP,GTP,UTP
--------------------------------------------------------------------------------------------------------
289                                   Atrial Natriuretic Peptide
--------------------------------------------------------------------------------------------------------
290                                          7-Azaindole
--------------------------------------------------------------------------------------------------------
291                                          Azelaic acid
--------------------------------------------------------------------------------------------------------
292                                 Azelaic acid monomethyl ester
--------------------------------------------------------------------------------------------------------
293                                      Azidotrimethylsilane
--------------------------------------------------------------------------------------------------------
294             2,2'-Azino-bis(3-ethylbenzthiazoline-6-sulfonic acid), diammonium salt
--------------------------------------------------------------------------------------------------------
295                                  B-4783 Gel Filtration Column
--------------------------------------------------------------------------------------------------------
296                                           Bacto Agar
--------------------------------------------------------------------------------------------------------
297                                 Canidid Bacto Agar Base a BCG
--------------------------------------------------------------------------------------------------------
298                                         Bacto Peptone
--------------------------------------------------------------------------------------------------------
299                                      Bacto Sabouaud Agar
--------------------------------------------------------------------------------------------------------
300                                 Bacto Sabouraud Agar Modified
--------------------------------------------------------------------------------------------------------
301                                 Bacto Sabouraud Dextrose Broth
--------------------------------------------------------------------------------------------------------
302                                         Bacto Tryptone
--------------------------------------------------------------------------------------------------------
303                                      Bacto yeast extract
--------------------------------------------------------------------------------------------------------
304                                         Bafilomycin A1
--------------------------------------------------------------------------------------------------------
305                                            Banicide
--------------------------------------------------------------------------------------------------------
306                                    Barium bromide dihydrate
--------------------------------------------------------------------------------------------------------
307                                   Barium chloride dihydrate
--------------------------------------------------------------------------------------------------------
308                                  Barium hydroxide octahydrate
--------------------------------------------------------------------------------------------------------
309                                    Barium bromide dihydrate
--------------------------------------------------------------------------------------------------------
310                               Barrier Milk Instrument Protection
--------------------------------------------------------------------------------------------------------
311                                       Basal Medium Eagle
--------------------------------------------------------------------------------------------------------
312                                      Bath Clear Algicide
--------------------------------------------------------------------------------------------------------
313                                        DL-Batyl alcohol
--------------------------------------------------------------------------------------------------------
314                                    9-BBN,0.5M soln. in THF
--------------------------------------------------------------------------------------------------------
315                                          Benzaldehyde
--------------------------------------------------------------------------------------------------------
316                               Bensalkonium chloride soln. 12.9%
--------------------------------------------------------------------------------------------------------
317                                           Benzamide
--------------------------------------------------------------------------------------------------------
318                                Benzamide hydrochloride hydrate
--------------------------------------------------------------------------------------------------------
319                                            Benzene
--------------------------------------------------------------------------------------------------------
320                                           Benzene-d6
--------------------------------------------------------------------------------------------------------
321                                           Benzidine*
--------------------------------------------------------------------------------------------------------
322                                             Benzil
--------------------------------------------------------------------------------------------------------
323                                         Benzimidazole
--------------------------------------------------------------------------------------------------------
324                                 5-Benzimidazolecarboxylic acid
--------------------------------------------------------------------------------------------------------
325                                         bis-Benzimide
--------------------------------------------------------------------------------------------------------
326                                 bix-Benzimide trihydrochloride
--------------------------------------------------------------------------------------------------------
327                                  Benzocaine Burn Ointment 20%
--------------------------------------------------------------------------------------------------------

                                               Chemical
328                                  2-Benzofurancarboxylic acid
--------------------------------------------------------------------------------------------------------
329                                       Benzoic anhydride
--------------------------------------------------------------------------------------------------------
330                                          Benzonitrile
--------------------------------------------------------------------------------------------------------
331                                          Benzophenone
--------------------------------------------------------------------------------------------------------
332                                        1,4-Benzoquinone
--------------------------------------------------------------------------------------------------------
333                                         Benzothiazole
--------------------------------------------------------------------------------------------------------
334                                         Benzotriazole
--------------------------------------------------------------------------------------------------------
335            Benzotriazole-1-yloxytris(dimethylamino)ph osphonium hexafluorophosphate
--------------------------------------------------------------------------------------------------------
336                                Benzotriazole-5-carboxylic acid
--------------------------------------------------------------------------------------------------------
337                                   Benzoxanthene Yellow H2495
--------------------------------------------------------------------------------------------------------
338                                          Benzoxazole
--------------------------------------------------------------------------------------------------------
339                                        Benzoyl chloride
--------------------------------------------------------------------------------------------------------
340                                      6-Benzoyl-2-napthol
--------------------------------------------------------------------------------------------------------
341                                N-Benzoyl-L-tyrosine ethyl ester
--------------------------------------------------------------------------------------------------------
342                                     4-Benzoylbenzoic acid
--------------------------------------------------------------------------------------------------------
343                                       Benzoylformic acid
--------------------------------------------------------------------------------------------------------
344                                         Benzyl alcohol
--------------------------------------------------------------------------------------------------------
345                                         Benzyl bromide
--------------------------------------------------------------------------------------------------------
346                                      Benzyl chloroformate
--------------------------------------------------------------------------------------------------------
347                                        Benzyl sulfoxide
--------------------------------------------------------------------------------------------------------
348                               (R)-(+)-Benzyl-2-oxazolidinone 4-
--------------------------------------------------------------------------------------------------------
349                                 (S)-(-)-Benzyl-2-oxazolidinone
--------------------------------------------------------------------------------------------------------
350                               1-Benzyl-4-piperidineacetonitrile
--------------------------------------------------------------------------------------------------------
351                                      S-Benzyl-L-cysteinol
--------------------------------------------------------------------------------------------------------
352                                          Benzylamine
--------------------------------------------------------------------------------------------------------
353                       cis-(1S, Benzylamino)methyl-alpha-D-glucopyranosi
--------------------------------------------------------------------------------------------------------
354                                      N-Benzulethanolamine
--------------------------------------------------------------------------------------------------------
355                                   N-Benzylhydroxylamine HCl
--------------------------------------------------------------------------------------------------------
356                     (+)=(4,6 Benzylidene)methyl-alpha-D-glucopyranosi-O-de
--------------------------------------------------------------------------------------------------------
357                             Benzylmagnesium chloride, 2M soln. THF
--------------------------------------------------------------------------------------------------------
358                                      N-Benzylmethylamine
--------------------------------------------------------------------------------------------------------
359                                      2-(Benzuloxy) phenol
--------------------------------------------------------------------------------------------------------
360                                      4-(Benzyloxy) phenol
--------------------------------------------------------------------------------------------------------
361                                    Benzyloxyacetyl chloride
--------------------------------------------------------------------------------------------------------
362                                       3-Benzyloxyaniline
--------------------------------------------------------------------------------------------------------
363                                       4-Benzyloxyaniline
--------------------------------------------------------------------------------------------------------
364                                   3-Benzyloxybenzyl alcohol
--------------------------------------------------------------------------------------------------------
365                                   4-Benzyloxybenzyl alcohol
--------------------------------------------------------------------------------------------------------
366                                    3-Benzyloxybenzoic acid
--------------------------------------------------------------------------------------------------------
367                                   3-Benzyloxybenzyl alcohol
--------------------------------------------------------------------------------------------------------
368                                   4-Benzyloxybenzyl alcohol
--------------------------------------------------------------------------------------------------------
369                                       2-Benzyloxyethanol
--------------------------------------------------------------------------------------------------------
370                                       5-Benzyloxygramine
--------------------------------------------------------------------------------------------------------
371                                       5-Benzyloxyindole
--------------------------------------------------------------------------------------------------------
372                                   5-Benzyloxytryptamine HCl
--------------------------------------------------------------------------------------------------------
373                                           Beta-Chip
--------------------------------------------------------------------------------------------------------
374                                        Betadiene soln.
--------------------------------------------------------------------------------------------------------
375                                    bFGF (human recombinant)
--------------------------------------------------------------------------------------------------------
376                           Bicyclo[22.1]hept-5-ene-2-carboxylic acid
--------------------------------------------------------------------------------------------------------
377                               Biebric Scarlet-Acid Fuchsin soln.
--------------------------------------------------------------------------------------------------------
378                                    Bile Acids Stop Reagent
--------------------------------------------------------------------------------------------------------
379                                       Binding Buffer 10x
--------------------------------------------------------------------------------------------------------
380                                        BIO GEL HTP Gel
--------------------------------------------------------------------------------------------------------
381                              Bio-Beads SM-2 Adsorbent, 20-50 mesh
--------------------------------------------------------------------------------------------------------
382                                            d-Biotin
--------------------------------------------------------------------------------------------------------
383                                 Biotinylated Anti-rat IgG(H+L)
--------------------------------------------------------------------------------------------------------
384                                     4-Biphenylacetic acid
--------------------------------------------------------------------------------------------------------
385                                     4-Biphenylcarbonitrile
--------------------------------------------------------------------------------------------------------
386                                    4-Biphenylcarboxaldehyde
--------------------------------------------------------------------------------------------------------
387                                   2-Biphenylcarboxylic acid
--------------------------------------------------------------------------------------------------------
388                                   4-Biphenylcarboxulic acid
--------------------------------------------------------------------------------------------------------
389                                       2-Biphenylmethanol
--------------------------------------------------------------------------------------------------------
390                                       4-Biphenylmethanol
--------------------------------------------------------------------------------------------------------

                                               Chemical
391                           2-(4-Biphenylyl)-5-phenyl-1,3,4-oxadiazole
--------------------------------------------------------------------------------------------------------
392                                2-(4-Biphenylyl)-5-phenyloxazole
--------------------------------------------------------------------------------------------------------
393                              2-(4-Biphenylyl)-6-phenylbenzoxazole
--------------------------------------------------------------------------------------------------------
394                                        2,2'-Biquinoline
--------------------------------------------------------------------------------------------------------
395                                    Bis(2-methoxyethyl)amine
--------------------------------------------------------------------------------------------------------
396                                  3,4-Bis(acetoxymethyl)furan
--------------------------------------------------------------------------------------------------------
397                              Bis[bis(trimethysilyl)amino]tin(II)
--------------------------------------------------------------------------------------------------------
398                  [1,1'-Bis(diphenylphosphine)ferrocene]dichloropalladium(II)
--------------------------------------------------------------------------------------------------------
399                          (R,R)-(-)-2,5- Bis(methoxymethyl)pyrrolidine
--------------------------------------------------------------------------------------------------------
400                         Bis(triphenylphosphine)palladium(II) chloride
--------------------------------------------------------------------------------------------------------
401                   Bis(tricyclohexylphospine) benzylidene rutheniumdichloride
--------------------------------------------------------------------------------------------------------
402                              3,5- Bis(trifluoromethyl)benzylamine
--------------------------------------------------------------------------------------------------------
403                         Bis(triphenylphosphine)palladium(II) chloride
--------------------------------------------------------------------------------------------------------
404                                            BIS-TRIS
--------------------------------------------------------------------------------------------------------
405                               Bisbenzimide fluorescent dye soln.
--------------------------------------------------------------------------------------------------------
406                                      Bismuth subcarbonate
--------------------------------------------------------------------------------------------------------
407                                       Blocking Buffer 1x
--------------------------------------------------------------------------------------------------------
408                                          Blue Dextran
--------------------------------------------------------------------------------------------------------
409                                         Bluing Reagent
--------------------------------------------------------------------------------------------------------
410                                            Bluo-Gal
--------------------------------------------------------------------------------------------------------
411                              BM blue POD-Substrate Percipitating
--------------------------------------------------------------------------------------------------------
412                         BM Chemiluminescence Blotting Substrate (POD)
--------------------------------------------------------------------------------------------------------
413                                        BOC-D-Leu-OH H2O
--------------------------------------------------------------------------------------------------------
414                                   BOC-L-Leucine monohydrate
--------------------------------------------------------------------------------------------------------
415                                       N-t-BOC-L-Proline
--------------------------------------------------------------------------------------------------------
416                                         BOC-Leu-OH H2o
--------------------------------------------------------------------------------------------------------
417                                             BOC-ON
--------------------------------------------------------------------------------------------------------
418                         Borane-methyl sulfide complex 2M soln. in Et20
--------------------------------------------------------------------------------------------------------
419                        Borane-methyl sulfide complex; BH3 conc 10-10.2M
--------------------------------------------------------------------------------------------------------
420                                 Borane-tetrahydrofuran complex
--------------------------------------------------------------------------------------------------------
421                                           Boric acid
--------------------------------------------------------------------------------------------------------
422                                     Boron thibromide soln.
--------------------------------------------------------------------------------------------------------
423                               Boran trifluoride diethyl etherate
--------------------------------------------------------------------------------------------------------
424                               Boron trifluoride-methanol complex
--------------------------------------------------------------------------------------------------------
425                                         Bouin's soln.
--------------------------------------------------------------------------------------------------------
426                                      Bovine Brain Extract
--------------------------------------------------------------------------------------------------------
427                               Bovuminar Cohn Crystallized Powder
--------------------------------------------------------------------------------------------------------
428                                 Bovuminar Reagent Pure Powder
--------------------------------------------------------------------------------------------------------
429                                           Bradykinin
--------------------------------------------------------------------------------------------------------
430                              Brd U Labeling Reagent, 1000x conc.
--------------------------------------------------------------------------------------------------------
431                                        Brilliant Blue G
--------------------------------------------------------------------------------------------------------
432                                  Bromcresol Green sodium salt
--------------------------------------------------------------------------------------------------------
433                                            Bromine^
--------------------------------------------------------------------------------------------------------
434                                       9- Bromo-1-nonanol
--------------------------------------------------------------------------------------------------------
435                                 3-Bromo-1,1,1-trifluoroacetone
--------------------------------------------------------------------------------------------------------
436                             3-Bromo-2-(bromomethyl)propionic acid
--------------------------------------------------------------------------------------------------------
437                                   2-Bromo-2'-acetonaphthone
--------------------------------------------------------------------------------------------------------
438                                       1-Bromo-2-butanone
--------------------------------------------------------------------------------------------------------
439                                    1-Bromo-2-methylpropane
--------------------------------------------------------------------------------------------------------
440                           alpha- Bromo-2,3,4,5,6-pentaflourotoluene
--------------------------------------------------------------------------------------------------------
441                                alpha- Bromo-2,6-dichlorotoluene
--------------------------------------------------------------------------------------------------------
442                                2- Bromo-3'-methoxyacetophenone
--------------------------------------------------------------------------------------------------------
443                                    1- Bromo-3-methylbutane
--------------------------------------------------------------------------------------------------------
444                                 2- Bromo-4'-chloroacetophenone
--------------------------------------------------------------------------------------------------------

                                               Chemical
445                                2- Bromo-4'-methoxyacetophenone
--------------------------------------------------------------------------------------------------------
446                                 2- Bromo-4'-phenylacetophenone
--------------------------------------------------------------------------------------------------------
447                  5- Bromo-4-chloro-3-indolyl-phosphate disodium salt hydrate
--------------------------------------------------------------------------------------------------------
448                          5- Bromo-4-chloro-3-indolyl-phosphate soln.
--------------------------------------------------------------------------------------------------------
449                                    1- Bromo-4-chlorobutane
--------------------------------------------------------------------------------------------------------
450                                    1- Bromo-5-chloropentane
--------------------------------------------------------------------------------------------------------
451                                     alpha- Bromo-m-xylene
--------------------------------------------------------------------------------------------------------
452                                  4- Bromo-N,N-dimethylaniline
--------------------------------------------------------------------------------------------------------
453                                   alpha- Bromo-p-toluic acid
--------------------------------------------------------------------------------------------------------
454                                     alpha- Bromo-p-xylene
--------------------------------------------------------------------------------------------------------
455                                        Bromoacetic acid
--------------------------------------------------------------------------------------------------------
456                                      2- Bromoacetophenone
--------------------------------------------------------------------------------------------------------
457                                       Bromoacetylbromide
--------------------------------------------------------------------------------------------------------
458                    8- Bromoadenosine 3':5'-cyclic monophosphate sodium salt
--------------------------------------------------------------------------------------------------------
459                                        3- Bromoaniline
--------------------------------------------------------------------------------------------------------
460                                        4- Bromoaniline
--------------------------------------------------------------------------------------------------------
461                                      3- Bromobenzaldehyde
--------------------------------------------------------------------------------------------------------
462                                      4- Bromobenzaldehyde
--------------------------------------------------------------------------------------------------------
463                                      4- Bromobenzonitrile
--------------------------------------------------------------------------------------------------------
464                                    4- Bromobenzoyl chloride
--------------------------------------------------------------------------------------------------------
465                                    2- Bromobenzylamine HCl
--------------------------------------------------------------------------------------------------------
466                                    3- Bromobenzylamine HCl
--------------------------------------------------------------------------------------------------------
467                                    4- Bromobenzylamine HCl
--------------------------------------------------------------------------------------------------------
468                                      4- Bromobutyric acid
--------------------------------------------------------------------------------------------------------
469                                     4- Bromobutyronitrile
--------------------------------------------------------------------------------------------------------
470                                          Bromoethane
--------------------------------------------------------------------------------------------------------
471                                        2- Bromoethanol
--------------------------------------------------------------------------------------------------------
472                                    3-(2- Bromoethyl) indole
--------------------------------------------------------------------------------------------------------
473                                 N-(2- Bromoethyl) phthalimide
--------------------------------------------------------------------------------------------------------
474                                         3- Bromofuran
--------------------------------------------------------------------------------------------------------
475                                         1- Bromohexane
--------------------------------------------------------------------------------------------------------
476                                     6- Bromohexanoic acid
--------------------------------------------------------------------------------------------------------
477                                         5- Bromoindole
--------------------------------------------------------------------------------------------------------
478                                  2-( Bromomethyl) naphthalene
--------------------------------------------------------------------------------------------------------
479                               4-( Bromomethyl) phenylacetic acid
--------------------------------------------------------------------------------------------------------
480                                         1- Bromononane
--------------------------------------------------------------------------------------------------------
481                                        Bromophenol Blue
--------------------------------------------------------------------------------------------------------
482                                  (4- Bromophenyl)boronic acid
--------------------------------------------------------------------------------------------------------
483                                        1- Bromopropane
--------------------------------------------------------------------------------------------------------
484                                        4- Bromopyrazole
--------------------------------------------------------------------------------------------------------
485                                        2- Bromopyridine
--------------------------------------------------------------------------------------------------------
486                                        3- Bromopyridine
--------------------------------------------------------------------------------------------------------
487                                 4- Bromopyridine hydrochloride
--------------------------------------------------------------------------------------------------------
488                                       5- Bromopyrimidine
--------------------------------------------------------------------------------------------------------
489                                      N- Bromosuccinimide
--------------------------------------------------------------------------------------------------------
490                                        2- Bromothiazole
--------------------------------------------------------------------------------------------------------
491                                   5- Bromovaleric acid, 98%
--------------------------------------------------------------------------------------------------------
492                                     5- Bromovaleronitrile
--------------------------------------------------------------------------------------------------------
493                                         LB Broth Base
--------------------------------------------------------------------------------------------------------
494                                       YPD Broth Capsules
--------------------------------------------------------------------------------------------------------
495                                BSA Diluent/Blocking soln. conc.
--------------------------------------------------------------------------------------------------------
496                                        Buffer pH 10.01
--------------------------------------------------------------------------------------------------------
497                                      Buffer soln. pH 4.00
--------------------------------------------------------------------------------------------------------
498                                      Buffer soln. pH 7.00
--------------------------------------------------------------------------------------------------------
499                                    Buffer-saturated Phenol
--------------------------------------------------------------------------------------------------------
500                                       BUN 20 (Endpoint)
--------------------------------------------------------------------------------------------------------
501                                    BUN 20 (Endpoint) soln.
--------------------------------------------------------------------------------------------------------
502                                   Bupivacaine hydrochloride
--------------------------------------------------------------------------------------------------------
503                                           1- Butanol
--------------------------------------------------------------------------------------------------------
504                                         tert- Butanol
--------------------------------------------------------------------------------------------------------
505                                         3- Buten-1-ol
--------------------------------------------------------------------------------------------------------
506                                        4- Butoxyphenol
--------------------------------------------------------------------------------------------------------
507                                         Butyl agarose
--------------------------------------------------------------------------------------------------------
508                                 4-(tert- Butyl) benzyl bromide
--------------------------------------------------------------------------------------------------------
509                                    tert- Butyl bromoacetate
--------------------------------------------------------------------------------------------------------
510                                     tert- Butyl carbazate
--------------------------------------------------------------------------------------------------------
511                                        Butyl Cellosolve
--------------------------------------------------------------------------------------------------------
512                                         Butyl formate
--------------------------------------------------------------------------------------------------------
513                                   tert- Butyl methyl sulfide
--------------------------------------------------------------------------------------------------------

                                               Chemical
514                                       Butyl nitrite 95%
--------------------------------------------------------------------------------------------------------
515                                     N-Butyl nitrite soln.
--------------------------------------------------------------------------------------------------------
516                                      tert- Butyl peroxide
--------------------------------------------------------------------------------------------------------
517                                       sec- Butyl sulfide
--------------------------------------------------------------------------------------------------------
518                                      tert- Butyl sulfide
--------------------------------------------------------------------------------------------------------
519                                        Butyl sulfoxide
--------------------------------------------------------------------------------------------------------
520                         3-tert- Butyl-4-hydroxy-5-methylphenyl sulfide
--------------------------------------------------------------------------------------------------------
521                                           Butylamine
--------------------------------------------------------------------------------------------------------
522                                        tert- Butylamine
--------------------------------------------------------------------------------------------------------
523                                        Butylamine soln.
--------------------------------------------------------------------------------------------------------
524                                        4- Butylaniline
--------------------------------------------------------------------------------------------------------
525                                    Butylated hydroxytoluene
--------------------------------------------------------------------------------------------------------
526                                     4- Butylbenzyl alcohol
--------------------------------------------------------------------------------------------------------
527                                    tert- Butyldimethysilane
--------------------------------------------------------------------------------------------------------
528                               tert- Butyldimethylsilyl chloride
--------------------------------------------------------------------------------------------------------
529                                  Butyllithium 1.6M in hexanes
--------------------------------------------------------------------------------------------------------
530                            tert- Butyllithium 1.7M soln. in pentane
--------------------------------------------------------------------------------------------------------
531                                    Butylmagnesium chloride
--------------------------------------------------------------------------------------------------------
532                                 Butylmagnesium chloride in THF
--------------------------------------------------------------------------------------------------------
533                                         3- Butyn-1-ol
--------------------------------------------------------------------------------------------------------
534                                        n- Butyric acid
--------------------------------------------------------------------------------------------------------
535                                        n- Butyrophenone
--------------------------------------------------------------------------------------------------------
536                                         Cacodylic acid
--------------------------------------------------------------------------------------------------------
537                              Cacodylic acid sodium salt hydrate^
--------------------------------------------------------------------------------------------------------
538                                           Calcibind
--------------------------------------------------------------------------------------------------------
539                                        Calcium chloride
--------------------------------------------------------------------------------------------------------
540                                   Calcium chloride dihydrate
--------------------------------------------------------------------------------------------------------
541                                       Calcium hydroxide
--------------------------------------------------------------------------------------------------------
542                                  Calcium sulfate hemihydrate
--------------------------------------------------------------------------------------------------------
543                                  Calcium-Magnesium salt mixed
--------------------------------------------------------------------------------------------------------
544                                           Calf serum
--------------------------------------------------------------------------------------------------------
545                                   Calf serum heat activated
--------------------------------------------------------------------------------------------------------
546                                  S/P Calibrating Buffer pH 7
--------------------------------------------------------------------------------------------------------
547                              S/P Calibrating Buffer pH 7.0 (oz.)
--------------------------------------------------------------------------------------------------------
548                                  C-100 Calmidazolium chloride
--------------------------------------------------------------------------------------------------------
549                                          Campesterol
--------------------------------------------------------------------------------------------------------
550                                 (D)-(+)- Camphorsulfonic acid
--------------------------------------------------------------------------------------------------------
551                                (+)-10- Camphorsulfonyl chloride
--------------------------------------------------------------------------------------------------------
552                             (IR)-(-)-10- Camphorsulfonyl chloride
--------------------------------------------------------------------------------------------------------
553                             (IS)-(+)-10- Camphorsulfonyl chloride
--------------------------------------------------------------------------------------------------------
554                                      (S)-(+) Camtothecin
--------------------------------------------------------------------------------------------------------
555                        Candida Albicans ATCC 14053, Difco Bactrol Disks
--------------------------------------------------------------------------------------------------------
556                                          Capric acid
--------------------------------------------------------------------------------------------------------
557                                        n- Caproic acid
--------------------------------------------------------------------------------------------------------
558                                         Caprylic acid
--------------------------------------------------------------------------------------------------------
559                                              CAPS
--------------------------------------------------------------------------------------------------------
560                                           Carbazole
--------------------------------------------------------------------------------------------------------
561                               3- Carbomethoxypropionyl chloride
--------------------------------------------------------------------------------------------------------
562                                         Carbon dioxide
--------------------------------------------------------------------------------------------------------
563                                       Carbon dioxide, 5%
--------------------------------------------------------------------------------------------------------
564                               Carbon dioxide refrigerated liquid
--------------------------------------------------------------------------------------------------------
565                                      Carbon tetrabromide
--------------------------------------------------------------------------------------------------------
566                                      Carbon tetrachloride
--------------------------------------------------------------------------------------------------------
567                                       Carbonic anhydrase
--------------------------------------------------------------------------------------------------------
568                            Carbonyl cyanide m_chlorophenylhydrazone
--------------------------------------------------------------------------------------------------------
569                                    1,1'-Carbonyldiimidazole
--------------------------------------------------------------------------------------------------------
570                            3-(Carboxymethyl)benzothiazolium bromide
--------------------------------------------------------------------------------------------------------
571                                 CM 52 Carboxymethyl cellulose
--------------------------------------------------------------------------------------------------------
572                              Carboxymethyl cellulose sodium salt
--------------------------------------------------------------------------------------------------------
573                           Caroxypeptidase A Type II: 2x crystallized
--------------------------------------------------------------------------------------------------------
574                                       Carboxypeptidase G
--------------------------------------------------------------------------------------------------------
575                                          Cardiolipin
--------------------------------------------------------------------------------------------------------
576                                  Carpenter's Wood Glue Elmers
--------------------------------------------------------------------------------------------------------
577                                          beta- Casein
--------------------------------------------------------------------------------------------------------
578                                             Casein
--------------------------------------------------------------------------------------------------------
579                                            Catalase
--------------------------------------------------------------------------------------------------------

                                               Chemical
580                                        1644793 Catalyst
--------------------------------------------------------------------------------------------------------
581                             Cathepsin B substrate dihydrochloride
--------------------------------------------------------------------------------------------------------
582                                      Caustic Neutralizer
--------------------------------------------------------------------------------------------------------
583                                         Cavi Zyme Plus
--------------------------------------------------------------------------------------------------------
584                                        CBZ-(d-Ala)-Leu-(Arg-Amc)
--------------------------------------------------------------------------------------------------------
585                                    N- CBZ-hydroxy-L-proline
--------------------------------------------------------------------------------------------------------
586                                        N- CBZ-L-leucine
--------------------------------------------------------------------------------------------------------
587                                       N- CBZ-L-proline
--------------------------------------------------------------------------------------------------------
588                                     CBZ-Leu-Leu-(Glu-AMC)
--------------------------------------------------------------------------------------------------------
589                             N- CBZ-Leu-Leu-Glu-beta-Naphthylamide
--------------------------------------------------------------------------------------------------------
590                                        CCK-8, sulfated
--------------------------------------------------------------------------------------------------------
591                                            CDP-Star
--------------------------------------------------------------------------------------------------------
592                                       CDP-Star Substrate
--------------------------------------------------------------------------------------------------------
593                                 Cell Culture Lysis Reagent 5X
--------------------------------------------------------------------------------------------------------
594                                    Cell Dissociation soln.
--------------------------------------------------------------------------------------------------------
595                                      Cell FECTIN Reagent
--------------------------------------------------------------------------------------------------------
596                                       Cell Lysis Buffer
--------------------------------------------------------------------------------------------------------
597                                    Cell Resuspension soln.
--------------------------------------------------------------------------------------------------------
598                                           Cellulase
--------------------------------------------------------------------------------------------------------
599                                    Cellulose sodium sulfate
--------------------------------------------------------------------------------------------------------
600                                          Cephalothin
--------------------------------------------------------------------------------------------------------
601                                           Ceramides
--------------------------------------------------------------------------------------------------------
602                                       Cerium(IV) sulfate
--------------------------------------------------------------------------------------------------------
603                                           Cerulenin
--------------------------------------------------------------------------------------------------------
604                                        Cesium chloride
--------------------------------------------------------------------------------------------------------
605                                        Cesium fluoride
--------------------------------------------------------------------------------------------------------
606                                         Cetyl alcohol
--------------------------------------------------------------------------------------------------------
607                                        trans- Chalcone
--------------------------------------------------------------------------------------------------------
608                                                CHAPS
--------------------------------------------------------------------------------------------------------
609                           Chemiluminescence Blotting Substrate (POD)
--------------------------------------------------------------------------------------------------------
610                          Chemiluminescence Blotting Substrate soln. A
--------------------------------------------------------------------------------------------------------
611                          Chemiluminescence Blotting Substrate soln. B
--------------------------------------------------------------------------------------------------------
612                                              CHES
--------------------------------------------------------------------------------------------------------
613                                       alpha- Chloralose
--------------------------------------------------------------------------------------------------------
614                                      Chloramine-Thydrate
--------------------------------------------------------------------------------------------------------
615                                       Chlorine tablets^
--------------------------------------------------------------------------------------------------------
616                                    3- Chloro-2-norbomanone
--------------------------------------------------------------------------------------------------------
617                                      1- Chloro-2,4-dinitrobenzene
--------------------------------------------------------------------------------------------------------
618                                 4-Chloro-2,6-diaminopyrimidine
--------------------------------------------------------------------------------------------------------
619                                2- Chloro-4'-fluoroacetephenone
--------------------------------------------------------------------------------------------------------
620                               2- Chloro-N6-cyclopentyl-adenosine
--------------------------------------------------------------------------------------------------------
621                                       Chloroacetic acid^
--------------------------------------------------------------------------------------------------------
622                                     2'- Chloroacetophenone
--------------------------------------------------------------------------------------------------------
623                                     Chloroacetyl chloride
--------------------------------------------------------------------------------------------------------
624                                      2-Chlorobenzaldehyde
--------------------------------------------------------------------------------------------------------
625                                   2- Chlorobenzoyl chloride
--------------------------------------------------------------------------------------------------------
626                                    4- Chlorobenzyl alcohol
--------------------------------------------------------------------------------------------------------
627                                    2- Chlorobenzyl bromide
--------------------------------------------------------------------------------------------------------
628                                    4- Chlorobenzyl chloride
--------------------------------------------------------------------------------------------------------
629                                      2- Chlorobenzylamine
--------------------------------------------------------------------------------------------------------
630                                      3- Chlorobenzylamine
--------------------------------------------------------------------------------------------------------
631                                      4- Chlorobenzylamine
--------------------------------------------------------------------------------------------------------
632                                   Chlorodifluoroacetic acid
--------------------------------------------------------------------------------------------------------
633                                        Chlorodiphenylmethane 98%
--------------------------------------------------------------------------------------------------------

                                               Chemical
634                                     2- Chloroethyl ether^
--------------------------------------------------------------------------------------------------------
635                                          Chloroform^
--------------------------------------------------------------------------------------------------------
636                                   Chloroform (w/o Ethanol)^
--------------------------------------------------------------------------------------------------------
637                                          Chloroform-d
--------------------------------------------------------------------------------------------------------
638                                    Chloroform-d w/0.05% TMS
--------------------------------------------------------------------------------------------------------
639                                    Chlorohexidine gluconate
--------------------------------------------------------------------------------------------------------
640                                    Chlorohexidine gluconate
--------------------------------------------------------------------------------------------------------
641                                        5- Chloroindole
--------------------------------------------------------------------------------------------------------
642                               5- Chloroindole-2-carboxylic acid
--------------------------------------------------------------------------------------------------------
643                                    Chloromethyl isocyanate
--------------------------------------------------------------------------------------------------------
644                                  3- Chloroperoxybenzoic acid
--------------------------------------------------------------------------------------------------------
645                                 (+/-) Chloropheniramine maleate
--------------------------------------------------------------------------------------------------------
646                           Chlorophenol Red-beta-D_galactopyranoside
--------------------------------------------------------------------------------------------------------
647                                 4- Chlorophenyl glycidyl ether
--------------------------------------------------------------------------------------------------------
648                                   DS-4- Chlorophenylalaninol
--------------------------------------------------------------------------------------------------------
649                                       l-Chloropinacolone
--------------------------------------------------------------------------------------------------------
650                                    6-Chloropurine riboside
--------------------------------------------------------------------------------------------------------
651                                  (+/-) Chloroquine diphosphate
--------------------------------------------------------------------------------------------------------
652                                   Chlorosulfonyl isocyanate
--------------------------------------------------------------------------------------------------------
653                                     8- Chlorotheophylline
--------------------------------------------------------------------------------------------------------
654                                     Chlorotrimethylsilane^
--------------------------------------------------------------------------------------------------------
655                                       Chloroxylenol 0.5%
--------------------------------------------------------------------------------------------------------
656                                       Chlorpromazine HCl
--------------------------------------------------------------------------------------------------------
657                                        Cholecalciferol
--------------------------------------------------------------------------------------------------------
658                                         Cholera Toxin
--------------------------------------------------------------------------------------------------------
659                                           Cholestane
--------------------------------------------------------------------------------------------------------
660                               5- Cholesten-24beta-ethyl-3beta-ol
--------------------------------------------------------------------------------------------------------
661                                      5- Cholesten-beta-ol
--------------------------------------------------------------------------------------------------------
662                                       4- Cholesten-3-one
--------------------------------------------------------------------------------------------------------
663                                    5- Cholesten-3,3,25-diol
--------------------------------------------------------------------------------------------------------
664                                          Cholesterol
--------------------------------------------------------------------------------------------------------
665                                             Cholesterol 20
--------------------------------------------------------------------------------------------------------
666                               Cholesterol Cholesterin Calibrator
--------------------------------------------------------------------------------------------------------
667                                      Cholesterol Esterase
--------------------------------------------------------------------------------------------------------
668                                  Cholesterol - Water soluble
--------------------------------------------------------------------------------------------------------
669                                     Cholesteryl linoleate
--------------------------------------------------------------------------------------------------------
670                                       Cholesteryl oleate
--------------------------------------------------------------------------------------------------------
671                                     Cholesteryl palmitate
--------------------------------------------------------------------------------------------------------
672                                Cholic acid sodium salt hydrate
--------------------------------------------------------------------------------------------------------
673                                       Cholic acid soln.
--------------------------------------------------------------------------------------------------------
674                                        Choline chloride
--------------------------------------------------------------------------------------------------------
675                                         4- Chromanone
--------------------------------------------------------------------------------------------------------
676                              Chromatography Columns (27 @ 10 ml)
--------------------------------------------------------------------------------------------------------
677                                           Chromerge
--------------------------------------------------------------------------------------------------------
678                                      Chromium (VI) oxide
--------------------------------------------------------------------------------------------------------
679                                          Chymostatin
--------------------------------------------------------------------------------------------------------
680                                      alpha- Chymotrypsin
--------------------------------------------------------------------------------------------------------
681                                                 Cidex 7
--------------------------------------------------------------------------------------------------------
682                                       Cinnamoyl chloride
--------------------------------------------------------------------------------------------------------
683                                   Ciproflaxin hydrochloride
--------------------------------------------------------------------------------------------------------
684                                      Citrate conc. soln.
--------------------------------------------------------------------------------------------------------
685                                     Citric acid anhydrous
--------------------------------------------------------------------------------------------------------
686                                    Citric acid monohydrate
--------------------------------------------------------------------------------------------------------
687                                         Cleaning agent
--------------------------------------------------------------------------------------------------------

                                               Chemical
688                                      Clear Bath Algicide
--------------------------------------------------------------------------------------------------------
689                                    Coating soln. 10X conc.
--------------------------------------------------------------------------------------------------------
690                                Cobalt(II) acetate tetrahydrate
--------------------------------------------------------------------------------------------------------
691                                       Cobalt(II) bromide
--------------------------------------------------------------------------------------------------------
692                                Cobalt(II) chloride hexahydrate
--------------------------------------------------------------------------------------------------------
693                                     Coenzyme A sodium salt
--------------------------------------------------------------------------------------------------------
694                                  Coenzyme Enzymatic Detergent
--------------------------------------------------------------------------------------------------------
695                                            Collagen
--------------------------------------------------------------------------------------------------------
696                                       Collagen Calf Skin
--------------------------------------------------------------------------------------------------------
697                                          Collagen lyophilized
--------------------------------------------------------------------------------------------------------
698                                         Collagen soln.
--------------------------------------------------------------------------------------------------------
699                                          Collagenase
--------------------------------------------------------------------------------------------------------
700                                        2,4,6-Collidine
--------------------------------------------------------------------------------------------------------
701                                      Complement C5A human
--------------------------------------------------------------------------------------------------------
702                                         Concanavalin A
--------------------------------------------------------------------------------------------------------
703                                      Concanavalin A soln.
--------------------------------------------------------------------------------------------------------
704                              Coomassie Plus Protein Assay Reagent
--------------------------------------------------------------------------------------------------------
705                                       Copper(I) chloride
--------------------------------------------------------------------------------------------------------
706                                       Copper(I) cyanide
--------------------------------------------------------------------------------------------------------
707                                        Copper(I) iodide
--------------------------------------------------------------------------------------------------------
708                                        Copper(I) oxide
--------------------------------------------------------------------------------------------------------
709                       Copper(I)trifluoromethanesulfonate benzene complex
--------------------------------------------------------------------------------------------------------
710                                   Copper(II) acetylacetonate
--------------------------------------------------------------------------------------------------------
711                               Copper(II) ethylenediamine complex
--------------------------------------------------------------------------------------------------------
712                              Copper(II) nitrate hemipentahydrate
--------------------------------------------------------------------------------------------------------
713                                       Copper(II) sulfate
--------------------------------------------------------------------------------------------------------
714                                Copper(II) sulfate pentahydrate
--------------------------------------------------------------------------------------------------------
715                              Copper(II) trifluoromethanesulfonate
--------------------------------------------------------------------------------------------------------
716                                          Copper metal
--------------------------------------------------------------------------------------------------------
717                                     Copper, metal turnings
--------------------------------------------------------------------------------------------------------
718                                      Corticosterone soln.
--------------------------------------------------------------------------------------------------------
719                                           Cortisone
--------------------------------------------------------------------------------------------------------
720                                     Creatine phosphokinase
--------------------------------------------------------------------------------------------------------
721                                    Creatinine Color Reagent
--------------------------------------------------------------------------------------------------------
722                                        Creatinine Std.
--------------------------------------------------------------------------------------------------------
723                                          Cremophor EL
--------------------------------------------------------------------------------------------------------
724                                      Cromolyn sodium salt
--------------------------------------------------------------------------------------------------------
725                                       Crotonyl chloride
--------------------------------------------------------------------------------------------------------
726                                           18-Crown-6
--------------------------------------------------------------------------------------------------------
727                                    Crystal Violet Certified
--------------------------------------------------------------------------------------------------------
728                                        CVT 13% Ethanol
--------------------------------------------------------------------------------------------------------
729                                        2-Cyanoacetamide
--------------------------------------------------------------------------------------------------------
730                                        Cyanoacetic acid
--------------------------------------------------------------------------------------------------------
731                                       Cyanogen bromide^
--------------------------------------------------------------------------------------------------------
732                                         3- Cyanoindole
--------------------------------------------------------------------------------------------------------
733                                         5- Cyanoindole
--------------------------------------------------------------------------------------------------------
734                                      2-Cyanothioacetamide
--------------------------------------------------------------------------------------------------------
735                                       Cyanuric chloride
--------------------------------------------------------------------------------------------------------
736                                         Cyclobutanone
--------------------------------------------------------------------------------------------------------
737                                       Cyclobutyl bromide
--------------------------------------------------------------------------------------------------------
738                                        Cyclobutylamine
--------------------------------------------------------------------------------------------------------
739                                   alpha-Cyclodextrin hydrate
--------------------------------------------------------------------------------------------------------
740                              beta-Cyclodextrin hydrate, 99% HPLC
--------------------------------------------------------------------------------------------------------
741                                          Cyclohexane
--------------------------------------------------------------------------------------------------------

                                               Chemical
742                                     1,3- Cyclohexanedione
--------------------------------------------------------------------------------------------------------
743                                     Cyclohexanemethylamine
--------------------------------------------------------------------------------------------------------
744                                   Cyclohexanepentanoic acid
--------------------------------------------------------------------------------------------------------
745                                   Cyclohexanepropionic acid
--------------------------------------------------------------------------------------------------------
746                                         Cyclohexanone
--------------------------------------------------------------------------------------------------------
747                                          Cyclohexene
--------------------------------------------------------------------------------------------------------
748                                       Cyclohexene oxide
--------------------------------------------------------------------------------------------------------
749                                         Cycloheximide^
--------------------------------------------------------------------------------------------------------
750                             trans-1,4- Cyclohexylene diisocyanate
--------------------------------------------------------------------------------------------------------
751                                          Cyclopentane
--------------------------------------------------------------------------------------------------------
752                                  Cyclopentanecarboxylic acid
--------------------------------------------------------------------------------------------------------
753                                   cis-1,2- Cyclopentanediol
--------------------------------------------------------------------------------------------------------
754                                  trans-1,2- Cyclopentanediol
--------------------------------------------------------------------------------------------------------
755                                       Cyclopentene oxide
--------------------------------------------------------------------------------------------------------
756                                      Cyclopentyl bromide
--------------------------------------------------------------------------------------------------------
757                                   3- Cyclopentyl-1-propanol
--------------------------------------------------------------------------------------------------------
758                               8-Cyclopentyl-1,3-dipropylxanthine
--------------------------------------------------------------------------------------------------------
759                                        Cyclopentylamine
--------------------------------------------------------------------------------------------------------
760                                       Cyclopiazonic acid
--------------------------------------------------------------------------------------------------------
761                                      Cyclopropyl bromide
--------------------------------------------------------------------------------------------------------
762                                         L- Cycloserine
--------------------------------------------------------------------------------------------------------
763                                        DL- Cycloserine
--------------------------------------------------------------------------------------------------------
764                                   L- Cystein HCl monohydrate
--------------------------------------------------------------------------------------------------------
765                              CYTO-SF7 (20x) Serum-Free Supplement
--------------------------------------------------------------------------------------------------------
766                                          Cytochrome C
--------------------------------------------------------------------------------------------------------
767                                           Cytodex 3
--------------------------------------------------------------------------------------------------------
768                                      DAB Enhancing soln.
--------------------------------------------------------------------------------------------------------
769                                        Dansyl chloride
--------------------------------------------------------------------------------------------------------
770                                     Dansyl chloride soln.
--------------------------------------------------------------------------------------------------------
771                               m- Dansylaminophenyl boronic acid
--------------------------------------------------------------------------------------------------------
772                                   DC Protein Assay Reagent A
--------------------------------------------------------------------------------------------------------
773                                   DC Protein Assay Reagent B
--------------------------------------------------------------------------------------------------------
774                                       DEAE Affi Gel Blue
--------------------------------------------------------------------------------------------------------
775                                       DEAE Biogel-A-Gel^
--------------------------------------------------------------------------------------------------------
776                                         DEAE Cellulose
--------------------------------------------------------------------------------------------------------
777                                       DEAE Sephadex A-25
--------------------------------------------------------------------------------------------------------
778                                             DEAE Sepharose
--------------------------------------------------------------------------------------------------------
779                                        1,2- Decanediol
--------------------------------------------------------------------------------------------------------
780                                          2- Decanone
--------------------------------------------------------------------------------------------------------
781                                          9-Decen-1-ol
--------------------------------------------------------------------------------------------------------
782                                        trans-4- Decenal
--------------------------------------------------------------------------------------------------------
783                                        n- Decyl alcohol
--------------------------------------------------------------------------------------------------------
784                                       Dehydrated alcohol
--------------------------------------------------------------------------------------------------------
785                                  Dehydrated alcohol (by wt.)
--------------------------------------------------------------------------------------------------------
786                                        Denhardt's soln.
--------------------------------------------------------------------------------------------------------
787                                  Deoxycholic acid sodium salt
--------------------------------------------------------------------------------------------------------
788                            Deoxycholic acid sodium salt monohydrate
--------------------------------------------------------------------------------------------------------
789                    Deoxynucleoside Triphosphate Set dATP, dCTP, dGTP, dTTP
--------------------------------------------------------------------------------------------------------
790                              Deoxyribonuclease 1 Bovine Pancreas
--------------------------------------------------------------------------------------------------------
791                                      Deoxyribonuclease I
--------------------------------------------------------------------------------------------------------
792                                     Deoxyribonucleic acid
--------------------------------------------------------------------------------------------------------
793                                       Dessicant, 8 mesh
--------------------------------------------------------------------------------------------------------
794                                        Deuterium oxide
--------------------------------------------------------------------------------------------------------
795                                     Developer Replenisher
--------------------------------------------------------------------------------------------------------

                                               Chemical
796                               Developer & Replenisher, Kodak GBX
--------------------------------------------------------------------------------------------------------
797                                   Developer Starter, 3-7-90
--------------------------------------------------------------------------------------------------------
798                         Developer System Cleaner & Neutralizer, Kodak
--------------------------------------------------------------------------------------------------------
799                         Developer System Cleaner & Neutralizer, Kodak
--------------------------------------------------------------------------------------------------------
800                     Developer System Cleaner & Neutralizer part B, Kodak^
--------------------------------------------------------------------------------------------------------
801                                         Dexamethasone
--------------------------------------------------------------------------------------------------------
802                                            Dextran
--------------------------------------------------------------------------------------------------------
803                                        Dextran Standard
--------------------------------------------------------------------------------------------------------
804                                  Dextran sulfate sodium salt
--------------------------------------------------------------------------------------------------------
805                                         Dextran T 2000
--------------------------------------------------------------------------------------------------------
806                                          Dextran T 40
--------------------------------------------------------------------------------------------------------
807                                         Dextran T 500
--------------------------------------------------------------------------------------------------------
808                                          Dextran T 70
--------------------------------------------------------------------------------------------------------
809                                   Dextrose 5% Injection, USP
--------------------------------------------------------------------------------------------------------
810                       Dextrose 5%, Sodium Chloride 0.9%, Injection, USP
--------------------------------------------------------------------------------------------------------
811                                        Dextrose anhydrous powder
--------------------------------------------------------------------------------------------------------
812                                   DFGF (Human, Recombinant)
--------------------------------------------------------------------------------------------------------
813                       1,2:5,6- Di-O-isopropylidene-alpha-D-glucofuranose
--------------------------------------------------------------------------------------------------------
814                       1,2:5,6- Di-O-isopropylidene-alpha-D-allofuranose
--------------------------------------------------------------------------------------------------------
815                                   Di-tert-butyl dicarbonate
--------------------------------------------------------------------------------------------------------
816                               2,6-Di-tert-butyl-1,4-benzoquinone
--------------------------------------------------------------------------------------------------------
817                            3,5- Di-tert-butyl-4-hydroxybenzaldehyde
--------------------------------------------------------------------------------------------------------
818                            3,5- Di-tert-butyl-4-hydroxybenzoic acid
--------------------------------------------------------------------------------------------------------
819                                 3,5-Di-tert-butylbenzoic acid
--------------------------------------------------------------------------------------------------------
820                                    2,6-Di-tert-butylphenol
--------------------------------------------------------------------------------------------------------
821                                    3,5-Di-tert-butylphenol
--------------------------------------------------------------------------------------------------------
822                                   3,5- Di-tert-butyltoluene
--------------------------------------------------------------------------------------------------------
823                                          Diallylamine
--------------------------------------------------------------------------------------------------------
824                               Dialysis tubing -3/4inch diameter
--------------------------------------------------------------------------------------------------------
825                                            Diamine^
--------------------------------------------------------------------------------------------------------
826                                            Diamine^
--------------------------------------------------------------------------------------------------------
827                                            Diamine^
--------------------------------------------------------------------------------------------------------
828                                 1,3- Diamino-2-hydroxypropane
--------------------------------------------------------------------------------------------------------
829                             4,5- Diamino-2,6-dimercaptopyrimidine
--------------------------------------------------------------------------------------------------------
830                                2,4- Diamino-6-hydroxypyrimidine
--------------------------------------------------------------------------------------------------------
831                            3,3' Diaminobenzidine tetrahydrochloride
--------------------------------------------------------------------------------------------------------
832                                       1,4- Diaminobutane
--------------------------------------------------------------------------------------------------------
833                                       1,8-Diaminooctane
--------------------------------------------------------------------------------------------------------
834                                      1,5- Diaminopentane
--------------------------------------------------------------------------------------------------------
835                                       1,2-Diaminopropane
--------------------------------------------------------------------------------------------------------
836                                       1,3-Diaminopropane
--------------------------------------------------------------------------------------------------------
837                                   1,3- Diaminopropane soln.
--------------------------------------------------------------------------------------------------------
838                                     2,4- Diaminopyrimidine
--------------------------------------------------------------------------------------------------------
839                                  o-Dianisidine, Tetrazotized
--------------------------------------------------------------------------------------------------------
840                               trans-1-2- Dibenzoylethylene, 96%
--------------------------------------------------------------------------------------------------------
841                                         Dibenzylamine
--------------------------------------------------------------------------------------------------------
842                               1,3- Dibromo-2,2-dimethoxypropane
--------------------------------------------------------------------------------------------------------
843                                    2,7-Dibromo-9-fluorenone
--------------------------------------------------------------------------------------------------------
844                                      1,2- Dibromobenzene
--------------------------------------------------------------------------------------------------------
845                                       4,4'-Dibromobenzil
--------------------------------------------------------------------------------------------------------
846                                       1,4- Dibromobutane
--------------------------------------------------------------------------------------------------------
847                                     Dibromodifluoromethane
--------------------------------------------------------------------------------------------------------
848                                       1,2-Dibromoethane*
--------------------------------------------------------------------------------------------------------
849                                         Dibromomethane
--------------------------------------------------------------------------------------------------------

                                               Chemical
850                                      1,5- Dibromopentane
--------------------------------------------------------------------------------------------------------
851                                   2,3- Dibromopropionic acid
--------------------------------------------------------------------------------------------------------
852                                    Dibucaine hydrochloride
--------------------------------------------------------------------------------------------------------
853                         Dichloro(bistriphenylphosphine) palladium (II)
--------------------------------------------------------------------------------------------------------
854                                   cis-1,4- Dichloro-2-butene
--------------------------------------------------------------------------------------------------------
855                                2,4- Dichloro-6-methylpyrimidine
--------------------------------------------------------------------------------------------------------
856                                      Dichloroacetic acid
--------------------------------------------------------------------------------------------------------
857                                      1,3- Dichloroacetone
--------------------------------------------------------------------------------------------------------
858                                      3,4- Dichloroaniline
--------------------------------------------------------------------------------------------------------
859                                    2,6-Dichlorobenzaldehyde
--------------------------------------------------------------------------------------------------------
860                                  2,6-Dichlorobenzoyl chloride
--------------------------------------------------------------------------------------------------------
861                                    2,4- Dichlorobenzylamine
--------------------------------------------------------------------------------------------------------
862                                    3,4- Dichlorobenzylamine
--------------------------------------------------------------------------------------------------------
863                             2,6-Dichlorobenzylamine hydrochloride
--------------------------------------------------------------------------------------------------------
864                                       1,2-Dichloroethane
--------------------------------------------------------------------------------------------------------
865                                       1,2-Dichloroethane
--------------------------------------------------------------------------------------------------------
866                                2',7'-Dichlorofluorescein soln.
--------------------------------------------------------------------------------------------------------
867                                    2',7'-Dichlorofluorescin
--------------------------------------------------------------------------------------------------------
868                           2,6-Dichloroindophenol sodium salt hydrate
--------------------------------------------------------------------------------------------------------
869                                    3,4- Dichloroisocoumarin
--------------------------------------------------------------------------------------------------------
870                                        Dichloromethane
--------------------------------------------------------------------------------------------------------
871                                   Dichloromethane anhydrous
--------------------------------------------------------------------------------------------------------
872                                   Dichloromethane anhydrous
--------------------------------------------------------------------------------------------------------
873                                      2,6- Dichloropurine
--------------------------------------------------------------------------------------------------------
874                                    2,4- Dichloropyrimidine
--------------------------------------------------------------------------------------------------------
875                                    4,6- Dichloropyrimidine
--------------------------------------------------------------------------------------------------------
876                                 1,3- Dicyclohexylcarbodiimide
--------------------------------------------------------------------------------------------------------
877                                       Dicyclopentadiene
--------------------------------------------------------------------------------------------------------
878                              1,2- Didecanoyl-rac-Glycerol (C10:0)
--------------------------------------------------------------------------------------------------------
879                                       Diethanolamine 99%
--------------------------------------------------------------------------------------------------------
880                                      Diethanolamine soln.
--------------------------------------------------------------------------------------------------------
881                             3,4- Diethoxy-3-cyclobutene-1,2-dione
--------------------------------------------------------------------------------------------------------
882                                 Diethy p-nitrophenyl phosphate
--------------------------------------------------------------------------------------------------------
883                                    Diethyl azodicarboxylate
--------------------------------------------------------------------------------------------------------
884                                       Diethyl carbonate
--------------------------------------------------------------------------------------------------------
885                                    Diethyl chlorophosphate^
--------------------------------------------------------------------------------------------------------
886                                      Diethyl glutaconate
--------------------------------------------------------------------------------------------------------
887                                        Diethyl malonate
--------------------------------------------------------------------------------------------------------
888                                     Diethyl pyrocarbonate
--------------------------------------------------------------------------------------------------------
889                                          Diethylamine
--------------------------------------------------------------------------------------------------------
890                            7- Diethylaminocoumarin-3-carbohydrazide
--------------------------------------------------------------------------------------------------------
891                         Diethyldithioarbamic acid sodium s trihydrate
--------------------------------------------------------------------------------------------------------
892                                Diethylzinc 1M soln. in hexanes
--------------------------------------------------------------------------------------------------------
893                                            Dif-Quik Fixative
--------------------------------------------------------------------------------------------------------
894                                        Dif-Quik soln. I
--------------------------------------------------------------------------------------------------------
895                                       Dif-Quik soln. II
--------------------------------------------------------------------------------------------------------
896                                       Difco Malt Extract
--------------------------------------------------------------------------------------------------------
897                                      Difco Yeast Extract
--------------------------------------------------------------------------------------------------------
898                                   2',4'-Difluoroacetophenone
--------------------------------------------------------------------------------------------------------
899                                    2,4- Difluorobenzylamine
--------------------------------------------------------------------------------------------------------
900                                    2,5- Difluorobenzylamine
--------------------------------------------------------------------------------------------------------
901                                    2,6-Difluorobenzylamine
--------------------------------------------------------------------------------------------------------
902                                    3,4- Difluorobenzylamine
--------------------------------------------------------------------------------------------------------
903                                 2,4- Difluorophenyl isocyanate
--------------------------------------------------------------------------------------------------------

                                               Chemical
904                                    Digalactosyl diglyceride
--------------------------------------------------------------------------------------------------------
905                                           Digitonin
--------------------------------------------------------------------------------------------------------
906                               1,2-Dihexanoyl-sn-Glycerol (C6:0)
--------------------------------------------------------------------------------------------------------
907                                  cis-4,7-Dihydro-1,3-dioxepin
--------------------------------------------------------------------------------------------------------
908                                     3,4- Dihydro-2H-pyran
--------------------------------------------------------------------------------------------------------
909                                  3,4- Dihydro-2H-pyran soln.
--------------------------------------------------------------------------------------------------------
910                      3,4- Dihydro-2H-pyran-2-carboxylic acid sodium salt
--------------------------------------------------------------------------------------------------------
911                                   5,6-Dihydro-2H-pyran-2-one
--------------------------------------------------------------------------------------------------------
912                                     (+)-Dihydrocholesterol
--------------------------------------------------------------------------------------------------------
913                                       2,3- Dihydrofuran
--------------------------------------------------------------------------------------------------------
914                                       2,5- Dihydrofuran
--------------------------------------------------------------------------------------------------------
915                                     1,2-Dihydronapthalene
--------------------------------------------------------------------------------------------------------
916                                   Dihydroxy benzopyrimidine
--------------------------------------------------------------------------------------------------------
917                               4,6-Dihydroxy-2-mercaptopyrimidine
--------------------------------------------------------------------------------------------------------
918                                4,6-Dihydroxy-2-methylpyrimidine
--------------------------------------------------------------------------------------------------------
919                             3,4- Dihydroxy-3-cyclobutene-1,2-dione
--------------------------------------------------------------------------------------------------------
920                             2,4- Dihydroxy-5,6-dimethylpyrimidine
--------------------------------------------------------------------------------------------------------
921                               2,4- Dihydroxy-6-methylpyrimidine
--------------------------------------------------------------------------------------------------------
922                                        Dihydroxyacetone
--------------------------------------------------------------------------------------------------------
923                                1,3-Dihydroxyacetone dimer, 97%
--------------------------------------------------------------------------------------------------------
924                                 2,5- Dihydroxybenzoic acid 99%
--------------------------------------------------------------------------------------------------------
925                             3,4- Dihydroxybenzylamine hydrobromide
--------------------------------------------------------------------------------------------------------
926                                    1,2-Dihydroxynaphthalene
--------------------------------------------------------------------------------------------------------
927                                    2,3-Dihydroxynaphthalene
--------------------------------------------------------------------------------------------------------
928                                    2,6-Dihydroxynaphthalene
--------------------------------------------------------------------------------------------------------
929                                    2,7-Dihydroxynaphthalene
--------------------------------------------------------------------------------------------------------
930                4,5- Dihydroxynaphthalene-2,7-disulfoni disodium salt dihydrate
--------------------------------------------------------------------------------------------------------
931                            4,6-Dihydroxypyrazolo[3,4- d] pyrimidine
--------------------------------------------------------------------------------------------------------
932                                    2,4- Dihydroxyquinoline
--------------------------------------------------------------------------------------------------------
933                                         Diiodomethane
--------------------------------------------------------------------------------------------------------
934                        Diisobutylaluminum hydride 1.5M soln. in toluene
--------------------------------------------------------------------------------------------------------
935                                     1,6-Diisocyanatohexane
--------------------------------------------------------------------------------------------------------
936                                       Diisopropanolamine
--------------------------------------------------------------------------------------------------------
937                                  Diisopropyl azodicarboxylate
--------------------------------------------------------------------------------------------------------
938                                  Diisopropyl fluorophosphate^
--------------------------------------------------------------------------------------------------------
939                                      Diisopropyl malonate
--------------------------------------------------------------------------------------------------------
940                                        Diisopropylamine
--------------------------------------------------------------------------------------------------------
941                                  1,3- Diisopropylcarbodiimide
--------------------------------------------------------------------------------------------------------
942                                   N,N-Diisopropylethylamine
--------------------------------------------------------------------------------------------------------
943                               1,3-Dilinolein (C18:2, [cis]-9,12)
--------------------------------------------------------------------------------------------------------
944                                    Diltiazem hydrochloride
--------------------------------------------------------------------------------------------------------
945                                           Diluent A^
--------------------------------------------------------------------------------------------------------
946                                    Dilunet Buffer B 1x conc
--------------------------------------------------------------------------------------------------------
947                             3,4- Dimethoxy-3-cyclobutene-1,2-dione
--------------------------------------------------------------------------------------------------------
948                                    3,3'-Dimethoxybenzidine
--------------------------------------------------------------------------------------------------------
949                                 2,4- Dimethoxybenzylamine HCl
--------------------------------------------------------------------------------------------------------
950                                      1,2-Dimethoxyethane
--------------------------------------------------------------------------------------------------------
951                                      5,6-Dimethoxyindole
--------------------------------------------------------------------------------------------------------
952                                  3,4- Dimethoxyphenethylamine
--------------------------------------------------------------------------------------------------------
953                              3-(3,4- Dimethoxyphenyl)-1-propanol
--------------------------------------------------------------------------------------------------------
954                             3-(3,4- Dimethoxyphenyl)propionic acid
--------------------------------------------------------------------------------------------------------
955                                      2,2-Dimethoxypropane
--------------------------------------------------------------------------------------------------------
956                                       Dimethyl sulfate^
--------------------------------------------------------------------------------------------------------
957                                       Dimethyl sulfoxide
--------------------------------------------------------------------------------------------------------

                                               Chemical
958                                    Dimethyl sulfoxide soln.
--------------------------------------------------------------------------------------------------------
959                                 Dimethyl sulfoxide w/0.05% TMS
--------------------------------------------------------------------------------------------------------
960                                     2,3-Dimethyl-1-butanol
--------------------------------------------------------------------------------------------------------
961                                     3,3-Dimethyl-1-butyne
--------------------------------------------------------------------------------------------------------
962                                     3,7-Dimethyl-1-octanol
--------------------------------------------------------------------------------------------------------
963                                 (2,2-Dimethyl-1-propyl)-benzol
--------------------------------------------------------------------------------------------------------
964                               5,5- Dimethyl-1,3-cyclohexanedione
--------------------------------------------------------------------------------------------------------
965                                   2,5- Dimethyl-3-pyrroline
--------------------------------------------------------------------------------------------------------
966                       1,3-Dimethyl-3,4,5,6-tetrahydro-2(1H)-pyrimidinone
--------------------------------------------------------------------------------------------------------
967                                   2,2- Dimethyl-4- pentenal
--------------------------------------------------------------------------------------------------------
968                               N,N- Dimethyl-5-methoxytryptamine
--------------------------------------------------------------------------------------------------------
969                           (S)-(+)-N,S- Dimethyl-S-phenylsulfoximine
--------------------------------------------------------------------------------------------------------
970                                     N,N-Dimethylacetamide
--------------------------------------------------------------------------------------------------------
971                                Dimethylamine 2.0M soln. in MeOH
--------------------------------------------------------------------------------------------------------
972                                Dimethylamine 2.0M soln. in THF
--------------------------------------------------------------------------------------------------------
973                                       Dimethylamine HCl
--------------------------------------------------------------------------------------------------------
974                                 4-( Dimethylamino)benzaldehyde
--------------------------------------------------------------------------------------------------------
975                         4- (Dimethylamino)benzylamine dihydrochloride
--------------------------------------------------------------------------------------------------------
976                                  7-Dimethylaminocoumarin-4-acetic acid
--------------------------------------------------------------------------------------------------------
977                        5- Dimethylaminonapthalene-1-sulfonyl hydrazine
--------------------------------------------------------------------------------------------------------
978                       1-(3- Dimethylaminopropyl)-3-ethylcarbodiimide HCl
--------------------------------------------------------------------------------------------------------
979                                    4- Dimethylaminopyridine
--------------------------------------------------------------------------------------------------------
980                                    2,6- Dimethylaniline 99%
--------------------------------------------------------------------------------------------------------
981                                    2,6-Dimethylbenzoquinone
--------------------------------------------------------------------------------------------------------
982                                    Dimethyldichlorosilane^
--------------------------------------------------------------------------------------------------------
983                                    N,N-Dimethylethanolamine
--------------------------------------------------------------------------------------------------------
984                                     N,N-Dimethylformamide
--------------------------------------------------------------------------------------------------------
985                            N,O-Dimethylhydroxylamine hydrochloride
--------------------------------------------------------------------------------------------------------
986                                       1,2-Dimethylindole
--------------------------------------------------------------------------------------------------------
987                                       2,2-Dimethyloctnol
--------------------------------------------------------------------------------------------------------
988                                   cis-2,6-Dimethylpiperidine
--------------------------------------------------------------------------------------------------------
989                                      2,5- Dimethylpyrrole
--------------------------------------------------------------------------------------------------------
990                             2,5- Dimethylpyrrolidine hydrobromide
--------------------------------------------------------------------------------------------------------
991                                       Dimyristin (C14:0)
--------------------------------------------------------------------------------------------------------
992                    1,2-Dimyristoyl-sn-Glycero-3-phosphomethanol sodium salt
--------------------------------------------------------------------------------------------------------
993                                    2,7-Dinitro-9-fluorenone
--------------------------------------------------------------------------------------------------------
994                                      3,5- Dinitroaniline
--------------------------------------------------------------------------------------------------------
995                                  3,5- Dinitrobenzoyl chloride
--------------------------------------------------------------------------------------------------------
996                                 3,5- Dinitrophenyl isocyanate
--------------------------------------------------------------------------------------------------------
997                                  2,4- Dinitrophenylhydrazine
--------------------------------------------------------------------------------------------------------
998                                   3,5- Dinitrosalicylic acid
--------------------------------------------------------------------------------------------------------
999                      1,2-Dioctanoyl-sn-Glycerol (C8:0 Recombinant Human)
--------------------------------------------------------------------------------------------------------
1000                                  1,3-Diolein (C18:1,[cis]-9)
--------------------------------------------------------------------------------------------------------
1001                                    Diolein (C18:1, [cis]-9)
--------------------------------------------------------------------------------------------------------
1002                           1,2-Dioleoyl-rac-glycerol (C18:1),[cis]-9)
--------------------------------------------------------------------------------------------------------
1003                                          1,4- Dioxane
--------------------------------------------------------------------------------------------------------
1004                                             DIPASE
--------------------------------------------------------------------------------------------------------
1005                              N,N'- Diphenyl-1,4-phenylenediamine
--------------------------------------------------------------------------------------------------------
1006                                         Diphenylamine
--------------------------------------------------------------------------------------------------------
1007                                    N,N'- Diphenylbenzidine
--------------------------------------------------------------------------------------------------------
1008                                      1,2- Diphenylindole
--------------------------------------------------------------------------------------------------------
1009                                          2,5- Diphenyloxazole
--------------------------------------------------------------------------------------------------------
1010                                    Diphenylphosphorylazide
--------------------------------------------------------------------------------------------------------
1011                                     Diphenylthiocarbazone
--------------------------------------------------------------------------------------------------------

                                               Chemical
1012                                  1,3-Dipropyl-6-amino uracil
--------------------------------------------------------------------------------------------------------
1013                                         2,2'-Dipyridyl
--------------------------------------------------------------------------------------------------------
1014                                      2,2'-Dipyridylamine
--------------------------------------------------------------------------------------------------------
1015                                         Direct Red 80
--------------------------------------------------------------------------------------------------------
1016                                        Distilled water
--------------------------------------------------------------------------------------------------------
1017                              5,5'-Dithiobis(2-nitrobenzoic acid)
--------------------------------------------------------------------------------------------------------
1018                                     d-1,4- Dithiothreitol
--------------------------------------------------------------------------------------------------------
1019                                         Dithiothreitol
--------------------------------------------------------------------------------------------------------
1020                                   DME H-21, 4.5 g/l Glucose
--------------------------------------------------------------------------------------------------------
1021                                        1 Kb DNA Ladder
--------------------------------------------------------------------------------------------------------
1022                                        DNA Mass Ladder
--------------------------------------------------------------------------------------------------------
1023                                          DNA Standard
--------------------------------------------------------------------------------------------------------
1024                                  DNA Standard Dilution Buffer
--------------------------------------------------------------------------------------------------------
1025                                       cis-7-Dodecen-1-ol
--------------------------------------------------------------------------------------------------------
1026                                        Dodecyl aldehyde
--------------------------------------------------------------------------------------------------------
1027                                        Dodecyl sulfide
--------------------------------------------------------------------------------------------------------
1028                                   1-Dodecyl-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
1029                                   n-Dodecyl-beta-D-maltoside
--------------------------------------------------------------------------------------------------------
1030                                       4- Dodecylaniline
--------------------------------------------------------------------------------------------------------
1031                                      4- Dodecylresorcinol
--------------------------------------------------------------------------------------------------------
1032                                       Dolichol C80-C105
--------------------------------------------------------------------------------------------------------
1033                                             L-DOPA
--------------------------------------------------------------------------------------------------------
1034                                            Dowex 1
--------------------------------------------------------------------------------------------------------
1035                                Dowex 1x2-100 Ion Exchange Resin
--------------------------------------------------------------------------------------------------------
1036                           DOWEX 50WX2-100 ion-exchange resin, H form
--------------------------------------------------------------------------------------------------------
1037                                           DOWEX-50W
--------------------------------------------------------------------------------------------------------
1038                                           D-130 DPMA
--------------------------------------------------------------------------------------------------------
1039                                            Drierite
--------------------------------------------------------------------------------------------------------
1040                                            Dry Ice
--------------------------------------------------------------------------------------------------------
1041                               Dubelco's Modified Eagle's Medium
--------------------------------------------------------------------------------------------------------
1042                          Dulbecco's Modified Eagle's Medium F-12 Hams
--------------------------------------------------------------------------------------------------------
1043                       Dulbecco's Modified Eagle's Medium F-12 Hams (gms)
--------------------------------------------------------------------------------------------------------
1044                           Dulbecco's Modified Eagle's Medium (grams)
--------------------------------------------------------------------------------------------------------
1045                              Dulbecco's Phosphate Buffered Saline
--------------------------------------------------------------------------------------------------------
1046                          Dulbecco's Phosphate Buffered Saline (grams)
--------------------------------------------------------------------------------------------------------
1047                                            Dulcitol
--------------------------------------------------------------------------------------------------------
1048                                   Dye Reagent Conc. (BioRad)
--------------------------------------------------------------------------------------------------------
1049                               Earle's Balanced Salt soln. powder
--------------------------------------------------------------------------------------------------------
1050                                       Easytides 1.0m Ci
--------------------------------------------------------------------------------------------------------
1051                                        EDTA 0.02% soln.
--------------------------------------------------------------------------------------------------------
1052                                  EDTA disodium salt dihydrate
--------------------------------------------------------------------------------------------------------
1053                               EDTA disodium salt dihydrate soln.
--------------------------------------------------------------------------------------------------------
1054                                 EDTA tetrasodium salt hydrate
--------------------------------------------------------------------------------------------------------
1055                                        EGM Singlequots
--------------------------------------------------------------------------------------------------------
1056                                          Elaidic acid
--------------------------------------------------------------------------------------------------------
1057                                            Elastase
--------------------------------------------------------------------------------------------------------
1058                                            Endo/Blocker M69
--------------------------------------------------------------------------------------------------------
1059                                 Endothelial Cell Basal Medium
--------------------------------------------------------------------------------------------------------
1060                               Endothelial Cell Growth Supplement
--------------------------------------------------------------------------------------------------------
1061                                       Endotoxin Standard
--------------------------------------------------------------------------------------------------------
1062                                       Eosin B, Certified
--------------------------------------------------------------------------------------------------------
1063                                            Eosin Y
--------------------------------------------------------------------------------------------------------
1064                                 (1S,2R) Ephedrine hemihydrate
--------------------------------------------------------------------------------------------------------
1065                                         Epibromohydrin
--------------------------------------------------------------------------------------------------------

                                               Chemical
1066                                        Epichlorohydrin^
--------------------------------------------------------------------------------------------------------
1067                                    (R)-(-)-Epichlorohydrin
--------------------------------------------------------------------------------------------------------
1068                                    Epidermal Growth Factor
--------------------------------------------------------------------------------------------------------
1069                                    Epidermal Growth Factor
--------------------------------------------------------------------------------------------------------
1070                              Epidermal Growth Factor, lyophilized
--------------------------------------------------------------------------------------------------------
1071                                 Epidermal Growth Factor soln.
--------------------------------------------------------------------------------------------------------
1072                                          Epinephrine
--------------------------------------------------------------------------------------------------------
1073                                        (+/-)- Epinephrine
--------------------------------------------------------------------------------------------------------
1074                                    (1R,2S)-(-)- Epinephrine
--------------------------------------------------------------------------------------------------------
1075                                          Epinephrine
--------------------------------------------------------------------------------------------------------
1076                                   Epinephrine Injection, USP
--------------------------------------------------------------------------------------------------------
1077                                       1,2-Epoxy-5-hexene
--------------------------------------------------------------------------------------------------------
1078                                       1,2-Epoxy-7-octene
--------------------------------------------------------------------------------------------------------
1079                                       1,2-Epoxy-9-decene
--------------------------------------------------------------------------------------------------------
1080                                Epoxy-Activated Sepharose 6 beta
--------------------------------------------------------------------------------------------------------
1081                                        1,2-Epoxydecane
--------------------------------------------------------------------------------------------------------
1082                                     exo-2,3 Epoxynorbomane
--------------------------------------------------------------------------------------------------------
1083                                  (+/-)-(2,3 Epoxypropyl)benzene
--------------------------------------------------------------------------------------------------------
1084                     trans-Epoxysuccinyl-L-Leucylamido (4-guanidino)butane
--------------------------------------------------------------------------------------------------------
1085                                      1,2-Epoxytetradecane
--------------------------------------------------------------------------------------------------------
1086                                         (+/-)-Equilenin
--------------------------------------------------------------------------------------------------------
1087                                       Eriochrome Black T
--------------------------------------------------------------------------------------------------------
1088                                          Erythromycin
--------------------------------------------------------------------------------------------------------
1089                                        Escherichia Coli
--------------------------------------------------------------------------------------------------------
1090                                  Esterase from porcine liver
--------------------------------------------------------------------------------------------------------
1091                                          Ethanolamine
--------------------------------------------------------------------------------------------------------
1092                                             Ether
--------------------------------------------------------------------------------------------------------
1093                                        Ether, anhydrous
--------------------------------------------------------------------------------------------------------
1094                                        Ethidium bromide
--------------------------------------------------------------------------------------------------------
1095                              6-Ethoxy-2-benzothiazolesulfonamide
--------------------------------------------------------------------------------------------------------
1096                                   2-Ethoxyphenyl isocyanate
--------------------------------------------------------------------------------------------------------
1097                        Ethyl 1-benzyl-3-oxo-4-piperidinecarboxylate HCl
--------------------------------------------------------------------------------------------------------
1098                                   Ethyl 3,3-diethoxyacrylate
--------------------------------------------------------------------------------------------------------
1099                                   Ethyl 3,3-dimethylacrylate
--------------------------------------------------------------------------------------------------------
1100                                  Ethyl 4-methyl-4-pentenoate
--------------------------------------------------------------------------------------------------------
1101                                     Ethyl 6-bromohexanoate
--------------------------------------------------------------------------------------------------------
1102                                         Ethyl acetate
--------------------------------------------------------------------------------------------------------
1103                                         Ethyl alcohol
--------------------------------------------------------------------------------------------------------
1104                                       Ethyl alcohol 75%
--------------------------------------------------------------------------------------------------------
1105                                       Ethyl bromoacetate
--------------------------------------------------------------------------------------------------------
1106                                       Ethyl cyanoacetate
--------------------------------------------------------------------------------------------------------
1107                                           Ethyl diazoacetate
--------------------------------------------------------------------------------------------------------
1108                                      Ethyl ethynyl ether
--------------------------------------------------------------------------------------------------------
1109                                        Ethyl isocyanate
--------------------------------------------------------------------------------------------------------
1110                                    Ethyl isocyanatoacetate
--------------------------------------------------------------------------------------------------------
1111                                      Ethyl isonipecotate
--------------------------------------------------------------------------------------------------------
1112                                      Ethyl methyl sulfide
--------------------------------------------------------------------------------------------------------
1113                                       Ethyl ricinoleate
--------------------------------------------------------------------------------------------------------
1114                                         Ethyl sulfide
--------------------------------------------------------------------------------------------------------
1115                               4'-Ethyl-4-biphenylcarboxylic acid
--------------------------------------------------------------------------------------------------------
1116                                      4-Ethylbenzaldehyde
--------------------------------------------------------------------------------------------------------
1117                                     4-Ethylbenzyl alcohol
--------------------------------------------------------------------------------------------------------
1118                                       Ethylene carbonate
--------------------------------------------------------------------------------------------------------
1119                                        Ethylene glycol
--------------------------------------------------------------------------------------------------------

                                               Chemical
1120                                 Ethylene glycol dimethyl ether
--------------------------------------------------------------------------------------------------------
1121                                Ethylene glycol monomethyl ether
--------------------------------------------------------------------------------------------------------
1122              Ethylene glycol-bis(beta-aminethyl ether) N,N,N',N'-tetraacetic acid
--------------------------------------------------------------------------------------------------------
1123                                    Ethylene/Vinyl acetate, copolymer
--------------------------------------------------------------------------------------------------------
1124                                        Ethylenediamine^
--------------------------------------------------------------------------------------------------------
1125                                     (+/-)-2-Ethylhexylamine
--------------------------------------------------------------------------------------------------------
1126                            Ethylmagnesium bromide 3M soln. in Et20
--------------------------------------------------------------------------------------------------------
1127                                        N-Ethylmaleimide
--------------------------------------------------------------------------------------------------------
1128                                           Eugradit L
--------------------------------------------------------------------------------------------------------
1129                                           Evans Blue
--------------------------------------------------------------------------------------------------------
1130                                       Express Hyb soln.
--------------------------------------------------------------------------------------------------------
1131                                 ExtrAvidin peroxidase (E-2886)
--------------------------------------------------------------------------------------------------------
1132                                 ExtrAvidin peroxidase (E-8386)
--------------------------------------------------------------------------------------------------------
1133                                  F-12 Ham's Nutrient Mixture
--------------------------------------------------------------------------------------------------------
1134                               F-12 Ham's Nutrient Mixture soln.
--------------------------------------------------------------------------------------------------------
1135                                    F-12 K Nutrient Mixture
--------------------------------------------------------------------------------------------------------
1136                                 F-12 K Nutrient Mixture soln.
--------------------------------------------------------------------------------------------------------
1137                                       Fast Blue BB Base
--------------------------------------------------------------------------------------------------------
1138                                       Fast Blue BB Salt
--------------------------------------------------------------------------------------------------------
1139                                       Fast Blue RR Salt
--------------------------------------------------------------------------------------------------------
1140                                        Fast Stain Conc.
--------------------------------------------------------------------------------------------------------
1141                                       Fast Violet B Salt
--------------------------------------------------------------------------------------------------------
1142                                       FD and C Yellow #6
--------------------------------------------------------------------------------------------------------
1143                                    Ferric ammonium sulfate
--------------------------------------------------------------------------------------------------------
1144                               Ferric chloride hexahydrate, lump
--------------------------------------------------------------------------------------------------------
1145                                       Fetal Bovine Serum
--------------------------------------------------------------------------------------------------------
1146                           Fetal Bovine Serum Defined 40 nm filtered
--------------------------------------------------------------------------------------------------------
1147                                  Fetal Bovine Serum Qualified
--------------------------------------------------------------------------------------------------------
1148                                 Fibroblast Growth Factor Basic
--------------------------------------------------------------------------------------------------------
1149                                          Fibronectin
--------------------------------------------------------------------------------------------------------
1150                                   Fibronectin Human, natural
--------------------------------------------------------------------------------------------------------
1151                                        Ficoll Type 400
--------------------------------------------------------------------------------------------------------
1152                                    Fiske & Subarrow Reducer
--------------------------------------------------------------------------------------------------------
1153                                             Fixer
--------------------------------------------------------------------------------------------------------
1154                                           Flavanone
--------------------------------------------------------------------------------------------------------
1155                           Flavin adenine dinucleotide disodium salt
--------------------------------------------------------------------------------------------------------
1156                               Flavin nononucleotide sodium salt
--------------------------------------------------------------------------------------------------------
1157                                       Flooring Adhesive
--------------------------------------------------------------------------------------------------------
1158                             Fluid Thioglycollate Medium, USP, BBL
--------------------------------------------------------------------------------------------------------
1159                                    2-Fluorenecarboxaldehyde
--------------------------------------------------------------------------------------------------------
1160                                          9-Fluorenone
--------------------------------------------------------------------------------------------------------
1161                                 9-Fluorenone-4-carboxylic acid
--------------------------------------------------------------------------------------------------------
1162                                9-Fluorenylmethyl chloroformate
--------------------------------------------------------------------------------------------------------
1163                            9-Fluorenylmethyl succinimidyl carbonate
--------------------------------------------------------------------------------------------------------
1164                         Fluorescein Anti-Mouse IgG (H+L) Rat Adsorbed
--------------------------------------------------------------------------------------------------------
1165                                   Fluorescein isothiocyanate
--------------------------------------------------------------------------------------------------------
1166                                 Fluorescin (Apop Tag Plus Kit)
--------------------------------------------------------------------------------------------------------
1167                             2-Fluoro-5-trifluoromethylbenzaldehyd
--------------------------------------------------------------------------------------------------------
1168                                      3-Fluorobenzaldehyde
--------------------------------------------------------------------------------------------------------
1169                                      4-Fluorobenzaldehyde
--------------------------------------------------------------------------------------------------------
1170                                      2-Fluorobenzylamine
--------------------------------------------------------------------------------------------------------
1171                                      3-Fluorobenzylamine
--------------------------------------------------------------------------------------------------------
1172                                      4-Fluorobenzylamine
--------------------------------------------------------------------------------------------------------
1173                                         5-Fluoroindole
--------------------------------------------------------------------------------------------------------

                                               Chemical
1174                                        5-Fluorouracil^
--------------------------------------------------------------------------------------------------------
1175                                          Flurbiprofen
--------------------------------------------------------------------------------------------------------
1176                                          FMOC-Abu-OH
--------------------------------------------------------------------------------------------------------
1177                                          FMOC-Aib-OH
--------------------------------------------------------------------------------------------------------
1178                                          FMOC-Ala-OH
--------------------------------------------------------------------------------------------------------
1179                                 FMOC-Ala-Wang Resin,055mmol/g
--------------------------------------------------------------------------------------------------------
1180                                        FMOC-Asn(Trt)-OH
--------------------------------------------------------------------------------------------------------
1181                                       FMOC-Asp(OtBu)-OH
--------------------------------------------------------------------------------------------------------
1182                             FMOC-Asp(OtBu)-Wang Resin, 0.76mmol/g
--------------------------------------------------------------------------------------------------------
1183                                          FMOC-Ala-OH
--------------------------------------------------------------------------------------------------------
1184                                          FMOC-Cha-OH
--------------------------------------------------------------------------------------------------------
1185                                         FMOC-D-Ala-OH
--------------------------------------------------------------------------------------------------------
1186                                       FMOC-D-Arg(Pmc)-OH
--------------------------------------------------------------------------------------------------------
1187                                       FMOC-D-Asn(Trt)-OH
--------------------------------------------------------------------------------------------------------
1188                                      FMOC-D-Asp(OtBu)-OH
--------------------------------------------------------------------------------------------------------
1189                                         FMOC-D-Cha-OH
--------------------------------------------------------------------------------------------------------
1190                                       FMOC-D-Gln(Trt)-OH
--------------------------------------------------------------------------------------------------------
1191                                      FMOC-D-Glu(OtBu)-OH
--------------------------------------------------------------------------------------------------------
1192                                     FMOC-D-His(BOC)-OH.CHA
--------------------------------------------------------------------------------------------------------
1193                                         FMOC-D-Leu-OH
--------------------------------------------------------------------------------------------------------
1194                               FMOC-D-Leu-Wang Resin, 0.60mmol/g
--------------------------------------------------------------------------------------------------------
1195                                       FMOC-D-Lys(Boc)-OH
--------------------------------------------------------------------------------------------------------
1196                                         FMOC-D-Nle-OH
--------------------------------------------------------------------------------------------------------
1197                                         FMOC-D-Nva-OH
--------------------------------------------------------------------------------------------------------
1198                                         FMOC-D-Phe-OH
--------------------------------------------------------------------------------------------------------
1199                                         FMOC-D-Phg-OH
--------------------------------------------------------------------------------------------------------
1200                                         FMOC-D-Pro-OH
--------------------------------------------------------------------------------------------------------
1201                                       FMOC-D-Ser(tBu)-OH
--------------------------------------------------------------------------------------------------------
1202                                         FMOC-D-Thi-OH
--------------------------------------------------------------------------------------------------------
1203                                         FMOC-D-Tic-OH
--------------------------------------------------------------------------------------------------------
1204                                       FMOC-D-Trp(Boc)-OH
--------------------------------------------------------------------------------------------------------
1205                                       FMOC-D-Tyr(tBu)-OH
--------------------------------------------------------------------------------------------------------
1206                                         FMOC-D-Val-OH
--------------------------------------------------------------------------------------------------------
1207                                        FMOC-Gln(Trt)-OH
--------------------------------------------------------------------------------------------------------
1208                                       FMOC-Glu(OtBu)-Oh
--------------------------------------------------------------------------------------------------------
1209                             FMOC-Glu(OtBu)-Wang Resin, 0.77mmol/g
--------------------------------------------------------------------------------------------------------
1210                                          FMOC-Gly-OH
--------------------------------------------------------------------------------------------------------
1211                                FMOC-Gly-Wang Resin, 0.80mmol/g
--------------------------------------------------------------------------------------------------------
1212                                        FMOC-His(Mtt)-OH
--------------------------------------------------------------------------------------------------------
1213                                        FMOC-Hse(Trt)-OH
--------------------------------------------------------------------------------------------------------
1214                                          FMOC-Ile-OH
--------------------------------------------------------------------------------------------------------
1215                                FMOC-Ile-Wang Resin, 0.48mmol/g
--------------------------------------------------------------------------------------------------------
1216                                  FMOC-L-3-(2-naphthyl)alanine
--------------------------------------------------------------------------------------------------------
1217                                  FMOC-L-3-(3-pyridyl)alanine
--------------------------------------------------------------------------------------------------------
1218                                 FMOC-L-3-(4-thiazolyl)alanine
--------------------------------------------------------------------------------------------------------
1219                                  FMOC-L-4,4'-biphenylalanine
--------------------------------------------------------------------------------------------------------
1220                                    FMOC-L-a-t-butylglycine
--------------------------------------------------------------------------------------------------------
1221                                          FMOC-Leu-Oh
--------------------------------------------------------------------------------------------------------
1222                                FMOC-Leu-Wang Resin, 0.50mmol/g
--------------------------------------------------------------------------------------------------------
1223                                        FMOC-Lys(Boc)-OH
--------------------------------------------------------------------------------------------------------
1224                                FMOC-Met-Wang Resin, 0.47mmol/g
--------------------------------------------------------------------------------------------------------
1225                                          FMOC-Nle-OH
--------------------------------------------------------------------------------------------------------
1226                                FMOC-Nle-Wang Resin, 0.58mmol/g
--------------------------------------------------------------------------------------------------------
1227                                          FMOC-Nva-OH
--------------------------------------------------------------------------------------------------------
1228                                          FMOC-Phe-OH
--------------------------------------------------------------------------------------------------------
1229                                FMOC-Phe-Wang Resin, 0.49mmol/g
--------------------------------------------------------------------------------------------------------
1230                                          FMOC-Phg-OH
--------------------------------------------------------------------------------------------------------
1231                                          FMOC-Pro-OH
--------------------------------------------------------------------------------------------------------
1232                                FMOC-Pro-Wang Resin, 0.75mmol/g
--------------------------------------------------------------------------------------------------------
1233                                FMOC-Rink Handle-Gly-HMD-MA/DMA
--------------------------------------------------------------------------------------------------------
1234                                      FMOC-Ser(tBu)-ODhbt
--------------------------------------------------------------------------------------------------------
1235                                        FMOC-Ser(tBu)-OH
--------------------------------------------------------------------------------------------------------
1236                                FMOC-Ser(tBu)-Resin, 0.50mmol/g
--------------------------------------------------------------------------------------------------------
1237                                          FMOC-Thi-OH
--------------------------------------------------------------------------------------------------------
1238                                        FMOC-Thr(tBu)-OH
--------------------------------------------------------------------------------------------------------
1239                                          FMOC-Tic-OH
--------------------------------------------------------------------------------------------------------

                                               Chemical
1240                                        FMOC-Trp(Boc)-OH
--------------------------------------------------------------------------------------------------------
1241                                FMOC-Trp-Wang Resin, 0.52mmol/g
--------------------------------------------------------------------------------------------------------
1242                                        FMOC-Tyr(tBu)-OH
--------------------------------------------------------------------------------------------------------
1243                              FMOC-Tyr(tBu)-Wang Resin, 0.45mmol/g
--------------------------------------------------------------------------------------------------------
1244                                          FMOC-Val-OH
--------------------------------------------------------------------------------------------------------
1245                                FMOC-Val-Wang Resin, 0.38mmol/g
--------------------------------------------------------------------------------------------------------
1246                                        Foaming Cleaner
--------------------------------------------------------------------------------------------------------
1247                                        Formaldefresh*^
--------------------------------------------------------------------------------------------------------
1248                                   Formaldehyde(37% soln.)*^
--------------------------------------------------------------------------------------------------------
1249                                    S/P Formalin buffered *
--------------------------------------------------------------------------------------------------------
1250                                           Formamide
--------------------------------------------------------------------------------------------------------
1251                                        Formamide soln.
--------------------------------------------------------------------------------------------------------
1252                                      Formamidine acetate
--------------------------------------------------------------------------------------------------------
1253                                            FORMAzol
--------------------------------------------------------------------------------------------------------
1254                                          Formic acid
--------------------------------------------------------------------------------------------------------
1255                                    Formic acid sodium salt
--------------------------------------------------------------------------------------------------------
1256                                       Formic acid soln.
--------------------------------------------------------------------------------------------------------
1257                                     Formyl benzoxadiazole
--------------------------------------------------------------------------------------------------------
1258                                1-Formyl-2,6-dimethylpiperidine
--------------------------------------------------------------------------------------------------------
1259                                      N-Formyl-Met-Leu-Phe
--------------------------------------------------------------------------------------------------------
1260                                       4-Formylmorpholine
--------------------------------------------------------------------------------------------------------
1261                                       1-Formylpiperidine
--------------------------------------------------------------------------------------------------------
1262                                           Forskolin
--------------------------------------------------------------------------------------------------------
1263                                  Freund's Adjuvant (complete)
--------------------------------------------------------------------------------------------------------
1264                                         D(-)-Fructose
--------------------------------------------------------------------------------------------------------
1265                                           L-Fucitol
--------------------------------------------------------------------------------------------------------
1266                                          L(-)-Fucose
--------------------------------------------------------------------------------------------------------
1267                                             Furan^
--------------------------------------------------------------------------------------------------------
1268                                        3-Furanmethanol
--------------------------------------------------------------------------------------------------------
1269                                         Furfurylamine
--------------------------------------------------------------------------------------------------------
1270                                           Furosemide
--------------------------------------------------------------------------------------------------------
1271                                       Furylacrylic acid
--------------------------------------------------------------------------------------------------------
1272                                      Galactocerebrosides
--------------------------------------------------------------------------------------------------------
1273                                      D(+)- Galactosamine
--------------------------------------------------------------------------------------------------------
1274                                   D(+)- Galactose anhydrous
--------------------------------------------------------------------------------------------------------
1275                                    Gallic acid ethyl ester
--------------------------------------------------------------------------------------------------------
1276                                     Gel Dry drying soln.
--------------------------------------------------------------------------------------------------------
1277                                    Gel Dry drying soln. 1x
--------------------------------------------------------------------------------------------------------
1278                                            Gelatin
--------------------------------------------------------------------------------------------------------
1279                                      Genclean II New Wash
--------------------------------------------------------------------------------------------------------
1280                                           Geneticin
--------------------------------------------------------------------------------------------------------
1281                                    Geneticin disulfate salt
--------------------------------------------------------------------------------------------------------
1282                                     Genetron 22 (Freon 22)
--------------------------------------------------------------------------------------------------------
1283                                           Genistein
--------------------------------------------------------------------------------------------------------
1284                                    Gentamicin Reagent soln.
--------------------------------------------------------------------------------------------------------
1285                                       Gentamicin sulfate
--------------------------------------------------------------------------------------------------------
1286                                Gentamicin sulfate Injection USP
--------------------------------------------------------------------------------------------------------
1287                                    Gentamicin sulfate soln.
--------------------------------------------------------------------------------------------------------
1288                                     GGTP Calibration soln.
--------------------------------------------------------------------------------------------------------
1289                                         GGTP Substrate
--------------------------------------------------------------------------------------------------------
1290                                  Glass Beads 425-600 Microns
--------------------------------------------------------------------------------------------------------
1291                                       Glass Beads solid
--------------------------------------------------------------------------------------------------------
1292                                  D-Glucosamine 2,3-disulfate
--------------------------------------------------------------------------------------------------------
1293                                    D-Glucosamine 6-Sulfate
--------------------------------------------------------------------------------------------------------
1294                                  D-Glucosamine hydrochloride
--------------------------------------------------------------------------------------------------------
1295                                        alpha-D Glucose
--------------------------------------------------------------------------------------------------------
1296                                           D-Glucose
--------------------------------------------------------------------------------------------------------
1297                                       Glucose, 20% soln.
--------------------------------------------------------------------------------------------------------
1298                         D-Glucose 6-Phosphate diposassium salt hydrate
--------------------------------------------------------------------------------------------------------
1299                          D-Glucose 6-Phosphate disodium salt hydrate
--------------------------------------------------------------------------------------------------------
1300                               D-Glucose 6-Sulfate potassium salt
--------------------------------------------------------------------------------------------------------
1301                                        Glucose (HK) 50
--------------------------------------------------------------------------------------------------------
1302                               alpha-D-(+)- glucose pentaacetate
--------------------------------------------------------------------------------------------------------
1303                            Glucose/Urea Nitrogen Combined Standard
--------------------------------------------------------------------------------------------------------
1304                                       beta-Glucuronidase
--------------------------------------------------------------------------------------------------------
1305                                        L- Glutamic acid
--------------------------------------------------------------------------------------------------------

                                               Chemical
1306                      L- Glutamic acid gamma-(4-Methoxy-beta-Napthylamide)
--------------------------------------------------------------------------------------------------------
1307                                          L- Glutamine
--------------------------------------------------------------------------------------------------------
1308                                    L- Glutamine 200mM 100x
--------------------------------------------------------------------------------------------------------
1309                     L- Glutamine-Penecillin-Streptomycin soln. Stabilized
--------------------------------------------------------------------------------------------------------
1310                                L-gamma Glutamyl-p-nitroanilide
--------------------------------------------------------------------------------------------------------
1311                                  Glutaraldehyde 25% aq soln.
--------------------------------------------------------------------------------------------------------
1312                                    Glutaraldehyde 25% soln.
--------------------------------------------------------------------------------------------------------
1313                                       Glutaric anhydride
--------------------------------------------------------------------------------------------------------
1314                                      Glutaryl dichloride
--------------------------------------------------------------------------------------------------------
1315                                  Glutathione Sepharose 4 beta
--------------------------------------------------------------------------------------------------------
1316                                            Glycerol
--------------------------------------------------------------------------------------------------------
1317                                     Glycerol dehydrogenase
--------------------------------------------------------------------------------------------------------
1318                                         Glycerol soln.
--------------------------------------------------------------------------------------------------------
1319                                       Glycerol Standard
--------------------------------------------------------------------------------------------------------
1320                                     beta-Glycerophosphate
--------------------------------------------------------------------------------------------------------
1321                                            Glycidol
--------------------------------------------------------------------------------------------------------
1322                                       (R)-(+)- Glycidol
--------------------------------------------------------------------------------------------------------
1323                                 Glycidyl 4-methoxyphenyl ether
--------------------------------------------------------------------------------------------------------
1324                                  (+)-Glycidyl isopropyl ether
--------------------------------------------------------------------------------------------------------
1325                                        Glycinamide HC1
--------------------------------------------------------------------------------------------------------
1326                                            Glycine
--------------------------------------------------------------------------------------------------------
1327                               Glycine methyl ester hydrochloride
--------------------------------------------------------------------------------------------------------
1328                                    Glycinet-butyl ester HC1
--------------------------------------------------------------------------------------------------------
1329                                 Glycocholic acid, sodium salt
--------------------------------------------------------------------------------------------------------
1330                                     Glycodeoxycholic acid
--------------------------------------------------------------------------------------------------------
1331                                            Glycogen
--------------------------------------------------------------------------------------------------------
1332                                    Glycogen (bovine liver)
--------------------------------------------------------------------------------------------------------
1333                                         Glycolic acid
--------------------------------------------------------------------------------------------------------
1334                                      Glycolithocolic acid
--------------------------------------------------------------------------------------------------------
1335                                   Glycoprotein alpha 1-Acid
--------------------------------------------------------------------------------------------------------
1336                                Glycoprotein alpha 1-Acid human
--------------------------------------------------------------------------------------------------------
1337                                         Glycylglycine
--------------------------------------------------------------------------------------------------------
1338                                         Glyoxylic acid
--------------------------------------------------------------------------------------------------------
1339                                       Goat Serum G-9023
--------------------------------------------------------------------------------------------------------
1340                                     Grace's Insect Medium
--------------------------------------------------------------------------------------------------------
1341                                    Guanidine hydrochloride
--------------------------------------------------------------------------------------------------------
1342                                   Guanidine hydrochloride 7M
--------------------------------------------------------------------------------------------------------
1343                                        Guanidine soln.
--------------------------------------------------------------------------------------------------------
1344                                     Guanidine thiocyanate
--------------------------------------------------------------------------------------------------------
1345                                  5'-Guanylylimidodiphosphate
--------------------------------------------------------------------------------------------------------
1346                                     Guiacol glycidyl ether
--------------------------------------------------------------------------------------------------------
1347                                         Halothane, USP
--------------------------------------------------------------------------------------------------------
1348                                  Ham's F-12/DME High Glucose
--------------------------------------------------------------------------------------------------------
1349                                      Hank's Balanced Salt
--------------------------------------------------------------------------------------------------------
1350                                   Hank's Balanced Salt soln.
--------------------------------------------------------------------------------------------------------
1351                                 Hank's Balanced Salts Modified
--------------------------------------------------------------------------------------------------------
1352                                   HDL Cholesterol Calibrator
--------------------------------------------------------------------------------------------------------
1353                                       Helium compressed
--------------------------------------------------------------------------------------------------------
1354                                   Hematest, reagent Tablets
--------------------------------------------------------------------------------------------------------
1355                                   Hematoxlin soln. - Mayer's
--------------------------------------------------------------------------------------------------------
1356                                Hematoxylin 1 in Ethylene glycol
--------------------------------------------------------------------------------------------------------
1357                                   Hematoxylin soln. - Gill's
--------------------------------------------------------------------------------------------------------
1358                                         Hemicellulase
--------------------------------------------------------------------------------------------------------
1359                                             Hemin
--------------------------------------------------------------------------------------------------------
1360                                           Hemoglobin
--------------------------------------------------------------------------------------------------------
1361                                            Heparin
--------------------------------------------------------------------------------------------------------
1362                                  Heparin sodium injection USP
--------------------------------------------------------------------------------------------------------
1363                                      Heparin sodium salt
--------------------------------------------------------------------------------------------------------
1364                                    Heparin sodium salt (mg)
--------------------------------------------------------------------------------------------------------
1365                                             HEPES
--------------------------------------------------------------------------------------------------------
1366                                    Hepes Buffer 1M soln.
--------------------------------------------------------------------------------------------------------
1367                                       Heptadecanoic acid
--------------------------------------------------------------------------------------------------------
1368                                          Heptaldehyde
--------------------------------------------------------------------------------------------------------
1369                                            Heptane
--------------------------------------------------------------------------------------------------------
1370                                     trans-2-Heptenal, 97%
--------------------------------------------------------------------------------------------------------
1371                                          Heptylamine
--------------------------------------------------------------------------------------------------------
1372                                       Heptylamine soln.
--------------------------------------------------------------------------------------------------------
1373                            n-Heptylmagnesium bromide, 2-3M in ether
--------------------------------------------------------------------------------------------------------
1374                                       4-Heptyloxyphenol
--------------------------------------------------------------------------------------------------------

                                               Chemical
1375                                 Hexaaminecobalt(III) chloride
--------------------------------------------------------------------------------------------------------
1376                                         2-Hexadecanone
--------------------------------------------------------------------------------------------------------
1377                                       cis-11-Hexadecenal
--------------------------------------------------------------------------------------------------------
1378                                       cis-9-Hexadecenal
--------------------------------------------------------------------------------------------------------
1379                              1-O-Hexadecyl-2-O-acetyl-sn-glycerol
--------------------------------------------------------------------------------------------------------
1380                                   1-O-Hexadecyl-sn-glycerol
--------------------------------------------------------------------------------------------------------
1381                                       4-Hexadecylaniline
--------------------------------------------------------------------------------------------------------
1382                               Hexadecyltrimethylammonium bromide
--------------------------------------------------------------------------------------------------------
1383                                      2,4-Hexadienal, 95%
--------------------------------------------------------------------------------------------------------
1384                                     Hexadimethrine bromide
--------------------------------------------------------------------------------------------------------
1385                               1,1,1,3,3,3- Hexafluoro-2-propanol
--------------------------------------------------------------------------------------------------------
1386                            Hexafluorophosphoric acid, 60% wt in H2O
--------------------------------------------------------------------------------------------------------
1387                                      Hexamethylenediamine
--------------------------------------------------------------------------------------------------------
1388                                     Hexamethylenetetramine
--------------------------------------------------------------------------------------------------------
1389                                    Hexamethylphosphoramide
--------------------------------------------------------------------------------------------------------
1390                                            Hexanal
--------------------------------------------------------------------------------------------------------
1391                                       Hexane, HPLC grade
--------------------------------------------------------------------------------------------------------
1392                                            Hexanes
--------------------------------------------------------------------------------------------------------
1393                                           1-Hexanol
--------------------------------------------------------------------------------------------------------
1394                                        cis-3-Hexen-1-ol
--------------------------------------------------------------------------------------------------------
1395                                      trans-2-Hexenal 99%
--------------------------------------------------------------------------------------------------------
1396                                        Hexylisocyanate
--------------------------------------------------------------------------------------------------------
1397                                         Hexyl sulfide
--------------------------------------------------------------------------------------------------------
1398                                           Hexylamine
--------------------------------------------------------------------------------------------------------
1399                             Hexyldecyltributylphosphonium bromide
--------------------------------------------------------------------------------------------------------
1400                            Hexylmagnexium bromide 2M soln. in Et2O
--------------------------------------------------------------------------------------------------------
1401                                       4-Hexylresorcinol
--------------------------------------------------------------------------------------------------------
1402       High Molecular Weight Standard Mixture for SDS Polyacrylamide Gel Electrophoresis
--------------------------------------------------------------------------------------------------------
1403                                       High Vacuum Grease
--------------------------------------------------------------------------------------------------------
1404                                          Hippuryl-Phe
--------------------------------------------------------------------------------------------------------
1405                                          Z-His(Z)-OH
--------------------------------------------------------------------------------------------------------
1406                                           Histamine
--------------------------------------------------------------------------------------------------------
1407                                   Histamine dihydrochloride
--------------------------------------------------------------------------------------------------------
1408                                          1- Histidine
--------------------------------------------------------------------------------------------------------
1409                                 L- Histidinol dihydrochloride
--------------------------------------------------------------------------------------------------------
1410                                  HMPB-MBHA resin, 0.50mmol/g
--------------------------------------------------------------------------------------------------------
1411                                         Hoechst 33258
--------------------------------------------------------------------------------------------------------
1412                                  L-Homoarginine hydrochloride
--------------------------------------------------------------------------------------------------------
1413                                      L-Homoserine lactone
--------------------------------------------------------------------------------------------------------
1414                                   Horse Serum Heat Activated
--------------------------------------------------------------------------------------------------------
1415                                     Horseradish peroxidase
--------------------------------------------------------------------------------------------------------
1416                                          Human G3PDH
--------------------------------------------------------------------------------------------------------
1417                                     Hydrazine monohydrate
--------------------------------------------------------------------------------------------------------
1418                                        Hydrazine soln.^
--------------------------------------------------------------------------------------------------------
1419                                     Hydrindantin dihydrate
--------------------------------------------------------------------------------------------------------
1420                                        Hydrobromic acid
--------------------------------------------------------------------------------------------------------
1421                                       Hydrochloric acid
--------------------------------------------------------------------------------------------------------
1422                                  Hydrochloric acid soln. 0.1N
--------------------------------------------------------------------------------------------------------
1423                                      Hydrocinnamaldehyde
--------------------------------------------------------------------------------------------------------
1424                                       Hydrocinnamic acid
--------------------------------------------------------------------------------------------------------
1425                                         Hydrocortisone
--------------------------------------------------------------------------------------------------------
1426                          Hydrocortisone 21-hemisuccinate, sodium salt
--------------------------------------------------------------------------------------------------------
1427                                  Hydrocortisone water soluble
--------------------------------------------------------------------------------------------------------
1428                             Hydrogen chloride anhydrous 1M in Et2O
--------------------------------------------------------------------------------------------------------
1429                                     Hydrogen chloride gas^
--------------------------------------------------------------------------------------------------------
1430                                      Hydrogen compressed
--------------------------------------------------------------------------------------------------------
1431                                       Hydrogen peroxide
--------------------------------------------------------------------------------------------------------
1432                                     Hydrogen peroxide, 30%
--------------------------------------------------------------------------------------------------------
1433                                    Hydroiodic acid, 47-51%
--------------------------------------------------------------------------------------------------------
1434                            Hydroquinine 1,4-phthalazinediyl diether
--------------------------------------------------------------------------------------------------------

                                               Chemical
1435                      Hydroquinine 2,5-diphenyl-4,6-pyrimidinediyl diether
--------------------------------------------------------------------------------------------------------
1436                                          Hydroquinone
--------------------------------------------------------------------------------------------------------
1437                            3-Hydroxy-2-(hydroxymethyl)pyridine HCl
--------------------------------------------------------------------------------------------------------
1438                               5-Hydroxy-2-indolecarboxylic acid
--------------------------------------------------------------------------------------------------------
1439                            4-Hydroxy-2-mercapto-6-methylpyrimidine
--------------------------------------------------------------------------------------------------------
1440                            4-Hydroxy-2-mercapto-6-propylpyrimidine
--------------------------------------------------------------------------------------------------------
1441                             3-Hydroxy-2-quinoxalinecarboxylic acid
--------------------------------------------------------------------------------------------------------
1442                               4-Hydroxy-3-methoxybenzylamine HCl
--------------------------------------------------------------------------------------------------------
1443                                  4-Hydroxy-4-phenylpiperidine
--------------------------------------------------------------------------------------------------------
1444                                    cis-4-Hydroxy-D-proline
--------------------------------------------------------------------------------------------------------
1445                                    cis-4-Hydroxy-L-proline
--------------------------------------------------------------------------------------------------------
1446                                   trans-4-Hydroxy-L-proline
--------------------------------------------------------------------------------------------------------
1447                                        4-Hydroxy-TEMPO
--------------------------------------------------------------------------------------------------------
1448                                     3'-Hydroxyacetophenone
--------------------------------------------------------------------------------------------------------
1449                                   3-Hydroxyanthranilic acid
--------------------------------------------------------------------------------------------------------
1450                                     p-Hydroxybenzoic acid
--------------------------------------------------------------------------------------------------------
1451                               p-Hydroxybenzoic acid methyl ester
--------------------------------------------------------------------------------------------------------
1452                                 1-Hydroxybenzotriazole hydrate
--------------------------------------------------------------------------------------------------------
1453                                     25-Hydroxycholesterol
--------------------------------------------------------------------------------------------------------
1454                                    10-Hydroxydecanoic acid
--------------------------------------------------------------------------------------------------------
1455                                     2-Hydroxydibenzofuran
--------------------------------------------------------------------------------------------------------
1456                                     3-Hydroxydiphenylamine
--------------------------------------------------------------------------------------------------------
1457                               N-(2-Hydroxyethyl)isonicotinamide
--------------------------------------------------------------------------------------------------------
1458                                 N-(2-Hydroxyethyl)phthalimide
--------------------------------------------------------------------------------------------------------
1459                                       2-Hydroxyfluorene
--------------------------------------------------------------------------------------------------------
1460                                        5-Hydroxyindole
--------------------------------------------------------------------------------------------------------
1461                                  Hydroxylamine hydrochloride
--------------------------------------------------------------------------------------------------------
1462                           (R)-(-)-(5- Hydroxymethyl)-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
1463                           (S)-(+)-(5- Hydroxymethyl)-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
1464                       4-( Hydroxmethyl)phenoxyacetamido handle for SPOC
--------------------------------------------------------------------------------------------------------
1465                       4-( Hydroxymethyl)phenoxyacetamido handle for SPOC
--------------------------------------------------------------------------------------------------------
1466                                   2-(Hydroxymethyl)pyridine
--------------------------------------------------------------------------------------------------------
1467                                2-Hydroxymethyl-1, 4-benzadixan
--------------------------------------------------------------------------------------------------------
1468                              N-(4-Hydroxyphenyl)-2-naphthylamine
--------------------------------------------------------------------------------------------------------
1469                                 2-(2-Hydroxyphenyl)benzoxazole
--------------------------------------------------------------------------------------------------------
1470                                   p-Hydroxyphenylacetic acid
--------------------------------------------------------------------------------------------------------
1471                                      4- Hydroxypiperidine
--------------------------------------------------------------------------------------------------------
1472                               3- Hydroxypiperidine hydrochloride
--------------------------------------------------------------------------------------------------------
1473                                 Hydroxpropyl methyl cellulose
--------------------------------------------------------------------------------------------------------
1474                               2- Hydroxypropyl-beta-cyclodextrin
--------------------------------------------------------------------------------------------------------
1475                              4- Hydroxypyrazolo[3,4-d]-pyrimidine
--------------------------------------------------------------------------------------------------------
1476                                       2- Hydroxypyridine
--------------------------------------------------------------------------------------------------------
1477                              8- Hydroxyquinoline hemisulfate salt
--------------------------------------------------------------------------------------------------------
1478                                     N- Hydroxysuccinimide
--------------------------------------------------------------------------------------------------------
1479                                    3- Hyroxytetrahydrofuran
--------------------------------------------------------------------------------------------------------
1480                                S-(+)-3- Hydroxytetrahydrofuran
--------------------------------------------------------------------------------------------------------
1481                                          Hydroxyurea
--------------------------------------------------------------------------------------------------------
1482                                       N- Hydroxyurethane
--------------------------------------------------------------------------------------------------------
1483                                          Hygromycin B
--------------------------------------------------------------------------------------------------------
1484                                          Hypoxanthine
--------------------------------------------------------------------------------------------------------
1485                                   Ice Machine Cleaner- Acid
--------------------------------------------------------------------------------------------------------
1486                                       Ice Substrate III
--------------------------------------------------------------------------------------------------------
1487I                                         Igepal CA-630
--------------------------------------------------------------------------------------------------------
1488                                         Igepal CO-210
--------------------------------------------------------------------------------------------------------
1489                                      IGF-1-Culture Grade
--------------------------------------------------------------------------------------------------------
1490                                           Imidazole
--------------------------------------------------------------------------------------------------------
1491                                  Imidazone, sodium derivative
--------------------------------------------------------------------------------------------------------
1492                                       Iminodiacetic acid
--------------------------------------------------------------------------------------------------------
1493                                   Immobilized Anti-mouse IgG
--------------------------------------------------------------------------------------------------------
1494                                   Incubation Buffer 2x Conc
--------------------------------------------------------------------------------------------------------
1495                                            Indanone
--------------------------------------------------------------------------------------------------------
1496                                            Indazole
--------------------------------------------------------------------------------------------------------
1497                                             Indole
--------------------------------------------------------------------------------------------------------

                                               Chemical
1498                                    Indole-2-carboxylic acid
--------------------------------------------------------------------------------------------------------
1499                                      Indole-3-acetic acid
--------------------------------------------------------------------------------------------------------
1500                                    Indole-3-carboxylic acid
--------------------------------------------------------------------------------------------------------
1501                                     Indole-3-pyruvic acid
--------------------------------------------------------------------------------------------------------
1502                                   trans-3-Indoleacrylic acid
--------------------------------------------------------------------------------------------------------
1503                                      3-Indolebutyric acid
--------------------------------------------------------------------------------------------------------
1504                                     3-Indoleglyoxylic acid
--------------------------------------------------------------------------------------------------------
1505                                     3-Indolepropionic acid
--------------------------------------------------------------------------------------------------------
1506                                            Indoline
--------------------------------------------------------------------------------------------------------
1507                                          Indomethacin
--------------------------------------------------------------------------------------------------------
1508                         Industrial Stripping Paint, Kyrlon Upside Down
--------------------------------------------------------------------------------------------------------
1509                                      Insulin bovine soln.
--------------------------------------------------------------------------------------------------------
1510                                  Insulin from bovine pancreas
--------------------------------------------------------------------------------------------------------
1511                      Insulin-Transferrin-Sodium Selenite Media Supplement
--------------------------------------------------------------------------------------------------------
1512                                       gamma- Interferon
--------------------------------------------------------------------------------------------------------
1513                             Rh IL-2 Interleukin 2 (E-Coli derived)
--------------------------------------------------------------------------------------------------------
1514                                         Intralipid 20%
--------------------------------------------------------------------------------------------------------
1515                                             Iodine
--------------------------------------------------------------------------------------------------------
1516                                     Iodine 0.1N Std. soln.
--------------------------------------------------------------------------------------------------------
1517                                     1-Iodo-2-methylpropane
--------------------------------------------------------------------------------------------------------
1518                                     1-Iodo-4-nitrobenzene
--------------------------------------------------------------------------------------------------------
1519                                         Iodoacetamide
--------------------------------------------------------------------------------------------------------
1520                                  Iodoacetic acid, sodium salt
--------------------------------------------------------------------------------------------------------
1521                                         3-Iodoaniline
--------------------------------------------------------------------------------------------------------
1522                                         4-Iodoaniline
--------------------------------------------------------------------------------------------------------
1523                                     Iodobenzene diacetate
--------------------------------------------------------------------------------------------------------
1524                                3-Iodobenzylamine hydrochloride
--------------------------------------------------------------------------------------------------------
1525                                 2-Iodoethanol stabilized w/Cu
--------------------------------------------------------------------------------------------------------
1526                             2-Iodoethanol stablished w/Cu (soln.)
--------------------------------------------------------------------------------------------------------
1527                                          1-Iodohexane
--------------------------------------------------------------------------------------------------------
1528                                          Iodomethane
--------------------------------------------------------------------------------------------------------
1529                                         2-Iodopropane
--------------------------------------------------------------------------------------------------------
1530                                       N-Iodosuccinimide
--------------------------------------------------------------------------------------------------------
1531                          Ion Exchanger Replacement Catridge, Model II
--------------------------------------------------------------------------------------------------------
1532                                     Ionomycin calcium salt
--------------------------------------------------------------------------------------------------------
1533                                              Iron
--------------------------------------------------------------------------------------------------------
1534                            Iron Hematoxylin soln. Part A, Weigert's
--------------------------------------------------------------------------------------------------------
1535                            Iron Hematoxylin soln. Part B, Weigert's
--------------------------------------------------------------------------------------------------------
1536                                       Iron(III) chloride
--------------------------------------------------------------------------------------------------------
1537                                             Isatin
--------------------------------------------------------------------------------------------------------
1538                                        Isoamyl alcohol
--------------------------------------------------------------------------------------------------------
1539                                          Isoamylamine
--------------------------------------------------------------------------------------------------------
1540                                        Isobutyl alcohol
--------------------------------------------------------------------------------------------------------
1541                                  3-Isobutyl-1-methylxanthine
--------------------------------------------------------------------------------------------------------
1542                                         Isobutylamine
--------------------------------------------------------------------------------------------------------
1543                                        Isobutyraldehyde
--------------------------------------------------------------------------------------------------------
1544                                        Isobutyraldehyde
--------------------------------------------------------------------------------------------------------
1545                                         Isoflurane USP
--------------------------------------------------------------------------------------------------------
1546                                         L- Isoleucine
--------------------------------------------------------------------------------------------------------
1547                                        Isonipecotamide
--------------------------------------------------------------------------------------------------------
1548                                       Isonipecotic acid
--------------------------------------------------------------------------------------------------------
1549                                       Isopropyl alcohol
--------------------------------------------------------------------------------------------------------
1550                                     Isopropyl alcohol (gm)
--------------------------------------------------------------------------------------------------------
1551                                        Isopropyl ether
--------------------------------------------------------------------------------------------------------
1552                                       Isopropyl sulfide
--------------------------------------------------------------------------------------------------------
1553                             Isopropyl-beta-D-thiogalatopyranoside
--------------------------------------------------------------------------------------------------------
1554                                   4-Isopropylbenzyl alcohol
--------------------------------------------------------------------------------------------------------
1555                                       (-)- Isoproterenol
--------------------------------------------------------------------------------------------------------
1556                               (+)-Isoproterenol hemisulfate salt
--------------------------------------------------------------------------------------------------------
1557                                          Isoquinoline
--------------------------------------------------------------------------------------------------------
1558                             3-Isoquinolinecarboxylic acid hydrate
--------------------------------------------------------------------------------------------------------
1559                                  5-Isoquinolinesulfonic acid
--------------------------------------------------------------------------------------------------------
1560                                 1-Isoquinolinyl phenyl ketone
--------------------------------------------------------------------------------------------------------
1561                                         DL- Isoserine
--------------------------------------------------------------------------------------------------------
1562                                     ITS Culture Supplement
--------------------------------------------------------------------------------------------------------
1563                                   (1R,2R)- Jacobsen Catalyst
--------------------------------------------------------------------------------------------------------

                                               Chemical
1564                                   (1S,2S)- Jacobsen Catalyst
--------------------------------------------------------------------------------------------------------
1565                                       cis- Jasmone, 95%
--------------------------------------------------------------------------------------------------------
1566                                       Kanamycin sulfate
--------------------------------------------------------------------------------------------------------
1567                                 Keratinocyte Cell Basal Medium
--------------------------------------------------------------------------------------------------------
1568                              Ketamine hydrochloride injection USP
--------------------------------------------------------------------------------------------------------
1569                                          Ketoconazole
--------------------------------------------------------------------------------------------------------
1570                                           Ketoprofen
--------------------------------------------------------------------------------------------------------
1571                             8- Ketotricyclo[5-2-102,6]-decane,95%
--------------------------------------------------------------------------------------------------------
1572                                          KILIT Ampule
--------------------------------------------------------------------------------------------------------
1573                                           Kojic Acid
--------------------------------------------------------------------------------------------------------
1574                     Kool Lube (Clipper Decoolant Lubricant Cleaner), Oster
--------------------------------------------------------------------------------------------------------
1575                                Krebs-Henseleit Buffer Modified
--------------------------------------------------------------------------------------------------------
1576                                     Laboratory Rodent Diet
--------------------------------------------------------------------------------------------------------
1577                                       alpha-Lactalbumin
--------------------------------------------------------------------------------------------------------
1578                                   TC Lactalbumin Hydrolysate
--------------------------------------------------------------------------------------------------------
1579                                     Laemmli Sample Buffer
--------------------------------------------------------------------------------------------------------
1580                                          Lancer acid
--------------------------------------------------------------------------------------------------------
1581                                          Lancer Clean
--------------------------------------------------------------------------------------------------------
1582                                           Lanosterol
--------------------------------------------------------------------------------------------------------
1583                                Lanthanum chloride heptahydrate
--------------------------------------------------------------------------------------------------------
1584                                          Lauric acid
--------------------------------------------------------------------------------------------------------
1585                               N- Lauroyl sarcosine, sodium salt
--------------------------------------------------------------------------------------------------------
1586                                         Lauryl alcohol
--------------------------------------------------------------------------------------------------------
1587                                         Lauryl sulfate
--------------------------------------------------------------------------------------------------------
1588                                       Lawesson's reagent
--------------------------------------------------------------------------------------------------------
1589                                         LB Broth Base
--------------------------------------------------------------------------------------------------------
1590                                           LB Medium
--------------------------------------------------------------------------------------------------------
1591                                      LDH Positive Control
--------------------------------------------------------------------------------------------------------
1592                                          Lead nitrate
--------------------------------------------------------------------------------------------------------
1593                                 Lectin from Abrus Precatorius
--------------------------------------------------------------------------------------------------------
1594                                      Lectin from Glycine
--------------------------------------------------------------------------------------------------------
1595                              Lectin from Phaseolus Vulgaris PHA-P
--------------------------------------------------------------------------------------------------------
1596                                Lectin from Phytolacca Americana
--------------------------------------------------------------------------------------------------------
1597                              Lectin from Tetragonolobus Purpureas
--------------------------------------------------------------------------------------------------------
1598                                  Leu Trypl-His Do Supplement
--------------------------------------------------------------------------------------------------------
1599                                    Leu-1-Tyrp Do Supplement
--------------------------------------------------------------------------------------------------------
1600                                        H-D-Leu-OMe HCl
--------------------------------------------------------------------------------------------------------
1601                                 DL- Leucinamide hydrochloride
--------------------------------------------------------------------------------------------------------
1602                                           L- Leucine
--------------------------------------------------------------------------------------------------------
1603                             L- Leucine methyl ester hydrochloride
--------------------------------------------------------------------------------------------------------
1604                            L- Leucine p-Nitroanilide hydrochloride
--------------------------------------------------------------------------------------------------------
1605                                   L- Leucine-4-nitroanilide
--------------------------------------------------------------------------------------------------------
1606                                        (R)-(-)-Leucinol
--------------------------------------------------------------------------------------------------------
1607                                        (S)-(+)-Leucinol
--------------------------------------------------------------------------------------------------------
1608                                        (S)-(+)-Leucinol
--------------------------------------------------------------------------------------------------------
1609                                  L- Leucyl-L-alanine hydrate
--------------------------------------------------------------------------------------------------------
1610                                   Leuko Stat Fixative soln.
--------------------------------------------------------------------------------------------------------
1611                                      Leuko Stat soln.I*^
--------------------------------------------------------------------------------------------------------
1612                                       Leuko Stat soln.II
--------------------------------------------------------------------------------------------------------
1613                                         Leukotriene B4
--------------------------------------------------------------------------------------------------------
1614                                           Leupeptin
--------------------------------------------------------------------------------------------------------
1615                                    Levamisole hydrochloride
--------------------------------------------------------------------------------------------------------
1616                                    Lidocaine 2% Injectable
--------------------------------------------------------------------------------------------------------
1617                           Lidocaine hydrochloride oral topical soln.
--------------------------------------------------------------------------------------------------------
1618                               Lidocaine hydrochloride USP grade
--------------------------------------------------------------------------------------------------------
1619                                    Light Green SF Yellowish
--------------------------------------------------------------------------------------------------------
1620                                         Linoleic acid
--------------------------------------------------------------------------------------------------------
1621                                     gamma- Linolenic acid
--------------------------------------------------------------------------------------------------------
1622                                  Lipase from porcine pancreas
--------------------------------------------------------------------------------------------------------
1623                             Lipase,type II, from porcine pancreas
--------------------------------------------------------------------------------------------------------
1624                                        Lipid Control-N
--------------------------------------------------------------------------------------------------------
1625                                     Lipid Control-N soln.
--------------------------------------------------------------------------------------------------------
1626                                     Lipofect Amine Reagent
--------------------------------------------------------------------------------------------------------
1627                                       Lipofectin reagent
--------------------------------------------------------------------------------------------------------
1628                                       Lipopolysaccharide
--------------------------------------------------------------------------------------------------------
1629                                       Lipoprotein Lipase
--------------------------------------------------------------------------------------------------------
1630                                           Lipoxidase
--------------------------------------------------------------------------------------------------------
1631                                            Liquinox
--------------------------------------------------------------------------------------------------------
1632                                 Lithium 2-thienylcyanocuprate
--------------------------------------------------------------------------------------------------------

                                               Chemical
1633                                   Lithium acetate dihydrate
--------------------------------------------------------------------------------------------------------
1634                            Lithium aluminum hydride 1M soln. in THF
--------------------------------------------------------------------------------------------------------
1635                                 Lithium aluminum hydride solid
--------------------------------------------------------------------------------------------------------
1636                        Lithium bi(trimethylsilyl)amide 1M soln. in THF
--------------------------------------------------------------------------------------------------------
1637                              Lithium borohydride 2M soln. in THF
--------------------------------------------------------------------------------------------------------
1638                                       Lithium carbonate
--------------------------------------------------------------------------------------------------------
1639                                        Lithium chloride
--------------------------------------------------------------------------------------------------------
1640                               Lithium cyanide 0.5M soln. in DMF
--------------------------------------------------------------------------------------------------------
1641                                     Lithium dimethylamide
--------------------------------------------------------------------------------------------------------
1642                                 Lithium hydroxide monohydrate
--------------------------------------------------------------------------------------------------------
1643                                   Lithium trimethylsilanoate
--------------------------------------------------------------------------------------------------------
1644                                     Long Ranger Gel soln.
--------------------------------------------------------------------------------------------------------
1645                                Long Ranger Gel soln. premix 6%
--------------------------------------------------------------------------------------------------------
1646                                           Lovastatin
--------------------------------------------------------------------------------------------------------
1647                                   Luciferase Assay Substrate
--------------------------------------------------------------------------------------------------------
1648                                            Lumazine
--------------------------------------------------------------------------------------------------------
1649                                           L- Lysine
--------------------------------------------------------------------------------------------------------
1650                         N a-p-Tosly-L- Lysine chloromethyl ketone, HCl
--------------------------------------------------------------------------------------------------------
1651                                   Poly-L-Lysine hydrobromide
--------------------------------------------------------------------------------------------------------
1652                                  DL- Lysine monohydrochloride
--------------------------------------------------------------------------------------------------------
1653                                      Poly-L Lysine soln.
--------------------------------------------------------------------------------------------------------
1654                                       Lyso platlet (C18)
--------------------------------------------------------------------------------------------------------
1655                                     L- alpha Lysolecithin
--------------------------------------------------------------------------------------------------------
1656                    L- alpha- Lysophosphatidic acid, oleoyl (C18:1,[cis]-9)
--------------------------------------------------------------------------------------------------------
1657                      L- alpha Lysophosphatidyl choline palmitoyl (C16:0)
--------------------------------------------------------------------------------------------------------
1658                                            Lysozyme
--------------------------------------------------------------------------------------------------------
1659                                            Lysozyme
--------------------------------------------------------------------------------------------------------
1660                                 Magnesium acetate tetrahydrate
--------------------------------------------------------------------------------------------------------
1661                           Magnesium carbonate hydroxide pentahydrate
--------------------------------------------------------------------------------------------------------
1662                                       Magnesium chloride
--------------------------------------------------------------------------------------------------------
1663                                 Magnesium chloride hexahydrate
--------------------------------------------------------------------------------------------------------
1664                           Magnesium monoperoxyphthalate hexahydrate
--------------------------------------------------------------------------------------------------------
1665                                       Magnesium sulfate
--------------------------------------------------------------------------------------------------------
1666                                       Magnesium sulfate
--------------------------------------------------------------------------------------------------------
1667                                 Magnesium sulfate heptahydrate
--------------------------------------------------------------------------------------------------------
1668                                       Magnesium tumings
--------------------------------------------------------------------------------------------------------
1669                                          Maleic acid
--------------------------------------------------------------------------------------------------------
1670                                        Maleic anhydride
--------------------------------------------------------------------------------------------------------
1671                               Malonaldehyde bis(dimethyl acetal)
--------------------------------------------------------------------------------------------------------
1672                                       Malonyl dichloride
--------------------------------------------------------------------------------------------------------
1673                                            Maltose
--------------------------------------------------------------------------------------------------------
1674                                     D- Maltose monohydrate
--------------------------------------------------------------------------------------------------------
1675                                      Maltotriose hydrate
--------------------------------------------------------------------------------------------------------
1676                                    Manganese chloride soln.
--------------------------------------------------------------------------------------------------------
1677                                 Manganese chloride tetahydrate
--------------------------------------------------------------------------------------------------------
1678                                      Manganese(IV) oxide
--------------------------------------------------------------------------------------------------------
1679                                          D- Mannitol
--------------------------------------------------------------------------------------------------------
1680                                         D(+)- Mannose
--------------------------------------------------------------------------------------------------------
1681                                         L-(-)- Mannose
--------------------------------------------------------------------------------------------------------
1682                                  MAP Kinase Substrate Peptide
--------------------------------------------------------------------------------------------------------
1683                                            Matrigel
--------------------------------------------------------------------------------------------------------
1684                                           Medium 199
--------------------------------------------------------------------------------------------------------
1685                                         Mefenamic acid
--------------------------------------------------------------------------------------------------------
1686                                            Melittin
--------------------------------------------------------------------------------------------------------
1687                                       MEM Eagle's Medium
--------------------------------------------------------------------------------------------------------
1688                               MEM Non-Essential Amino Acid soln.
--------------------------------------------------------------------------------------------------------
1689                                       MEM Vitamins soln.
--------------------------------------------------------------------------------------------------------
1690                                      Mercaptoacetic acid
--------------------------------------------------------------------------------------------------------
1691                                       2-Mercapthoethanol
--------------------------------------------------------------------------------------------------------
1692                                    2-Mercaptoethanol soln.
--------------------------------------------------------------------------------------------------------

                                               Chemical
1693                                       Mercuric chloride^
--------------------------------------------------------------------------------------------------------
1694                                            Mercury
--------------------------------------------------------------------------------------------------------
1695                                      Mercury(I) chloride
--------------------------------------------------------------------------------------------------------
1696                                              MES
--------------------------------------------------------------------------------------------------------
1697                                    Methanesulfonyl chloride
--------------------------------------------------------------------------------------------------------
1698                                            Methanol
--------------------------------------------------------------------------------------------------------
1699                                    Methanol-d4 w/0.05% TMS
--------------------------------------------------------------------------------------------------------
1700                                          L-Methionine
--------------------------------------------------------------------------------------------------------
1701                                       S-(-)-Methioninol
--------------------------------------------------------------------------------------------------------
1702                                      5-Methoxy-1-indanone
--------------------------------------------------------------------------------------------------------
1703                               5-Methoxy-1-indanone-3-acetic acid
--------------------------------------------------------------------------------------------------------
1704                                6'-Methoxy-2'-propiononaphthone
--------------------------------------------------------------------------------------------------------
1705                (R)-(+)-alpha- Methoxy-alpha-(trifluoromethyl)phenylacetic acid
--------------------------------------------------------------------------------------------------------
1706                      (S)-6- Methoxy-alpha-methyl-2-naphthaleneacetic acid
--------------------------------------------------------------------------------------------------------
1707                                       Methoxyacetic acid
--------------------------------------------------------------------------------------------------------
1708                                     Methoxyacetylchloride
--------------------------------------------------------------------------------------------------------
1709                                   Methoxyamine hydrochloride
--------------------------------------------------------------------------------------------------------
1710                                    4-Methoxybenzyl alcohol
--------------------------------------------------------------------------------------------------------
1711                                        2-Methoxybenzyl
--------------------------------------------------------------------------------------------------------
1712                                      4-Methoxybenzylamine
--------------------------------------------------------------------------------------------------------
1713                                   4-Methoxybenzylamine soln.
--------------------------------------------------------------------------------------------------------
1714                                2-(4-Methoxybenzylamino)pyridine
--------------------------------------------------------------------------------------------------------
1715                                        2-Methoxyethanol
--------------------------------------------------------------------------------------------------------
1716                                      2-Methoxyethyl ether
--------------------------------------------------------------------------------------------------------
1717                                      2-Methoxyethylamine
--------------------------------------------------------------------------------------------------------
1718                                        5-Methoxyindole
--------------------------------------------------------------------------------------------------------
1719                                        6-Methoxyindole
--------------------------------------------------------------------------------------------------------
1720                                    4- Methoxyphenethylamine
--------------------------------------------------------------------------------------------------------
1721                                 4-(4- Methoxyphenyl)-1-butanol
--------------------------------------------------------------------------------------------------------
1722                            (R)-(-)-alpha- Methoxyphenylacetic acid
--------------------------------------------------------------------------------------------------------
1723                            (S)-(+)-alpha- Methoxyphenylacetic acid
--------------------------------------------------------------------------------------------------------
1724                                  3- Methoxyphenylvoronic acid
--------------------------------------------------------------------------------------------------------
1725                                  4- Methoxyphenylvoronic acid
--------------------------------------------------------------------------------------------------------
1726                                     3- Methoxypropylamine
--------------------------------------------------------------------------------------------------------
1727                   N- Methoxysuccinyl-Ala-Ala-Pro-Val-7-Amido-4-Methylcumarin
--------------------------------------------------------------------------------------------------------
1728                                      5- Methoxytryptamine
--------------------------------------------------------------------------------------------------------
1729                                 Methyl 3,3-dimethoxypropionate
--------------------------------------------------------------------------------------------------------
1730                                 Methyl 4-)bromomethyl)benzoate
--------------------------------------------------------------------------------------------------------
1731                                Methyl 4-(hydroxymethyl)benzoate
--------------------------------------------------------------------------------------------------------
1732                 Methyl-(5[2-thienylcarbonyl]-1H-benzimid azol-2-yl) carbamate
--------------------------------------------------------------------------------------------------------
1733                                        Methyl acrylate
--------------------------------------------------------------------------------------------------------
1734                                      Methyl bromoacetate
--------------------------------------------------------------------------------------------------------
1735                                        Methyl butyrate
--------------------------------------------------------------------------------------------------------
1736                                        Methyl cellulose
--------------------------------------------------------------------------------------------------------
1737                                      Methyl chlorofomate^
--------------------------------------------------------------------------------------------------------
1738                                        Methyl disulfide
--------------------------------------------------------------------------------------------------------
1739                                     Methyl disulfide soln.
--------------------------------------------------------------------------------------------------------
1740                                        Methyl glycolate
--------------------------------------------------------------------------------------------------------
1741                                          Methyl Green
--------------------------------------------------------------------------------------------------------
1742                                    Methyl malonyl chloride
--------------------------------------------------------------------------------------------------------
1743                                     Methyl penyl sulfoxide
--------------------------------------------------------------------------------------------------------
1744                                       Methyl propiolate
--------------------------------------------------------------------------------------------------------
1745                     Methyl (S)-(-)-2,2-dimethyl-1,3-dixolane-4-carboxylate
--------------------------------------------------------------------------------------------------------
1746                                      Methyl sulfoxide-d6
--------------------------------------------------------------------------------------------------------
1747                               Methyl sulfoxide-d6 0.5ml ampules
--------------------------------------------------------------------------------------------------------
1748                                Methyl sulfoxide-d6 1 ml ampules
--------------------------------------------------------------------------------------------------------
1749                                    Methyl tert-butyl ether
--------------------------------------------------------------------------------------------------------
1750                           Methyl trimethylsiyl dimethylketen acetal
--------------------------------------------------------------------------------------------------------
1751                                  (S)-(-)-2- Methyl-1-butanol
--------------------------------------------------------------------------------------------------------
1752                                      4- Methyl-1-pentene
--------------------------------------------------------------------------------------------------------

                                               Chemical
1753                             2- Methyl-1,2-di-3-pyridyl-1-propanone
--------------------------------------------------------------------------------------------------------
1754                                     2- Methyl-2-penetenol
--------------------------------------------------------------------------------------------------------
1755                              5- Methyl-2-pyrazinecarboxylic acid
--------------------------------------------------------------------------------------------------------
1756                                   6- Methyl-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
1757                           2-[3-(6- Methyl-2-pyridyl) propoxy]ethanol
--------------------------------------------------------------------------------------------------------
1758                               1-Methyl-2-pyrrolecarboxylic acid
--------------------------------------------------------------------------------------------------------
1759                                    1-Methyl-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
1760                              1-Methyl-3-nitro-1-nitrosoguanidine
--------------------------------------------------------------------------------------------------------
1761                                  4- Methyl-5-thiazoleethanol
--------------------------------------------------------------------------------------------------------
1762                                    2-Methyl-6-nitroaniline
--------------------------------------------------------------------------------------------------------
1763                                 Methyl-alpha-D-mannopyranoside
--------------------------------------------------------------------------------------------------------
1764                           Methyl-beta-D-glucopyranoside hemihydrate
--------------------------------------------------------------------------------------------------------
1765                                   N- Methyl-D-aspartic acid
--------------------------------------------------------------------------------------------------------
1766                                     N- Methyl-D-glucamine
--------------------------------------------------------------------------------------------------------
1767                                      Methyl-d3 alcohol-d
--------------------------------------------------------------------------------------------------------
1768                                   Methyl-d3 alcohol-d soln.
--------------------------------------------------------------------------------------------------------
1769                            N- Methyl-N-nitroso-p-toluenesulfonamide
--------------------------------------------------------------------------------------------------------
1770                                     Methyl-trans-cinnamate
--------------------------------------------------------------------------------------------------------
1771                                   Methylamine hydrochloride
--------------------------------------------------------------------------------------------------------
1772                                    2- (Methylamino)ethanol
--------------------------------------------------------------------------------------------------------
1773                          (+)-alpha( Methylaminomethyl)benzyl alcohol
--------------------------------------------------------------------------------------------------------
1774                                  4- Methylaminophenol sulfate
--------------------------------------------------------------------------------------------------------
1775                                      2- Methylaziridine^
--------------------------------------------------------------------------------------------------------
1776                                 D-(+)-alpha- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1777                                  DL-alpha- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1778                                 L-(-)-alpha- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1779                                 S-(-)-alpha- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1780                                      2- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1781                                      3- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1782                                      4- Methylbenzylamine
--------------------------------------------------------------------------------------------------------
1783                                N- Methylbis(trifluoroacetamide)
--------------------------------------------------------------------------------------------------------
1784                                        2- Methylbutane
--------------------------------------------------------------------------------------------------------
1785                                     3- Methylcholanthrene
--------------------------------------------------------------------------------------------------------
1786                                  N,N'- Methylenebisacrylamide
--------------------------------------------------------------------------------------------------------
1787                                     alpha- Methylglucoside
--------------------------------------------------------------------------------------------------------
1788                                        Methylhydrazine^
--------------------------------------------------------------------------------------------------------
1789                              N- Methylhydroxylamine hydrochloride
--------------------------------------------------------------------------------------------------------
1790                                        2- Methylindole
--------------------------------------------------------------------------------------------------------
1791                                         3- Methlindole
--------------------------------------------------------------------------------------------------------
1792                                         4- Methlindole
--------------------------------------------------------------------------------------------------------
1793                                         5- Methlindole
--------------------------------------------------------------------------------------------------------
1794                                         6- Methlindole
--------------------------------------------------------------------------------------------------------
1795                                         7- Methlindole
--------------------------------------------------------------------------------------------------------
1796                         Methylmagnesium bromide 1.4M soln. in tol/THF
--------------------------------------------------------------------------------------------------------
1797                            Methlmagnesium chloride 3M soln. in THF
--------------------------------------------------------------------------------------------------------
1798                                   3-( Methylmercapto)aniline
--------------------------------------------------------------------------------------------------------
1799                                   4-( Methylmercapto)aniline
--------------------------------------------------------------------------------------------------------
1800                                  4- Methylmorpholine N-oxide
--------------------------------------------------------------------------------------------------------
1801                                      1- Methylpiperazine
--------------------------------------------------------------------------------------------------------
1802                                      4- Methylpiperidine
--------------------------------------------------------------------------------------------------------
1803                                    N- Methylpropargylamine
--------------------------------------------------------------------------------------------------------
1804                                4-( Methylsulfonyl)benzoic acid
--------------------------------------------------------------------------------------------------------
1805                                   3- (Methylthio)-1-propanol
--------------------------------------------------------------------------------------------------------
1806                                4- Methylumbelliferyl phosphate
--------------------------------------------------------------------------------------------------------
1807                                   DL-Mevalonic acid lactone
--------------------------------------------------------------------------------------------------------
1808                                         (+) Miconazole
--------------------------------------------------------------------------------------------------------
1809                                             Micro
--------------------------------------------------------------------------------------------------------
1810                                        Microcarrier Gel
--------------------------------------------------------------------------------------------------------
1811                                      MIMIC Dilution soln.
--------------------------------------------------------------------------------------------------------
1812                                            Mimosine
--------------------------------------------------------------------------------------------------------
1813                                          Mineral Oil
--------------------------------------------------------------------------------------------------------
1814                                       Nujol Mineral Oil
--------------------------------------------------------------------------------------------------------
1815                                          Mineral Oil
--------------------------------------------------------------------------------------------------------

                                               Chemical
1816                                          Mineral Oil
--------------------------------------------------------------------------------------------------------
1817                                      Minimal SD Agar Base
--------------------------------------------------------------------------------------------------------
1818                                    Minimum Essential Medium
--------------------------------------------------------------------------------------------------------
1819                                  Minimum Essential Medium 1X
--------------------------------------------------------------------------------------------------------
1820                               Minimum Esssential Medium Eagle's
--------------------------------------------------------------------------------------------------------
1821                                 Minimum Essential Medium soln.
--------------------------------------------------------------------------------------------------------
1822                                         Mithramycin A
--------------------------------------------------------------------------------------------------------
1823                           Monoclonal Anti-alpha-smooth muscle Actin
--------------------------------------------------------------------------------------------------------
1824                           Monoclonal Anti-alpha-smooth muscle actin
--------------------------------------------------------------------------------------------------------
1825                     A-2547 Monoclonal Anti-alpha-smooth muscle actin soln.
--------------------------------------------------------------------------------------------------------
1826                                Monoclonal Anti-Collagen Type i
--------------------------------------------------------------------------------------------------------
1827                                 D-1033 Monoclonal Anti-Desmin
--------------------------------------------------------------------------------------------------------
1828                            F-0791 Monoclonal Anti-Human Fibronectin
--------------------------------------------------------------------------------------------------------
1829                    T-1549 Monoclonal Anti-Human Tumor Necrosis Factor-alpha
--------------------------------------------------------------------------------------------------------
1830                P-8825 Monoclonal Anti-Proliferatin Cell Nuclear Antigen (PCNA)
--------------------------------------------------------------------------------------------------------
1831                              1-Monomyristoyl-rac-Glycerol (C14:0)
--------------------------------------------------------------------------------------------------------
1832                           1- Monooleoyl-rac-Glycerol (C18:1,[cis]-9)
--------------------------------------------------------------------------------------------------------
1833                                              MOPS
--------------------------------------------------------------------------------------------------------
1834                                           Morpholine
--------------------------------------------------------------------------------------------------------
1835                                        Mounting Medium
--------------------------------------------------------------------------------------------------------
1836                                Mouse Anti-Actin (Smooth Muscle)
--------------------------------------------------------------------------------------------------------
1837                                      Mouse anti-Ubiquitin
--------------------------------------------------------------------------------------------------------
1838                               M-5409 Mouse IgG2a,Kappa (UPC 10)
--------------------------------------------------------------------------------------------------------
1839                                M-9284 Mouse IgGI,Kappa(MOPC21)
--------------------------------------------------------------------------------------------------------
1840                                   Mouse IL-1 beta Elisa kit
--------------------------------------------------------------------------------------------------------
1841                                      Mouse IL-G Elisa kit
--------------------------------------------------------------------------------------------------------
1842                                   Mouse INF-alpha Elisa kit
--------------------------------------------------------------------------------------------------------
1843                              Mouse Monoclonal Antibody Clone 19F4
--------------------------------------------------------------------------------------------------------
1844                                      Mouse TNF-alpha std.
--------------------------------------------------------------------------------------------------------
1845                                        Mouse TNF-alpha
--------------------------------------------------------------------------------------------------------
1846                       Mouse TNF-alpha Elisa Kit, Streptavidin-HRD(100x)
--------------------------------------------------------------------------------------------------------
1847                                  MS MAb Anti-Rat Macrophages
--------------------------------------------------------------------------------------------------------
1848                                MS MAb Anti-Rat Mon. & Mac. FITC
--------------------------------------------------------------------------------------------------------
1849                                 Ms MAB Anti-Rat Monocytes FITC
--------------------------------------------------------------------------------------------------------
1850                                MSBM Mesangial Cell Basal Medium
--------------------------------------------------------------------------------------------------------
1851                                           MTS soln.
--------------------------------------------------------------------------------------------------------
1852                                   MTT Cell Proliferation Kit
--------------------------------------------------------------------------------------------------------
1853                                     Multi-Analyte Lin-Trol
--------------------------------------------------------------------------------------------------------
1854                                          Myoglobulin
--------------------------------------------------------------------------------------------------------
1855                                             Myosin
--------------------------------------------------------------------------------------------------------
1856                                         Myristic acid
--------------------------------------------------------------------------------------------------------
1857                                        Myristoleic acid
--------------------------------------------------------------------------------------------------------
1858                                        Myristyl alcohol
--------------------------------------------------------------------------------------------------------
1859                                 Nalgene L900 liquid detergent
--------------------------------------------------------------------------------------------------------
1860                                   Nalidixic acid sodium salt
--------------------------------------------------------------------------------------------------------
1861                                       1- Naphthaldehyde
--------------------------------------------------------------------------------------------------------
1862                                       2- Naphthaldehyde
--------------------------------------------------------------------------------------------------------
1863                            N- 1 Naphthalene diamine dihydrochlorid
--------------------------------------------------------------------------------------------------------
1864                                     1- Naphthaleneethanol
--------------------------------------------------------------------------------------------------------
1865                                     2- Naphthaleneethanol
--------------------------------------------------------------------------------------------------------
1866                                     1-Naphthalenemethanol
--------------------------------------------------------------------------------------------------------
1867                                     2- Naphthalenemethanol
--------------------------------------------------------------------------------------------------------
1868                                   1- Naphthalenemethylamine
--------------------------------------------------------------------------------------------------------
1869                                       1- Naphthoic acid
--------------------------------------------------------------------------------------------------------
1870                                       2- Naphthoic acid
--------------------------------------------------------------------------------------------------------
1871                                          1- Naphthol
--------------------------------------------------------------------------------------------------------
1872                                          2- Naphthol
--------------------------------------------------------------------------------------------------------

                                               Chemical
1873                         Naphthol AS-MX Phosphate Alkaline soln. 0.25%
--------------------------------------------------------------------------------------------------------
1874                              Naphthol AS-MX phosphate sodium salt
--------------------------------------------------------------------------------------------------------
1875                      N-(1- Naphthyl)ethylenediamine dihydrochloride, 98%
--------------------------------------------------------------------------------------------------------
1876                                      beta- Naphthylamine*
--------------------------------------------------------------------------------------------------------
1877                                   Neocuproine hydrochloride
--------------------------------------------------------------------------------------------------------
1878                                        Neopentyl glycol
--------------------------------------------------------------------------------------------------------
1879                                           Neosporin
--------------------------------------------------------------------------------------------------------
1880                                          Neutracit-2
--------------------------------------------------------------------------------------------------------
1881                                       Neutral Red soln.
--------------------------------------------------------------------------------------------------------
1882                                  Neutralization soln. pH 4.8
--------------------------------------------------------------------------------------------------------
1883                                           Neutrasorb
--------------------------------------------------------------------------------------------------------
1884                                        Ni2+NTA-Agarose
--------------------------------------------------------------------------------------------------------
1885                                         Ni-NTA-Agarose
--------------------------------------------------------------------------------------------------------
1886                                   Nickel sulfate hexahydrate
--------------------------------------------------------------------------------------------------------
1887                       beta- Nicotinamide adenine dinucleotide phosphate
--------------------------------------------------------------------------------------------------------
1888                                           Ninhydrin
--------------------------------------------------------------------------------------------------------
1889                                        Ninhydrin soln.
--------------------------------------------------------------------------------------------------------
1890                                         Nipecotic acid
--------------------------------------------------------------------------------------------------------
1891                                          Nitric acid^
--------------------------------------------------------------------------------------------------------
1892                                     Nitro Blue Tetrazolium
--------------------------------------------------------------------------------------------------------
1893                            4- Nitro Blue tetrazolium chloride soln.
--------------------------------------------------------------------------------------------------------
1894                                     5- Nitro-2-furaldehyde
--------------------------------------------------------------------------------------------------------
1895                                    5- Nitro-2-furanacrolein
--------------------------------------------------------------------------------------------------------
1896                        N-w- Nitro-L-Arginine methyl ester hydrochloride
--------------------------------------------------------------------------------------------------------
1897                                        4- Nitroaniline
--------------------------------------------------------------------------------------------------------
1898                   N-(7- Nitrobenz-2-oxa-1,3-diazol-4-yl-amino)hexanoic acid
--------------------------------------------------------------------------------------------------------
1899                                         Nitrobenzene^
--------------------------------------------------------------------------------------------------------
1900                                4- Nitrobenzenesulfonyl chloride
--------------------------------------------------------------------------------------------------------
1901                                     3- Nitrobenzyl bromide
--------------------------------------------------------------------------------------------------------
1902                                     4- Nitrobenzyl bromide
--------------------------------------------------------------------------------------------------------
1903                                   4-(4- Nitrobenzyl)pyridine
--------------------------------------------------------------------------------------------------------
1904                               4- Nitrobenzylamine hydrochloride
--------------------------------------------------------------------------------------------------------
1905                                        2- Nitrobiphenyl
--------------------------------------------------------------------------------------------------------
1906                                        3- Nitrobiphenyl
--------------------------------------------------------------------------------------------------------
1907                                       4- Nitrobiphenyl*
--------------------------------------------------------------------------------------------------------
1908                                      6- Nitrocaproic acid
--------------------------------------------------------------------------------------------------------
1909                                     4- Nitrodiphenylamine
--------------------------------------------------------------------------------------------------------
1910                                    12- Nitrododecanoic acid
--------------------------------------------------------------------------------------------------------
1911                                        2- Nitrofluorene
--------------------------------------------------------------------------------------------------------
1912                                      Nitrogen compressed
--------------------------------------------------------------------------------------------------------
1913                                  Nitrogen refrigerated liquid
--------------------------------------------------------------------------------------------------------
1914                                         1-Nitrohexane
--------------------------------------------------------------------------------------------------------
1915                                         5-Nitroidazole
--------------------------------------------------------------------------------------------------------
1916                                         5-Nitroindole
--------------------------------------------------------------------------------------------------------
1917                                       1-Nitronaphthalene
--------------------------------------------------------------------------------------------------------
1918                                      2- Nitronaphthalene
--------------------------------------------------------------------------------------------------------
1919                                 p- Nitrophenol Standard soln.
--------------------------------------------------------------------------------------------------------
1920                            o- Nitrophenyl beta-D-galactopyranoside
--------------------------------------------------------------------------------------------------------
1921                                    p- Nitrophenyl butyrate
--------------------------------------------------------------------------------------------------------
1922                                  4- Nitrophenyl chlorofomate
--------------------------------------------------------------------------------------------------------
1923                                  4- Nitrophenyl phenyl ether
--------------------------------------------------------------------------------------------------------
1924                       p-Nitrophenyl phosphate disodium salt hexahydrate
--------------------------------------------------------------------------------------------------------
1925                       p-Nitrophenyl-p'-guanidini benzoate hydrochloride
--------------------------------------------------------------------------------------------------------
1926                                   2- Nitrophenylacetic acid
--------------------------------------------------------------------------------------------------------
1927                                   4- Nitrophenylacetic acid
--------------------------------------------------------------------------------------------------------
1928                                        6-Nitroquinoline
--------------------------------------------------------------------------------------------------------
1929                                        8-Nitroquinoline
--------------------------------------------------------------------------------------------------------
1930                                    N- Nitroso-N-methylurea
--------------------------------------------------------------------------------------------------------
1931                                3-(2- Nitrovinyl)-1-phenylindole
--------------------------------------------------------------------------------------------------------
1932                                              NOAH
--------------------------------------------------------------------------------------------------------
1933                                           Nocodazole
--------------------------------------------------------------------------------------------------------
1934                                 Non toxic Glass Plate Coating
--------------------------------------------------------------------------------------------------------
1935                                Non-stiulated A-431 Cell Lysate
--------------------------------------------------------------------------------------------------------

                                               Chemical
1936                                         1,9-Nonanediol
--------------------------------------------------------------------------------------------------------
1937                                    gamma- Nonanoic lactone
--------------------------------------------------------------------------------------------------------
1938                                           1-Nonanol
--------------------------------------------------------------------------------------------------------
1939                                        1-Nonanol soln.
--------------------------------------------------------------------------------------------------------
1940                                          3- Nonanone
--------------------------------------------------------------------------------------------------------
1941                                        cis-3-Nonen-1-ol
--------------------------------------------------------------------------------------------------------
1942                                        trans-2-Nonenal
--------------------------------------------------------------------------------------------------------
1943                                          Nonidet P-40
--------------------------------------------------------------------------------------------------------
1944                                          Nonoxynol 2%
--------------------------------------------------------------------------------------------------------
1945                                         Nonylaldehyde
--------------------------------------------------------------------------------------------------------
1946                                           Nonylamine
--------------------------------------------------------------------------------------------------------
1947                                    4- Nonyloxybenzoic acid
--------------------------------------------------------------------------------------------------------
1948                                           Nonlphenol
--------------------------------------------------------------------------------------------------------
1949                                         3- Nonyn-1-ol
--------------------------------------------------------------------------------------------------------
1950                               3- Noradamantanamine hydrochloride
--------------------------------------------------------------------------------------------------------
1951                                3- Noradamantanecarboxylic acid
--------------------------------------------------------------------------------------------------------
1952                                   5-Norbomene-2-carbonitrile
--------------------------------------------------------------------------------------------------------
1953                                    5-Norbormene-2-methanol
--------------------------------------------------------------------------------------------------------
1954                                          Norbomylene
--------------------------------------------------------------------------------------------------------
1955                                         (+)-Norcamphor
--------------------------------------------------------------------------------------------------------
1956                                L-(-)- Norepinephrine bitartrate
--------------------------------------------------------------------------------------------------------
1957                                       Normal Horse Serum
--------------------------------------------------------------------------------------------------------
1958                                      Normal Rabbit Serum
--------------------------------------------------------------------------------------------------------
1959                             Nova Castra NCL-PCNA Mouse Monoclonal
--------------------------------------------------------------------------------------------------------
1960                                      NuSieve GTG Agarose
--------------------------------------------------------------------------------------------------------
1961                                  Nu-Serum Culture Supplement
--------------------------------------------------------------------------------------------------------
1962                                     OCT Compond Tissue-Tek
--------------------------------------------------------------------------------------------------------
1963                                       cis-13-Octadecenal
--------------------------------------------------------------------------------------------------------
1964                                        Octane,anhydrous
--------------------------------------------------------------------------------------------------------
1965                                           1-Octanol
--------------------------------------------------------------------------------------------------------
1966                                        cis-3-Octen-1-ol
--------------------------------------------------------------------------------------------------------
1967                                        trans-2-Octenal
--------------------------------------------------------------------------------------------------------
1968                                         Octylaldehyde
--------------------------------------------------------------------------------------------------------
1969                                         Octyl sulfide
--------------------------------------------------------------------------------------------------------
1970                                    1-Octyl-2-pyrrolidinone
--------------------------------------------------------------------------------------------------------
1971                                 n-Octyl-beta-D-Glucopyranoside
--------------------------------------------------------------------------------------------------------
1972                                           Octylamine
--------------------------------------------------------------------------------------------------------
1973                                        4- Octylaniline
--------------------------------------------------------------------------------------------------------
1974                             p-tert- Octylphenoxy polyethyl alcohol
--------------------------------------------------------------------------------------------------------
1975                                           Oil Red O
--------------------------------------------------------------------------------------------------------
1976                                     Okadaic acid free acid
--------------------------------------------------------------------------------------------------------
1977                                           Oleic acid
--------------------------------------------------------------------------------------------------------
1978                                           Oleic acid
--------------------------------------------------------------------------------------------------------
1979                                     Oleic acid ethyl ester
--------------------------------------------------------------------------------------------------------
1980                                Oleic anhydride (C18:1,[cis]-9)
--------------------------------------------------------------------------------------------------------
1981                                    Oleoyl Coenzyme A(C18:1)
--------------------------------------------------------------------------------------------------------
1982                                    N- Oleoyl-D-sphingosine
--------------------------------------------------------------------------------------------------------
1983                                         Oleyl alcohol
--------------------------------------------------------------------------------------------------------
1984                                           Oleylamine
--------------------------------------------------------------------------------------------------------
1985                                           Oligomycin
--------------------------------------------------------------------------------------------------------
1986                                            Olivetol
--------------------------------------------------------------------------------------------------------
1987                                           Omicide 28
--------------------------------------------------------------------------------------------------------
1988                                 Opradry II-Film Coating System
--------------------------------------------------------------------------------------------------------
1989                                           Opti-MEM 1
--------------------------------------------------------------------------------------------------------
1990                                        Opti-MEM 1 soln.
--------------------------------------------------------------------------------------------------------
1991                                         Opti-MEM soln.
--------------------------------------------------------------------------------------------------------
1992                                            Orange G
--------------------------------------------------------------------------------------------------------
1993                                           Orange Oil
--------------------------------------------------------------------------------------------------------
1994                                    Orcinol ferric chloride
--------------------------------------------------------------------------------------------------------
1995                                      Orcinol monohydrate
--------------------------------------------------------------------------------------------------------
1996                                            OSM EDTA
--------------------------------------------------------------------------------------------------------
1997                                        Osmium tetoxide
--------------------------------------------------------------------------------------------------------
1998                                     Oxmium tetoxide soln.
--------------------------------------------------------------------------------------------------------
1999                                    (-)- Ouabain octahydrate
--------------------------------------------------------------------------------------------------------
2000                                        Oxalyl chloride
--------------------------------------------------------------------------------------------------------
2001                                         2- Oxazolidone
--------------------------------------------------------------------------------------------------------
2002                                            Oxindole
--------------------------------------------------------------------------------------------------------
2003                                Fc OxyBURST Green Assay Reagent
--------------------------------------------------------------------------------------------------------
2004                                       Oxygen compressed
--------------------------------------------------------------------------------------------------------
2005                                   Oxygen compressed mixture
--------------------------------------------------------------------------------------------------------
2006                                        Oxylacetic acid
--------------------------------------------------------------------------------------------------------
2007                                 Palladium hydroxide on carbon
--------------------------------------------------------------------------------------------------------

                                               Chemical
2008                               Palladium on activated carbon, 10%
--------------------------------------------------------------------------------------------------------
2009                                         Palmitic acid
--------------------------------------------------------------------------------------------------------
2010                                      Palmitoleyl alcohol
--------------------------------------------------------------------------------------------------------
2011                                       Palmitoyl chloride
--------------------------------------------------------------------------------------------------------
2012                        1- Palmitoyl-2-oleoyl-sn-glycero-3-phosphcholine
--------------------------------------------------------------------------------------------------------
2013                                   N- Palmitoyl-D-sphingosine
--------------------------------------------------------------------------------------------------------
2014                            N- Palmitoyl-Dl-dihydrogluccocerebroside
--------------------------------------------------------------------------------------------------------
2015                              Pamoic acid disodium salt 1-hydrate
--------------------------------------------------------------------------------------------------------
2016                                    Pancreas acetone powder
--------------------------------------------------------------------------------------------------------
2017                                       Pancreatic lipase
--------------------------------------------------------------------------------------------------------
2018                                           Pancreatin
--------------------------------------------------------------------------------------------------------
2019                                      (S)-(+)-Pantolactone
--------------------------------------------------------------------------------------------------------
2020                                        Parafomaldehyde
--------------------------------------------------------------------------------------------------------
2021                                         Pararosaniline
--------------------------------------------------------------------------------------------------------
2022                            PBS Buffer 10x, GST Purification Module
--------------------------------------------------------------------------------------------------------
2023                                         PDE Inhibitor
--------------------------------------------------------------------------------------------------------
2024                                             Pectin
--------------------------------------------------------------------------------------------------------
2025                                    Pefabloc SC (AEBSF), HCl
--------------------------------------------------------------------------------------------------------
2026                                 Penecillin-Streptomycin soln.
--------------------------------------------------------------------------------------------------------
2027                                    Penicillin G sodium salt
--------------------------------------------------------------------------------------------------------
2028                                      w- Pentadecalactone
--------------------------------------------------------------------------------------------------------
2029                                        Pentadecylamine^
--------------------------------------------------------------------------------------------------------
2030                             Pentafluorobenzyl amine hydrochloride
--------------------------------------------------------------------------------------------------------
2031                            2,2,5,7,8- Pentamethyl-6-hydroxychroman
--------------------------------------------------------------------------------------------------------
2032                                     Pentamethylene sulfide
--------------------------------------------------------------------------------------------------------
2033                                            Pentane
--------------------------------------------------------------------------------------------------------
2034                               1-Pentanesulfonic acid sodium salt
--------------------------------------------------------------------------------------------------------
2035                                        trans-2-Pentenal
--------------------------------------------------------------------------------------------------------
2036                                    2-(3- Pentenyl)pyridine
--------------------------------------------------------------------------------------------------------
2037                           trans-4- Pentylcyclohexanecarboxylic acid
--------------------------------------------------------------------------------------------------------
2038                                    Pentylmagnesium bromide
--------------------------------------------------------------------------------------------------------
2039                                           1-Pentyne
--------------------------------------------------------------------------------------------------------
2040                                             Pepsin
--------------------------------------------------------------------------------------------------------
2041                                           Pepsinogen
--------------------------------------------------------------------------------------------------------
2042                                          Pepstatin A
--------------------------------------------------------------------------------------------------------
2043                                          Peptide 12mM
--------------------------------------------------------------------------------------------------------
2044                                            Peptone
--------------------------------------------------------------------------------------------------------
2045                                        Perchloric acid
--------------------------------------------------------------------------------------------------------
2046                                     Perchloric acid soln.
--------------------------------------------------------------------------------------------------------
2047                                            Percoll
--------------------------------------------------------------------------------------------------------
2048                                         Periodic acid
--------------------------------------------------------------------------------------------------------
2049                                      Periodic acid soln.
--------------------------------------------------------------------------------------------------------
2050                                           Peroxidase
--------------------------------------------------------------------------------------------------------
2051                                     Peroxidase Stop soln.
--------------------------------------------------------------------------------------------------------
2052                                        Pertussis Toxin
--------------------------------------------------------------------------------------------------------
2053                                        Petroleum ether
--------------------------------------------------------------------------------------------------------
2054                                        Petroleum Grease
--------------------------------------------------------------------------------------------------------
2055                                      Phenanthrenequinone
--------------------------------------------------------------------------------------------------------
2056                                1,10-Phenanthroline monohydrate
--------------------------------------------------------------------------------------------------------
2057                                     Phenazine methosulfate
--------------------------------------------------------------------------------------------------------
2058                                  Phenazine methosulfate soln.
--------------------------------------------------------------------------------------------------------
2059                                 (R)-(+)-sec- Phenethyl alcohol
--------------------------------------------------------------------------------------------------------
2060                                         Phenethylamine
--------------------------------------------------------------------------------------------------------
2061                                            Phenol^
--------------------------------------------------------------------------------------------------------
2062                          Phenol:Chloroform:Isoamyl Alcohol (25:14:1)
--------------------------------------------------------------------------------------------------------
2063                                    Phenol Red 0.5% soln.
--------------------------------------------------------------------------------------------------------
2064                                         Phenol soln.^
--------------------------------------------------------------------------------------------------------
2065                                        Phenolphthalein
--------------------------------------------------------------------------------------------------------
2066                            Phenolphthalein Glucuronic acid soln.
--------------------------------------------------------------------------------------------------------
2067                                 Phenolphthalein Standard soln.
--------------------------------------------------------------------------------------------------------
2068                                         Phenothiazine
--------------------------------------------------------------------------------------------------------
2069                                          Phenoxazine
--------------------------------------------------------------------------------------------------------
2070                                     4'-Phenoxyacetophenone
--------------------------------------------------------------------------------------------------------

                                               Chemical
2071                                       3- Phenoxyaniline
--------------------------------------------------------------------------------------------------------
2072                                       4- Phenoxyaniline
--------------------------------------------------------------------------------------------------------
2073                                     3- Phenoxybenzaldehyde
--------------------------------------------------------------------------------------------------------
2074                                     4- Phenoxybenzaldehyde
--------------------------------------------------------------------------------------------------------
2075                                     2- Phenoxbenzoic acid
--------------------------------------------------------------------------------------------------------
2076                                     3- Phenoxybenzoic acid
--------------------------------------------------------------------------------------------------------
2077                                       2- Phenoxyethanol
--------------------------------------------------------------------------------------------------------
2078                                        4- Phenoxphenol
--------------------------------------------------------------------------------------------------------
2079                                       Phenyl isocyanate
--------------------------------------------------------------------------------------------------------
2080                                        Phenyl sulfoxide
--------------------------------------------------------------------------------------------------------
2081                                      4- Phenyl-1-butanol
--------------------------------------------------------------------------------------------------------
2082                                   N- Phenyl-1-naphthylamine
--------------------------------------------------------------------------------------------------------
2083                                      3- Phenyl-1-propanol
--------------------------------------------------------------------------------------------------------
2084                                    3- Phenyl-1-propylamine
--------------------------------------------------------------------------------------------------------
2085                                   1-Phenyl-1,2-propanedione
--------------------------------------------------------------------------------------------------------
2086                                 N- Phenyl-1,4-phenylenediamine
--------------------------------------------------------------------------------------------------------
2087                                   N- Phenyl-2-naphthylamine
--------------------------------------------------------------------------------------------------------
2088                              2- Phenyl-4-quinolinecarboxylic acid
--------------------------------------------------------------------------------------------------------
2089                                       Phenylacetic acid
--------------------------------------------------------------------------------------------------------
2090                                        Phenylacetylene
--------------------------------------------------------------------------------------------------------
2091                                        L-Phenylalanine
--------------------------------------------------------------------------------------------------------
2092                           L- Phenylalanine ethyl ester hydrochloride
--------------------------------------------------------------------------------------------------------
2093                                   N- Phenylanthranilic acid
--------------------------------------------------------------------------------------------------------
2094                                       Phenylarsine oxide
--------------------------------------------------------------------------------------------------------
2095                                     2- Phenylbenzimidazole
--------------------------------------------------------------------------------------------------------
2096                                         Phenylbutazone
--------------------------------------------------------------------------------------------------------
2097                                     1,2- Phenylenediamine
--------------------------------------------------------------------------------------------------------
2098                          p- Phenylenediamine dihydrochloride crystal
--------------------------------------------------------------------------------------------------------
2099                                     3- Phenylgultaric acid
--------------------------------------------------------------------------------------------------------
2100                                    (S)-(+)-2- Phenlglycinol
--------------------------------------------------------------------------------------------------------
2101                                         Phenlhydrazine
--------------------------------------------------------------------------------------------------------
2102                                     Phenylhydrazine soln.
--------------------------------------------------------------------------------------------------------
2103                                        2- Phenylindole
--------------------------------------------------------------------------------------------------------
2104                         Phenyllithium 1.8M soln. in cyclohexane-ether
--------------------------------------------------------------------------------------------------------
2105                                 Phenylmethylsulfonyl fluoride
--------------------------------------------------------------------------------------------------------
2106                                        2- Phenylphenol
--------------------------------------------------------------------------------------------------------
2107                                        3- Phenylphenol
--------------------------------------------------------------------------------------------------------
2108                                        4- Phenylphenol
--------------------------------------------------------------------------------------------------------
2109                                       1-Phenylpiperazine
--------------------------------------------------------------------------------------------------------
2110                                   4- Phenylpyridine N-oxide
--------------------------------------------------------------------------------------------------------
2111                                       Phenylpyruvic acid
--------------------------------------------------------------------------------------------------------
2112                                    Phenylselenenyl bromide
--------------------------------------------------------------------------------------------------------
2113                                    D,L- Phenylsuccinic acid
--------------------------------------------------------------------------------------------------------
2114                                   (R)-(-)-Phenlsuccinic acid
--------------------------------------------------------------------------------------------------------
2115                                  (S)-(+)-Phenylsuccinic acid
--------------------------------------------------------------------------------------------------------
2116                                   1-( Phenylsulfonyl)indole
--------------------------------------------------------------------------------------------------------
2117                                       Phophatase, saure
--------------------------------------------------------------------------------------------------------
2118                                      Phophatase Substrate
--------------------------------------------------------------------------------------------------------
2119                        L-alpha- Phophatidylcholine dipalmitoyl (C16:0)
--------------------------------------------------------------------------------------------------------
2120                                   Phophotungstic acid soln.
--------------------------------------------------------------------------------------------------------
2121                                   Phosphatase alkaline (mg)
--------------------------------------------------------------------------------------------------------
2122                                  Phosphatase alkaline (units)
--------------------------------------------------------------------------------------------------------
2123                                 Phosphate Buffered Saline 10mM
--------------------------------------------------------------------------------------------------------
2124                         Phosphate Buffered Saline 10mM pH7.4%, 1% BSA
--------------------------------------------------------------------------------------------------------
2125                                 Phosphate Buffered Saline 10x
--------------------------------------------------------------------------------------------------------
2126                                      L- Phosphatidic acid
--------------------------------------------------------------------------------------------------------
2127                                L-alpha- Phosphatidyl-1-L-serine
--------------------------------------------------------------------------------------------------------
2128                                 L-alpha Phosphatidyl-L-serine
--------------------------------------------------------------------------------------------------------
2129                                  L-alpha Phosphatidylcholine
--------------------------------------------------------------------------------------------------------
2130                   L-alpha Phosphatidylcholine-beta-Acetyl-gamma-O-Hexadecyl
--------------------------------------------------------------------------------------------------------

                                               Chemical
2131                        L-alpha Phosphatidylcholine dimyristoyl (C14:0)
--------------------------------------------------------------------------------------------------------
2132                        D-alpha Phosphatidylcholine dipalmitoyl (C16:0)
--------------------------------------------------------------------------------------------------------
2133                                L-alpha Phosphatidylethanolamine
--------------------------------------------------------------------------------------------------------
2134                                  L-alpha Phosphatidylinositol
--------------------------------------------------------------------------------------------------------
2135                         Phospho(enol) pyruvate monosodium salt hydrate
--------------------------------------------------------------------------------------------------------
2136                             Phosphocreatine disodium salt hydrate
--------------------------------------------------------------------------------------------------------
2137                       Phosphodiesterase 3.5'-cyclic Nucleotide Activator
--------------------------------------------------------------------------------------------------------
2138                                        Phospholipase A2
--------------------------------------------------------------------------------------------------------
2139                                     Phospholipase A2 (mg)
--------------------------------------------------------------------------------------------------------
2140                                        Phospholipase B
--------------------------------------------------------------------------------------------------------
2141                                        Phospholipase C
--------------------------------------------------------------------------------------------------------
2142                                  Phosphomolybdic acid hydrate
--------------------------------------------------------------------------------------------------------
2143                              Phosphomolybdic acid reagent in EtOH
--------------------------------------------------------------------------------------------------------
2144                                   Phosphomolybdic acid soln.
--------------------------------------------------------------------------------------------------------
2145                                       o- Phosphoric acid
--------------------------------------------------------------------------------------------------------
2146                                        Phosphoric acid
--------------------------------------------------------------------------------------------------------
2147                                    Phosphorus oxychloride^
--------------------------------------------------------------------------------------------------------
2148                                   Phosphorus pentachloride^
--------------------------------------------------------------------------------------------------------
2149                                     Phosphorus pentoxide^
--------------------------------------------------------------------------------------------------------
2150                                   Phosphorus Standard soln.
--------------------------------------------------------------------------------------------------------
2151                                     Phosphorus tribromide
--------------------------------------------------------------------------------------------------------
2152                                       Phthalic anhydride
--------------------------------------------------------------------------------------------------------
2153                                Phthalimide potassium derivative
--------------------------------------------------------------------------------------------------------
2154                                      N- Phthaloylglycine
--------------------------------------------------------------------------------------------------------
2155                                        Phlosphingosine
--------------------------------------------------------------------------------------------------------
2156                                 Phytic acid dodecasodium salt
--------------------------------------------------------------------------------------------------------
2157                                  Picric acid saturated soln.
--------------------------------------------------------------------------------------------------------
2158                           Picrylsulfonic acid sodium salt dihydrate
--------------------------------------------------------------------------------------------------------
2159                                           Piperazine
--------------------------------------------------------------------------------------------------------
2160                                   Piperazine hexahydrate 98%
--------------------------------------------------------------------------------------------------------
2161                                          Piperidine^
--------------------------------------------------------------------------------------------------------
2162                                      N- Piperidineethanol
--------------------------------------------------------------------------------------------------------
2163                                   (+)-2- Piperidinemethanol
--------------------------------------------------------------------------------------------------------
2164                                       Piperonyl alcohol
--------------------------------------------------------------------------------------------------------
2165                                         Piperonylamine
--------------------------------------------------------------------------------------------------------
2166                                             PIPES
--------------------------------------------------------------------------------------------------------
2167                                      Plasmid pSV-Sport 1
--------------------------------------------------------------------------------------------------------
2168                                Plastic Pipe Cement, IPS Weld On
--------------------------------------------------------------------------------------------------------
2169                                Platelet Activating Factor (C18)
--------------------------------------------------------------------------------------------------------
2170                                 Platelet-Derived Growth Factor
--------------------------------------------------------------------------------------------------------
2171                             cis- Platinum(II) diammine dichloride
--------------------------------------------------------------------------------------------------------
2172                                       Platinum(IV) oxide
--------------------------------------------------------------------------------------------------------
2173                               Platinum on activated carbon, 10%
--------------------------------------------------------------------------------------------------------
2174                                            Pluronic
--------------------------------------------------------------------------------------------------------
2175                                         Pluronic F-127
--------------------------------------------------------------------------------------------------------
2176                                         Pluronic F-68
--------------------------------------------------------------------------------------------------------
2177                                 Polyadenylic acid sodium salt
--------------------------------------------------------------------------------------------------------
2178                        Polydeoxinosinic-Deoxycytidylic acid sodium salt
--------------------------------------------------------------------------------------------------------
2179                                      Polyethylene glycol
--------------------------------------------------------------------------------------------------------
2180                                    Polyethylene glycol 400
--------------------------------------------------------------------------------------------------------
2181                                    Polyethylene glycol 8000
--------------------------------------------------------------------------------------------------------
2182                                  Polyethylene glycol compound
--------------------------------------------------------------------------------------------------------
2183                                   Polyethylene glycol soln.
--------------------------------------------------------------------------------------------------------
2184                                       Polyethylene oxide
--------------------------------------------------------------------------------------------------------
2185                                        Polyethylenimine
--------------------------------------------------------------------------------------------------------
2186                                        Polymer Diluent^
--------------------------------------------------------------------------------------------------------
2187                                 Polyoxyethylene(2) cetyl ether
--------------------------------------------------------------------------------------------------------
2188                                      Polyphosphoric acid
--------------------------------------------------------------------------------------------------------
2189                               Polyplasdone XL (Crospovidone NF)
--------------------------------------------------------------------------------------------------------
2190                                    Polyvinyl alcohol resin
--------------------------------------------------------------------------------------------------------
2191                                      Polyvinylpyrrolidone
--------------------------------------------------------------------------------------------------------
2192                               Polyvinylsulfonic acid sodium salt
--------------------------------------------------------------------------------------------------------
2193                                        Ponceau S soln.
--------------------------------------------------------------------------------------------------------

                                               Chemical
2194                                       Potassium acetate
--------------------------------------------------------------------------------------------------------
2195                     Potassium bis(trimethylsilyl)amide 0.5M soln. in tol.
--------------------------------------------------------------------------------------------------------
2196                                       Potassium bromide
--------------------------------------------------------------------------------------------------------
2197                                      Potassium carbonate
--------------------------------------------------------------------------------------------------------
2198                                       Potassium chloride
--------------------------------------------------------------------------------------------------------
2199                                       Potassium chloride
--------------------------------------------------------------------------------------------------------
2200                                  Potassium chloride saturated
--------------------------------------------------------------------------------------------------------
2201                                      Potassium dichromate
--------------------------------------------------------------------------------------------------------
2202                                  Potassium ferricyanide(III)
--------------------------------------------------------------------------------------------------------
2203                                     Potassium ferrocyanide
--------------------------------------------------------------------------------------------------------
2204                         Potassium hydride, 35% wt disp in mineral oil
--------------------------------------------------------------------------------------------------------
2205                                  Potassium hydrogen phthalate
--------------------------------------------------------------------------------------------------------
2206                                      Potassium hydroxide
--------------------------------------------------------------------------------------------------------
2207                                  Potassium hydroside, pellets
--------------------------------------------------------------------------------------------------------
2208                                   Potassium hydroxide soln.
--------------------------------------------------------------------------------------------------------
2209                                        Potassium iodide
--------------------------------------------------------------------------------------------------------
2210                                       Potassium nitrate
--------------------------------------------------------------------------------------------------------
2211                                 Potassium osmate(VI) dihydrate
--------------------------------------------------------------------------------------------------------
2212                                     Potassium permanganate
--------------------------------------------------------------------------------------------------------
2213                                  Potassium peroxomonosulfate
--------------------------------------------------------------------------------------------------------
2214                                  Potassium phosphate dibasic
--------------------------------------------------------------------------------------------------------
2215                                 Potassium phosphate monobasic
--------------------------------------------------------------------------------------------------------
2216                              Potassium phosphate monobasic soln.
--------------------------------------------------------------------------------------------------------
2217                                      Potassium superoxide
--------------------------------------------------------------------------------------------------------
2218                      Potassium tert-butoxide 1.0M in 2-methyl-2-propanol
--------------------------------------------------------------------------------------------------------
2219                              Potassium tert-butoxide, 1.0M in THF
--------------------------------------------------------------------------------------------------------
2220                                            PP64 Rbt
--------------------------------------------------------------------------------------------------------
2221                                      Prenylamine lactate
--------------------------------------------------------------------------------------------------------
2222                                Primary Antibody Diluting Buffer
--------------------------------------------------------------------------------------------------------
2223                                           Probenecid
--------------------------------------------------------------------------------------------------------
2224                                          Progesterone
--------------------------------------------------------------------------------------------------------
2225                                           L- Proline
--------------------------------------------------------------------------------------------------------
2226                             L- Proline benzyl ester hydrochloride
--------------------------------------------------------------------------------------------------------
2227                                           Pronase E
--------------------------------------------------------------------------------------------------------
2228                                            Propane
--------------------------------------------------------------------------------------------------------
2229                                          1- Propanol
--------------------------------------------------------------------------------------------------------
2230                                       Propargyl alcohol
--------------------------------------------------------------------------------------------------------
2231                                       Propargyl bromide^
--------------------------------------------------------------------------------------------------------
2232                                         Propargylamine
--------------------------------------------------------------------------------------------------------
2233                                        Propidium iodide
--------------------------------------------------------------------------------------------------------
2234                                         Propionic acid
--------------------------------------------------------------------------------------------------------
2235                                  2-(2- Propoxyethyl)pyridine
--------------------------------------------------------------------------------------------------------
2236                                      Propyl gallate, 98%
--------------------------------------------------------------------------------------------------------
2237                                        Propylisocyanate
--------------------------------------------------------------------------------------------------------
2238                                         Propyl sulfide
--------------------------------------------------------------------------------------------------------
2239                                  n- Propyl-P-hydroxybenzoate
--------------------------------------------------------------------------------------------------------
2240                                          Propylamine
--------------------------------------------------------------------------------------------------------
2241                                        Propylene glycol
--------------------------------------------------------------------------------------------------------
2242                                1,2- Propylene glycol diacetate
--------------------------------------------------------------------------------------------------------
2243                                S/P Propylene glycol Hand Lotion
--------------------------------------------------------------------------------------------------------
2244                                    Propylmagnesium chloride
--------------------------------------------------------------------------------------------------------
2245                                    2- Propylpentanoic acid
--------------------------------------------------------------------------------------------------------
2246                                        2- Propylphenol
--------------------------------------------------------------------------------------------------------
2247                                        4- Propylphenol
--------------------------------------------------------------------------------------------------------
2248                                        Prostaglandin E1
--------------------------------------------------------------------------------------------------------
2249                                       Prostaglandin VIII
--------------------------------------------------------------------------------------------------------
2250                                            Protease
--------------------------------------------------------------------------------------------------------
2251                                  Protease type VIII bacterial
--------------------------------------------------------------------------------------------------------
2252                                           Protein A
--------------------------------------------------------------------------------------------------------
2253                                  BCA Protein Assay Reagent A
--------------------------------------------------------------------------------------------------------
2254                                  BCA Protein Assay Reagent B
--------------------------------------------------------------------------------------------------------
2255                                Bio Rad Protein Assay Reagent S
--------------------------------------------------------------------------------------------------------
2256                                Bio Rad Protein Assay Standard I
--------------------------------------------------------------------------------------------------------
2257                               Bio Rad Protein Assay Standard II
--------------------------------------------------------------------------------------------------------
2258                                 Protein Kinase Inhibitor H-85
--------------------------------------------------------------------------------------------------------
2259                                 Protein Kinase Inhibitor H-88
--------------------------------------------------------------------------------------------------------
2260                                 Protein Kinase Inhibitor H-89
--------------------------------------------------------------------------------------------------------
2261                                          Proteinase K
--------------------------------------------------------------------------------------------------------
2262                                           Psychosine
--------------------------------------------------------------------------------------------------------

                                               Chemical
2263                                   Puromycin aminonucleoside
--------------------------------------------------------------------------------------------------------
2264                                 4-(1H- Purrol-1yl)benzoic acid
--------------------------------------------------------------------------------------------------------
2265                             PVC/CPVC-7 Purple Primer, IPS Weld On
--------------------------------------------------------------------------------------------------------
2266                                      Pyrazinecarbonitrile
--------------------------------------------------------------------------------------------------------
2267                                    1-Pyrenebutyrlhydrazine
--------------------------------------------------------------------------------------------------------
2268                                            Pyridine
--------------------------------------------------------------------------------------------------------
2269                                    Pyridine-d5 w/0.05% TMS
--------------------------------------------------------------------------------------------------------
2270                                   2- Pyridinecarboxaldehyde
--------------------------------------------------------------------------------------------------------
2271                                   4- Pyridinecarboxaldehyde
--------------------------------------------------------------------------------------------------------
2272                                 2,6- Pyridinedicarboxylic acid
--------------------------------------------------------------------------------------------------------
2273                                    2,6- Pyridinedimethanol
--------------------------------------------------------------------------------------------------------
2274                                 2- Pyridineethanesulfonic acid
--------------------------------------------------------------------------------------------------------
2275                                 4- Pyridineethanesulfonic acid
--------------------------------------------------------------------------------------------------------
2276                                      2- Pyridinepropanol
--------------------------------------------------------------------------------------------------------
2277                                      3- Pyridinepropanol
--------------------------------------------------------------------------------------------------------
2278                                   Pyridinium chlorochromate
--------------------------------------------------------------------------------------------------------
2279                                      Pyridium dichromate
--------------------------------------------------------------------------------------------------------
2280                                  2-(2- Pyridyl)benzimidazole
--------------------------------------------------------------------------------------------------------
2281                                       2- Pyridylcarbinol
--------------------------------------------------------------------------------------------------------
2282                                       3- Pyridylcarbinol
--------------------------------------------------------------------------------------------------------
2283                                       4- Pyridylcarbinol
--------------------------------------------------------------------------------------------------------
2284                             3-(3- Pyridylmethylamino)propionitrile
--------------------------------------------------------------------------------------------------------
2285                                  (4- Pyridylthio)acetic acid
--------------------------------------------------------------------------------------------------------
2286                                           Pyrogallol
--------------------------------------------------------------------------------------------------------
2287                                  Pyroglutamate aminopeptidase
--------------------------------------------------------------------------------------------------------
2288                                            Pyrrole
--------------------------------------------------------------------------------------------------------
2289                                          Pyrrolidine
--------------------------------------------------------------------------------------------------------
2290                                 (S)-(+)-2- Pyrrolidinemethanol
--------------------------------------------------------------------------------------------------------
2291                                        3- Pyrrolidinol
--------------------------------------------------------------------------------------------------------
2292                                        2- Pyrrolidinone
--------------------------------------------------------------------------------------------------------
2293                            (S)-(-)-2- Pyrrolidone-5-carboxylic acid
--------------------------------------------------------------------------------------------------------
2294                              Pyruvat-Kinase/Lactat-Dehydrogenase
--------------------------------------------------------------------------------------------------------
2295                                           Quick Hyb
--------------------------------------------------------------------------------------------------------
2296                                Quick Prep mRNA Purification Kit
--------------------------------------------------------------------------------------------------------
2297                                         Quinaldic acid
--------------------------------------------------------------------------------------------------------
2298                                   3- Quinolinecarboxaldehyde
--------------------------------------------------------------------------------------------------------
2299                                  3- Quinolinecarboxylic acid
--------------------------------------------------------------------------------------------------------
2300                                  4- Quinolinecarboxylic acid
--------------------------------------------------------------------------------------------------------
2301                                 2- Quinoxalinecarboxylic acid
--------------------------------------------------------------------------------------------------------
2302                                          Rabbit Serum
--------------------------------------------------------------------------------------------------------
2303                                          Radiac Wash
--------------------------------------------------------------------------------------------------------
2304                                Radiac Wash Spray Mist #005-400
--------------------------------------------------------------------------------------------------------
2305                                              RAMP
--------------------------------------------------------------------------------------------------------
2306                                Raney nickel, 40% slurry in H2O
--------------------------------------------------------------------------------------------------------
2307                               Rat Anti-Mouse Ig G AD Conjugated
--------------------------------------------------------------------------------------------------------
2308                                 Rat MAb Anti Mouse Neutrophils
--------------------------------------------------------------------------------------------------------
2309                                     Rat Mab Anti-Mouse PMM
--------------------------------------------------------------------------------------------------------
2310                                Rat MAb Anti-Ms. Pan Macrophage
--------------------------------------------------------------------------------------------------------
2311                            Rat PAI-1 Western Blot Positive Control
--------------------------------------------------------------------------------------------------------
2312                                           Rat Serum
--------------------------------------------------------------------------------------------------------
2313                                           rATP, lmM
--------------------------------------------------------------------------------------------------------
2314                                  RBS 35 Detergent Concentrate
--------------------------------------------------------------------------------------------------------
2315     RBU-D Code#548 SPMO Brand Menhaden Oil Refined, Bleached & Undeodorized- Dietary Grade
--------------------------------------------------------------------------------------------------------
2316                                      Reaction Buffer 10x
--------------------------------------------------------------------------------------------------------
2317                                           Ready Gels
--------------------------------------------------------------------------------------------------------
2318                                        Reagent alcohol
--------------------------------------------------------------------------------------------------------
2319                                  Red Blood Cell Lysing Buffer
--------------------------------------------------------------------------------------------------------
2320                                    Red Cell Lysing Reagent
--------------------------------------------------------------------------------------------------------
2321                                       Renin Human Kidney
--------------------------------------------------------------------------------------------------------
2322                                    Reporter Lysis 5x buffer
--------------------------------------------------------------------------------------------------------
2323                                      13-cis-Retinoic acid
--------------------------------------------------------------------------------------------------------
2324                                        Retinol acetate
--------------------------------------------------------------------------------------------------------
2325                                 Retinol acetate water soluble
--------------------------------------------------------------------------------------------------------
2326                                         Rhodamine 123
--------------------------------------------------------------------------------------------------------
2327                                          Rhodamine 6G
--------------------------------------------------------------------------------------------------------
2328                                       Rhodamine 6G soln.
--------------------------------------------------------------------------------------------------------

                                               Chemical
2329                                    Rhodanine-3-acetic acid
--------------------------------------------------------------------------------------------------------
2330                                   Rhodium(II) acetate dimer
--------------------------------------------------------------------------------------------------------
2331                                      Rhodium on carbon 5%
--------------------------------------------------------------------------------------------------------
2332                                Ribonecleoside Vanadyl Complexes
--------------------------------------------------------------------------------------------------------
2333                                         Ribonuclease A
--------------------------------------------------------------------------------------------------------
2334                                        Ribonucleic acid
--------------------------------------------------------------------------------------------------------
2335                                 Ribonucleic acid - from yeast
--------------------------------------------------------------------------------------------------------
2336                         Ribonucleic acid transfer (from baker's yeast)
--------------------------------------------------------------------------------------------------------
2337                                        Ricinoleic acid
--------------------------------------------------------------------------------------------------------
2338                                  Ricinoleic acid ethyl ester
--------------------------------------------------------------------------------------------------------
2339                                  Ricinoleic acid methyl ester
--------------------------------------------------------------------------------------------------------
2340                                      Rink amide AM resin
--------------------------------------------------------------------------------------------------------
2341                                  Rink amide resin, 0.45mmol/g
--------------------------------------------------------------------------------------------------------
2342                                          RNA STAT-60
--------------------------------------------------------------------------------------------------------
2343                                         RNA STAT-SOLS
--------------------------------------------------------------------------------------------------------
2344                           RNase Inactivation/Precipitation soln. Dx
--------------------------------------------------------------------------------------------------------
2345                                            RNase Ti
--------------------------------------------------------------------------------------------------------
2346                                           RNase ZAP
--------------------------------------------------------------------------------------------------------
2347                                             RNAzol
--------------------------------------------------------------------------------------------------------
2348                                            RNAzolB
--------------------------------------------------------------------------------------------------------
2349                                         Roccal II 10%
--------------------------------------------------------------------------------------------------------
2350                                             Rompon
--------------------------------------------------------------------------------------------------------
2351                                        RPMI 1640 Medium
--------------------------------------------------------------------------------------------------------
2352                                    RPMI 1640 Medium soln.
--------------------------------------------------------------------------------------------------------
2353                                             RR-SRC
--------------------------------------------------------------------------------------------------------
2354                                       Rubidium chloride
--------------------------------------------------------------------------------------------------------
2355                                 Ruthenium(III)chloride hydrate
--------------------------------------------------------------------------------------------------------
2356                                 Saccharin sodium salt hydrate
--------------------------------------------------------------------------------------------------------
2357                                  Saline-Sodium Citrate Buffer
--------------------------------------------------------------------------------------------------------
2358                                Saline-Sodium Citrate Buffer 20x
--------------------------------------------------------------------------------------------------------
2359                                  Saline-Sodium Phosphate EDTA
--------------------------------------------------------------------------------------------------------
2360                                   Samarium(II) iodide in THF
--------------------------------------------------------------------------------------------------------
2361                                              SAMP
--------------------------------------------------------------------------------------------------------
2362                                     Sanguinarine chloride
--------------------------------------------------------------------------------------------------------
2363                                            Saponin
--------------------------------------------------------------------------------------------------------
2364                                           Sarcosine
--------------------------------------------------------------------------------------------------------
2365                                        Schiff's Reagent
--------------------------------------------------------------------------------------------------------
2366                                      Scinti Safe Econo-1
--------------------------------------------------------------------------------------------------------
2367                                        Sea sand washed
--------------------------------------------------------------------------------------------------------
2368                                       Semi Gloss Enamel
--------------------------------------------------------------------------------------------------------
2369                                       Sephacryl S-400 HR
--------------------------------------------------------------------------------------------------------
2370                                      SP Sephadex C25-120
--------------------------------------------------------------------------------------------------------
2371                                      CM Sephadex C25-120
--------------------------------------------------------------------------------------------------------
2372                                         Sephadex G-10
--------------------------------------------------------------------------------------------------------
2373                                         Sephadex G-100
--------------------------------------------------------------------------------------------------------
2374                                         Sephadex G-200
--------------------------------------------------------------------------------------------------------
2375                                         Sephadex g-25
--------------------------------------------------------------------------------------------------------
2376                                         Sephadex G-50
--------------------------------------------------------------------------------------------------------
2377                                         Sephadex G-75
--------------------------------------------------------------------------------------------------------
2378                                          S-Sepharose
--------------------------------------------------------------------------------------------------------
2379                                          CM Sepharose
--------------------------------------------------------------------------------------------------------
2380                                          Sepharose 4B
--------------------------------------------------------------------------------------------------------
2381                                      Sepharose cloride 2B
--------------------------------------------------------------------------------------------------------
2382                                   L-Serinamide hydrochloride
--------------------------------------------------------------------------------------------------------
2383                                           L- Serine
--------------------------------------------------------------------------------------------------------
2384                                            Serinol
--------------------------------------------------------------------------------------------------------
2385                              Serotonin hydrochloride hemihydrate
--------------------------------------------------------------------------------------------------------
2386                            Serum fetal calf liproprotein-deficient
--------------------------------------------------------------------------------------------------------
2387                              Serum Free Medium sf-900 1.3x Conc.
--------------------------------------------------------------------------------------------------------
2388                  Serum Sodium & Potassium flame photometer primary calibrator
--------------------------------------------------------------------------------------------------------
2389                                  Serum-free Medium sf-900 II
--------------------------------------------------------------------------------------------------------
2390                                            Sesamol
--------------------------------------------------------------------------------------------------------
2391                                      Si CAM-1 Standard 0
--------------------------------------------------------------------------------------------------------
2392                                      Si CAM-1 Standard 1
--------------------------------------------------------------------------------------------------------
2393                                      Si CAM-1 Standard 2
--------------------------------------------------------------------------------------------------------
2394                                      Si CAM-1 Standard 3
--------------------------------------------------------------------------------------------------------
2395                                Sigma 104 Phosphatase Substrate
--------------------------------------------------------------------------------------------------------
2396                            Sigma 104 Phosphatase Substrate Tablets
--------------------------------------------------------------------------------------------------------
2397                                          Sigma Clean
--------------------------------------------------------------------------------------------------------

                                               Chemical
2398                            Sigma Clean Radioactivity Decontaminant
--------------------------------------------------------------------------------------------------------
2399                     Sigma Fast-DAB Tablets Insoluable Peroxidase Substrate
--------------------------------------------------------------------------------------------------------
2400                                           Sigmacote
--------------------------------------------------------------------------------------------------------
2401                                           Silica Gel
--------------------------------------------------------------------------------------------------------
2402                                   Silica gel (230-400 mesh)
--------------------------------------------------------------------------------------------------------
2403                                         Silica Gel 60A
--------------------------------------------------------------------------------------------------------
2404                                    Silica gel (70-230 mesh)
--------------------------------------------------------------------------------------------------------
2405                                          Silicic acid
--------------------------------------------------------------------------------------------------------
2406                                          Silicone oil
--------------------------------------------------------------------------------------------------------
2407                                     Silicone oil high temp
--------------------------------------------------------------------------------------------------------
2408                                        Silver(II) oxide
--------------------------------------------------------------------------------------------------------
2409                                         Silver nitrate
--------------------------------------------------------------------------------------------------------
2410                                  Slow Fade Light Antifade kit
--------------------------------------------------------------------------------------------------------
2411                                           SOC Medium
--------------------------------------------------------------------------------------------------------
2412                                         Sodium acetate
--------------------------------------------------------------------------------------------------------
2413                                   Sodium acetate trihydrate
--------------------------------------------------------------------------------------------------------
2414                                     Sodium aluminosilicate
--------------------------------------------------------------------------------------------------------
2415                               Sodium amide, 50% by wt. in toluen
--------------------------------------------------------------------------------------------------------
2416                                         Sodium azide^
--------------------------------------------------------------------------------------------------------
2417                                      Sodium azide soln.^
--------------------------------------------------------------------------------------------------------
2418                                        Sodium benzoate
--------------------------------------------------------------------------------------------------------
2419                                       Sodium bicarbonate
--------------------------------------------------------------------------------------------------------
2420                                 Sodium bicarbonate 7.5% soln.
--------------------------------------------------------------------------------------------------------
2421                        Sodium bis(trimethylsilyl)amide 1M soln. in THF
--------------------------------------------------------------------------------------------------------
2422                                        Sodium bisulfite
--------------------------------------------------------------------------------------------------------
2423                                      Sodium borodeuteride
--------------------------------------------------------------------------------------------------------
2424                                       Sodium borohydride
--------------------------------------------------------------------------------------------------------
2425                                        Sodium carbonate
--------------------------------------------------------------------------------------------------------
2426                                  Sodium carbonate decahydrate
--------------------------------------------------------------------------------------------------------
2427                                  Sodium carbonate monohydrate
--------------------------------------------------------------------------------------------------------
2428                                    Sodium cellulose sulfate
--------------------------------------------------------------------------------------------------------
2429                                        Sodium chloride
--------------------------------------------------------------------------------------------------------
2430                                  Sodium chloride 0.9% soln.
--------------------------------------------------------------------------------------------------------
2431                                         Sodium citrate
--------------------------------------------------------------------------------------------------------
2432                                        Sodium cyanide^
--------------------------------------------------------------------------------------------------------
2433                                    Sodium cyanoborohydride
--------------------------------------------------------------------------------------------------------
2434                          Sodium dihydro-bis(2-methoxyethoxy)aluminate
--------------------------------------------------------------------------------------------------------
2435                                Sodium dodecyl sulfate 20% soln.
--------------------------------------------------------------------------------------------------------
2436                                        Sodium fluoride
--------------------------------------------------------------------------------------------------------
2437                                         Sodium hydride
--------------------------------------------------------------------------------------------------------
2438                                         Sodium hydride
--------------------------------------------------------------------------------------------------------
2439                                      Sodium hydrosulfite
--------------------------------------------------------------------------------------------------------
2440                                        Sodium hydroxide
--------------------------------------------------------------------------------------------------------
2441                                  Sodium hydroxide 0.1N soln.
--------------------------------------------------------------------------------------------------------
2442                                 Sodium hydroxide 1.00N Normal
--------------------------------------------------------------------------------------------------------
2443                                Sodium hydroxide 50% (w/w) soln.
--------------------------------------------------------------------------------------------------------
2444                                    Sodium hydroxide pellets
--------------------------------------------------------------------------------------------------------
2445                                     Sodium hydroxide soln.
--------------------------------------------------------------------------------------------------------
2446                                      Sodium hypochlorite
--------------------------------------------------------------------------------------------------------
2447                                         Sodium iodide
--------------------------------------------------------------------------------------------------------
2448                                      Sodium m-arsenite*^
--------------------------------------------------------------------------------------------------------
2449                                      Sodium metabisulfite
--------------------------------------------------------------------------------------------------------
2450                                         Sodium nitrite
--------------------------------------------------------------------------------------------------------
2451                                     Sodium nitrite tablets
--------------------------------------------------------------------------------------------------------
2452                               Sodium nitroferricyanide dihydrate
--------------------------------------------------------------------------------------------------------
2453                                      Sodium orthovanadate
--------------------------------------------------------------------------------------------------------
2454                                 Sodium pentobarbital injection
--------------------------------------------------------------------------------------------------------
2455                                        Sodium periodate
--------------------------------------------------------------------------------------------------------
2456                                    Sodium phosphate dibasic
--------------------------------------------------------------------------------------------------------
2457                             Sodium phosphate dibasic heptahydrate
--------------------------------------------------------------------------------------------------------
2458                                   Sodium phosphate monobasic
--------------------------------------------------------------------------------------------------------
2459                             Sodium phosphate monobasic monohydrate
--------------------------------------------------------------------------------------------------------
2460                             Sodium potassium tartrate tetahydrate
--------------------------------------------------------------------------------------------------------
2461                                Sodium pyrophosphate decahydrate
--------------------------------------------------------------------------------------------------------
2462                                        Sodium pyruvate
--------------------------------------------------------------------------------------------------------
2463                                       Sodium salicylate
--------------------------------------------------------------------------------------------------------

                                               Chemical
2464                                        Sodium selenite^
--------------------------------------------------------------------------------------------------------
2465                               Sodium selenite lyophilized soln.^
--------------------------------------------------------------------------------------------------------
2466                                         Sodium spheres
--------------------------------------------------------------------------------------------------------
2467                               Sodium starch glycolate pH5.5-7.5
--------------------------------------------------------------------------------------------------------
2468                                          Sodium stick
--------------------------------------------------------------------------------------------------------
2469                                         Sodium sulfate
--------------------------------------------------------------------------------------------------------
2470                                   Sodium sulfate decahydrate
--------------------------------------------------------------------------------------------------------
2471                                   Sodium sulfide nonahydrate
--------------------------------------------------------------------------------------------------------
2472                                         Sodium sulfite
--------------------------------------------------------------------------------------------------------
2473                                       Sodium tetraborate
--------------------------------------------------------------------------------------------------------
2474                                       Sodium thiosulfate
--------------------------------------------------------------------------------------------------------
2475                                Sodium thiosulfate pentahydrate
--------------------------------------------------------------------------------------------------------
2476                                  Sodium triacetoxyborohydride
--------------------------------------------------------------------------------------------------------
2477                                     Sodium vanadate soln.
--------------------------------------------------------------------------------------------------------
2478                                            Solketal
--------------------------------------------------------------------------------------------------------
2479                                     Solubilization buffer
--------------------------------------------------------------------------------------------------------
2480                                 2- Solubilization buffer soln.
--------------------------------------------------------------------------------------------------------
2481                                            Solusorb
--------------------------------------------------------------------------------------------------------
2482                                            Solvsorb
--------------------------------------------------------------------------------------------------------
2483                               Somatic Cell ATP Releasing Reagent
--------------------------------------------------------------------------------------------------------
2484                                          Sorbic acid
--------------------------------------------------------------------------------------------------------
2485                                          D- Sorbitol
--------------------------------------------------------------------------------------------------------
2486                                           Spermidine
--------------------------------------------------------------------------------------------------------
2487                                  Spermidine trihydrochloride
--------------------------------------------------------------------------------------------------------
2488                                            Spermine
--------------------------------------------------------------------------------------------------------
2489                                         Sphingomyelin
--------------------------------------------------------------------------------------------------------
2490                                         D- Sphingosine
--------------------------------------------------------------------------------------------------------
2491                                       SPQ APO B Control
--------------------------------------------------------------------------------------------------------
2492                                       Spray Disenfectant
--------------------------------------------------------------------------------------------------------
2493                                            Squalane
--------------------------------------------------------------------------------------------------------
2494                                 Stabilized Chromogen Elisa Kit
--------------------------------------------------------------------------------------------------------
2495                               Standard Diluent buffer Elisa Kit
--------------------------------------------------------------------------------------------------------
2496                                       Stannous chloride
--------------------------------------------------------------------------------------------------------
2497                                         Starch soluble
--------------------------------------------------------------------------------------------------------
2498                            N- Stearoyl-DL-dihydro-glucocerebroside
--------------------------------------------------------------------------------------------------------
2499                                        Stearyl alcohol
--------------------------------------------------------------------------------------------------------
2500                                          Stigmastanol
--------------------------------------------------------------------------------------------------------
2501                                          Stigmasterol
--------------------------------------------------------------------------------------------------------
2502                                         trans-Stilbene
--------------------------------------------------------------------------------------------------------
2503                                   4- Stilbenecarboxaldehyde
--------------------------------------------------------------------------------------------------------
2504                                   trans-4- Stilbenemethanol
--------------------------------------------------------------------------------------------------------
2505                                     Stop Reagent Elisa Kit
--------------------------------------------------------------------------------------------------------
2506                                           Stop soln.
--------------------------------------------------------------------------------------------------------
2507                           Stragene Proteinase K, Tritirachium Album
--------------------------------------------------------------------------------------------------------
2508                                          Streptavidin
--------------------------------------------------------------------------------------------------------
2509                        Streptavidin-coated SPA beads, lyophilized solid
--------------------------------------------------------------------------------------------------------
2510                                      Streptomycin sulfate
--------------------------------------------------------------------------------------------------------
2511                                         Streptozotcin
--------------------------------------------------------------------------------------------------------
2512                                         Succinic acid
--------------------------------------------------------------------------------------------------------
2513                                       Succinic anhydride
--------------------------------------------------------------------------------------------------------
2514                                       Succinyl chloride
--------------------------------------------------------------------------------------------------------
2515                        N- Succinyl-Ala-Ala-Ala-7-Amido-Methyl Coumarin
--------------------------------------------------------------------------------------------------------
2516                                            Sucrose
--------------------------------------------------------------------------------------------------------
2517                               Sucrose octasufate potassium salt
--------------------------------------------------------------------------------------------------------
2518                            Sulfa Ver Sulfate Reagent powder pillow
--------------------------------------------------------------------------------------------------------
2519                                        Sulfanilic acid
--------------------------------------------------------------------------------------------------------
2520                                         Sulfasalazine
--------------------------------------------------------------------------------------------------------
2521                                           Sulfatase
--------------------------------------------------------------------------------------------------------
2522                                           Sulfatides
--------------------------------------------------------------------------------------------------------
2523                                    5-Sulfosalicylic acid AR
--------------------------------------------------------------------------------------------------------
2524                                5-Sulfosalicylic acid dihydrate
--------------------------------------------------------------------------------------------------------
2525                                  Sulfur trioxide-DMF complex
--------------------------------------------------------------------------------------------------------
2526                                  Sulfur trioxide-DMF complex
--------------------------------------------------------------------------------------------------------
2527                               Sulfur trixide - pyridine complex
--------------------------------------------------------------------------------------------------------
2528                                      Sulfuric acid conc.^
--------------------------------------------------------------------------------------------------------
2529                                      Sulfuric acid conc.^
--------------------------------------------------------------------------------------------------------

                                               Chemical
2530                                       Sulfuryl chloride
--------------------------------------------------------------------------------------------------------
2531                                         Sumycin `250'
--------------------------------------------------------------------------------------------------------
2532                                  Surfacil siliconizing fluid
--------------------------------------------------------------------------------------------------------
2533                              SYBR, Green I Nucleic acid Gel stain
--------------------------------------------------------------------------------------------------------
2534                                   TALON Metal Affinity Resin
--------------------------------------------------------------------------------------------------------
2535                            Tap Water Substitute Concentrate Scott's
--------------------------------------------------------------------------------------------------------
2536                                      L-(+)- Tartaric acid
--------------------------------------------------------------------------------------------------------
2537                            Taurochenodeoxycholic acid, sodium salt
--------------------------------------------------------------------------------------------------------
2538                                        Taurocholic acid
--------------------------------------------------------------------------------------------------------
2539                               Taurodeoxycholic acid sodium salt
--------------------------------------------------------------------------------------------------------
2540                               Taurolithocholic acid sodium salt
--------------------------------------------------------------------------------------------------------
2541                                 TCH Defined Medium Supplement
--------------------------------------------------------------------------------------------------------
2542                                             TEMED
--------------------------------------------------------------------------------------------------------
2543                                          TEMED soln.
--------------------------------------------------------------------------------------------------------
2544                                  Terg-A-zyme enzyme detergent
--------------------------------------------------------------------------------------------------------
2545                                            Tergitol
--------------------------------------------------------------------------------------------------------
2546                                              TES
--------------------------------------------------------------------------------------------------------
2547                              2,4,5,6-Tetraaminopyrimidine sulfate
--------------------------------------------------------------------------------------------------------
2548                          Tetrabutylammonium fluoride 1M soln. in THF
--------------------------------------------------------------------------------------------------------
2549                              Tetrabutylammonium fluoride hydrate
--------------------------------------------------------------------------------------------------------
2550                              Tetrabutylammonium hydrogen sulfate
--------------------------------------------------------------------------------------------------------
2551                                   Tetrabutylammonium iodide
--------------------------------------------------------------------------------------------------------
2552    5,5',6,6'Tetrachloro-1,1',3,3'-tetraethylbenzimidazolyl-carbocyaneiodide (JC-1CBIC2(3))
--------------------------------------------------------------------------------------------------------
2553                     1,3,4,6- Tetrachloro-3 alpha,6 alpha-diphenylglycouril
--------------------------------------------------------------------------------------------------------
2554                                      Tetrachloroethylene
--------------------------------------------------------------------------------------------------------
2555                                 2,4,5,6-Tetrachloropyrimidine
--------------------------------------------------------------------------------------------------------
2556                                   Tetracycline hydrochloride
--------------------------------------------------------------------------------------------------------
2557                                      Tetradecyl aldehyde
--------------------------------------------------------------------------------------------------------
2558                            Tetraethylammonium acetate tetrahydrate
--------------------------------------------------------------------------------------------------------
2559                                 5,6,7,8- Tetrahydro-2-naphthol
--------------------------------------------------------------------------------------------------------
2560                              1,2,3,4- Tetrahydro-2-naphthoic acid
--------------------------------------------------------------------------------------------------------
2561                                 (+)- Tetrahydro-3-furoic acid
--------------------------------------------------------------------------------------------------------
2562                                    Tetrahydro-4H-pyran-4-ol
--------------------------------------------------------------------------------------------------------
2563                                   Tetrahydro-4H-pyran-4-one
--------------------------------------------------------------------------------------------------------
2564                                   Tetrahydrofuran, anhydrous
--------------------------------------------------------------------------------------------------------
2565                       (5)-(+)-5-oxo-2 Tetrahydrofurancarboxylic acid 98%
--------------------------------------------------------------------------------------------------------
2566                                (R)-(-)-Tetrahydrofurfurylamine
--------------------------------------------------------------------------------------------------------
2567                                    4,5,6,7-Tetrahydroindole
--------------------------------------------------------------------------------------------------------
2568                                1,2,3,4- Tetrahydroisoquinoline
--------------------------------------------------------------------------------------------------------
2569                         1,2,3,4- Tetrahydronaphthylamine hydrochloride
--------------------------------------------------------------------------------------------------------
2570                                   Tetrahydropyran-2-methanol
--------------------------------------------------------------------------------------------------------
2571                                    Tetrahydrothiophen-3-one
--------------------------------------------------------------------------------------------------------
2572                                   Tetrahydrothiopyran-4-one
--------------------------------------------------------------------------------------------------------
2573                           Tetrakis(triphenylphosphine) palladium(0)
--------------------------------------------------------------------------------------------------------
2574                                  1,1,3,3- Tetramethoxypropane
--------------------------------------------------------------------------------------------------------
2575                                 Tetramethylammonium hydroxide
--------------------------------------------------------------------------------------------------------
2576                                    Tetramethylene sulfoxide
--------------------------------------------------------------------------------------------------------
2577                                       Tetramethylsilane
--------------------------------------------------------------------------------------------------------
2578                                        (-)-Thalidomide
--------------------------------------------------------------------------------------------------------
2579                                          Theophylline
--------------------------------------------------------------------------------------------------------
2580                                            Thiamine
--------------------------------------------------------------------------------------------------------
2581                                         Thioacetamide
--------------------------------------------------------------------------------------------------------
2582                                       Thioanisole soln.
--------------------------------------------------------------------------------------------------------
2583                                         Thiobenzamide
--------------------------------------------------------------------------------------------------------
2584                     Bacto Thioglycollate Medium w/o Indicator, dehydrated
--------------------------------------------------------------------------------------------------------
2585                                        Thiolactic acid
--------------------------------------------------------------------------------------------------------
2586                                   (1S,2S) (+)- Thiomicamine
--------------------------------------------------------------------------------------------------------
2587                                         Thiomorpholine
--------------------------------------------------------------------------------------------------------
2588                                        Thionyl chloride
--------------------------------------------------------------------------------------------------------
2589                                     Thionyl chloride soln.
--------------------------------------------------------------------------------------------------------

                                               Chemical
2590                                    2- Thiopheneboronic acid
--------------------------------------------------------------------------------------------------------
2591                                    3- Thiopheneboronic acid
--------------------------------------------------------------------------------------------------------
2592                                  2- Thiopheneglycoxylic acid
--------------------------------------------------------------------------------------------------------
2593                                            Thiourea
--------------------------------------------------------------------------------------------------------
2594                                         1,4- Thioxane
--------------------------------------------------------------------------------------------------------
2595                                             Thorin
--------------------------------------------------------------------------------------------------------
2596                                        Thrombin bovine
--------------------------------------------------------------------------------------------------------
2597                                       Thrombin protease
--------------------------------------------------------------------------------------------------------
2598                                           Thymidine
--------------------------------------------------------------------------------------------------------
2599                                         Thyroglobulin
--------------------------------------------------------------------------------------------------------
2600                                      Thyroglobulin bovine
--------------------------------------------------------------------------------------------------------
2601                                        Tin(IV) chloride
--------------------------------------------------------------------------------------------------------
2602                                     Tissue Freezing Medium
--------------------------------------------------------------------------------------------------------
2603                                   NCS II Tissue Solubilizer
--------------------------------------------------------------------------------------------------------
2604                                  Tissue Solubilizer (in THF)
--------------------------------------------------------------------------------------------------------
2605                                     Titanium(IV) chloride
--------------------------------------------------------------------------------------------------------
2606                                   Titanium(IV) isopropoxide
--------------------------------------------------------------------------------------------------------
2607                                      Titanium trichloride
--------------------------------------------------------------------------------------------------------
2608                                            Toluene
--------------------------------------------------------------------------------------------------------
2609                                            Toluene
--------------------------------------------------------------------------------------------------------
2610                                      p-Toluenesulfonamide
--------------------------------------------------------------------------------------------------------
2611                                    p-Toluenesulfonhydrazide
--------------------------------------------------------------------------------------------------------
2612                               p-Toluenesulfonic acid monohydrate
--------------------------------------------------------------------------------------------------------
2613                                   p-Toluenesulfonyl chloride
--------------------------------------------------------------------------------------------------------
2614                                        Toluidine Blue O
--------------------------------------------------------------------------------------------------------
2615                                     2-(p- Tolyl)ethylamine
--------------------------------------------------------------------------------------------------------
2616                                      o-Tolylboronic acid
--------------------------------------------------------------------------------------------------------
2617                                      p-Tolylboronic acid
--------------------------------------------------------------------------------------------------------
2618                    N- alpha-p- Tosyl-L-arginine methyl ester hydrochloride
--------------------------------------------------------------------------------------------------------
2619                          N- Tosyl-L-phenylalanine chloromethyl ketone
--------------------------------------------------------------------------------------------------------
2620                                          E-Toxa-clean
--------------------------------------------------------------------------------------------------------
2621                                            E-Toxate
--------------------------------------------------------------------------------------------------------
2622                                          Transfectam
--------------------------------------------------------------------------------------------------------
2623                                      Transfection Reagent
--------------------------------------------------------------------------------------------------------
2624                               Transfection Reagent DOTAP soln.
--------------------------------------------------------------------------------------------------------
2625                                        apo- Transferrin
--------------------------------------------------------------------------------------------------------
2626                                       Transferrin human
--------------------------------------------------------------------------------------------------------
2627                                       Transferrin soln.
--------------------------------------------------------------------------------------------------------
2628                                         TRI Reagent LS
--------------------------------------------------------------------------------------------------------
2629                                            Tri-n-octylamine
--------------------------------------------------------------------------------------------------------
2630                                    2,4,6-Triaminopyrimidine
--------------------------------------------------------------------------------------------------------
2631                                        1H-1,2,Triazole 3-
--------------------------------------------------------------------------------------------------------
2632                                        1,2,4- Triazole
--------------------------------------------------------------------------------------------------------
2633                               1,2,4- Triazole, sodium derivative
--------------------------------------------------------------------------------------------------------
2634                                        Tributyl borate
--------------------------------------------------------------------------------------------------------
2635                                      Trichloroacetic acid
--------------------------------------------------------------------------------------------------------
2636                                   Trichloroacetic acid soln.
--------------------------------------------------------------------------------------------------------
2637                                   Trichloroacetyl chloride^
--------------------------------------------------------------------------------------------------------
2638                              2,2,2- Trichloroethyl chloroformate
--------------------------------------------------------------------------------------------------------
2639                                   2,4,6- Trichloropyrimidine
--------------------------------------------------------------------------------------------------------
2640                                1,1,2- Trichlorotrifluoroethane
--------------------------------------------------------------------------------------------------------
2641                                            Tricine
--------------------------------------------------------------------------------------------------------
2642                                           Triclosan
--------------------------------------------------------------------------------------------------------
2643                                         Tridecylamine
--------------------------------------------------------------------------------------------------------
2644                                 Triethanolamine hydrochloride
--------------------------------------------------------------------------------------------------------
2645                                     Triethanolamine soln.
--------------------------------------------------------------------------------------------------------
2646                                        Triethyl citrate
--------------------------------------------------------------------------------------------------------
2647                                       Triethyl phosphite
--------------------------------------------------------------------------------------------------------
2648                                         Triethylamine
--------------------------------------------------------------------------------------------------------
2649                               Triethylene glycol dimethyl ether
--------------------------------------------------------------------------------------------------------
2650                                         Triethylsilane
--------------------------------------------------------------------------------------------------------
2651                                a,a,a- Trifluoro-o-tolualdehyde
--------------------------------------------------------------------------------------------------------
2652                                      Trifluoroacetic acid
--------------------------------------------------------------------------------------------------------
2653                                   Trifluoroacetic acid soln.
--------------------------------------------------------------------------------------------------------
2654                                   Trifluoroacetic anhydride
--------------------------------------------------------------------------------------------------------
2655                                Trifluoroacetic anhydride soln.
--------------------------------------------------------------------------------------------------------
2656                                     2,2,2-Trifluoroethanol
--------------------------------------------------------------------------------------------------------
2657                               Trifluoromethanesulfonic anhydride
--------------------------------------------------------------------------------------------------------
2658                                4- (Trifluoromethoxy)benzylamine
--------------------------------------------------------------------------------------------------------
2659                              2-(Trifluoromethyl)benzoyl chloride
--------------------------------------------------------------------------------------------------------
2660                                 2-(Trifluoromethyl)benzylamine
--------------------------------------------------------------------------------------------------------
2661                                3- (Trifluoromethyl)benzylamine
--------------------------------------------------------------------------------------------------------

                                               Chemical
2662                                4- (Trifluoromethyl)benzylamine
--------------------------------------------------------------------------------------------------------
2663                                   Trifluoromethyl iodide gas
--------------------------------------------------------------------------------------------------------
2664                             3- (Trifluoromethyl)phenylboronic acid
--------------------------------------------------------------------------------------------------------
2665                                (Trifluoromethyl)trimethylsilane
--------------------------------------------------------------------------------------------------------
2666                               Trifluoroperazone dihydrochloride
--------------------------------------------------------------------------------------------------------
2667                                    Triglyceride calibrator
--------------------------------------------------------------------------------------------------------
2668                                 Triglyceride calibrator soln.
--------------------------------------------------------------------------------------------------------
2669                                     Triglyceride (Int) 10
--------------------------------------------------------------------------------------------------------
2670                                   Triglyceride(Int) 10 soln.
--------------------------------------------------------------------------------------------------------
2671                          2',4',6'-Trihydroxyacetophenone monohydrate
--------------------------------------------------------------------------------------------------------
2672                                    Triiodo thyronine soln.
--------------------------------------------------------------------------------------------------------
2673                             3,3',5-Triiodo-L-Thyronine sodium salt
--------------------------------------------------------------------------------------------------------
2674                                      Triisopropyl borate
--------------------------------------------------------------------------------------------------------
2675                              Triilinolein (C18:2,[cis,cis]-9-12)
--------------------------------------------------------------------------------------------------------
2676                                  2,4,6-Trimethoxybenzaldehyde
--------------------------------------------------------------------------------------------------------
2677                                        Trimethyl borate
--------------------------------------------------------------------------------------------------------
2678                                     Trimethyl orthoformate
--------------------------------------------------------------------------------------------------------
2679                                     Trimethylacetaldehyde
--------------------------------------------------------------------------------------------------------
2680                                    Trimethylacetyl chloride
--------------------------------------------------------------------------------------------------------
2681                                Trimethylaluminum 2M in toluene
--------------------------------------------------------------------------------------------------------
2682                                      Trimethylene sulfide
--------------------------------------------------------------------------------------------------------
2683                                     Trimethylhydroquinone
--------------------------------------------------------------------------------------------------------
2684                                   2,3,3- Trimethylindolenine
--------------------------------------------------------------------------------------------------------
2685                                    2,2,4- Trimethylpentane
--------------------------------------------------------------------------------------------------------
2686                                    2,2,4- Trimethylpentane
--------------------------------------------------------------------------------------------------------
2687                                     Trimethylsilyl cyanide
--------------------------------------------------------------------------------------------------------
2688                                 2-Trimethylsilyl-1-1-dithiane
--------------------------------------------------------------------------------------------------------
2689                                    Trimethylsilylacetylene
--------------------------------------------------------------------------------------------------------
2690                                  Trimethylsulfoxonium iodide
--------------------------------------------------------------------------------------------------------
2691                                     Trimethyltin chloride^
--------------------------------------------------------------------------------------------------------
2692                               2,4,6-Trinitrobenzenesulfonic acid
--------------------------------------------------------------------------------------------------------
2693                                    Triolein (C18:1,[cis]-9)
--------------------------------------------------------------------------------------------------------
2694                                         1,3,5-Trioxane
--------------------------------------------------------------------------------------------------------
2695                                      Tripalmitin (C16:0)
--------------------------------------------------------------------------------------------------------
2696                                         Triphenylamine
--------------------------------------------------------------------------------------------------------
2697                                       Triphenylmethanol
--------------------------------------------------------------------------------------------------------
2698                                    Triphenylmethyl chloride
--------------------------------------------------------------------------------------------------------
2699                                       Triphenylphosphine
--------------------------------------------------------------------------------------------------------
2700                                       Triphenylphosphine
--------------------------------------------------------------------------------------------------------
2701                                          Triphosgene
--------------------------------------------------------------------------------------------------------
2702                                              TRIS
--------------------------------------------------------------------------------------------------------
2703                                         TRIS 2M soln.
--------------------------------------------------------------------------------------------------------
2704                                       TRIShydrochloride
--------------------------------------------------------------------------------------------------------
2705                                  Tris hydrochloride 1M soln.
--------------------------------------------------------------------------------------------------------
2706                                TRIS hydrochloride 1M soln.pH7.0
--------------------------------------------------------------------------------------------------------
2707                               TRIS hydrochloride 1M soln. pH 7.5
--------------------------------------------------------------------------------------------------------
2708                               TRIS hydrochloride 1M soln. pH 8.0
--------------------------------------------------------------------------------------------------------
2709                                           TRIS soln.
--------------------------------------------------------------------------------------------------------
2710                                  Tris/Glycine/SDS Buffer 10x
--------------------------------------------------------------------------------------------------------
2711                                          Triton X-100
--------------------------------------------------------------------------------------------------------
2712                                       Triton X-100 soln.
--------------------------------------------------------------------------------------------------------
2713                                         Trizma acetate
--------------------------------------------------------------------------------------------------------
2714                                         Trizma sulfate
--------------------------------------------------------------------------------------------------------
2715                                         TRIzol Reagent
--------------------------------------------------------------------------------------------------------
2716                                             Trolox
--------------------------------------------------------------------------------------------------------
2717                                        Tropine hydrate
--------------------------------------------------------------------------------------------------------
2718                                           Tropinone
--------------------------------------------------------------------------------------------------------
2719                                             Trp DO
--------------------------------------------------------------------------------------------------------
2720                                       Trp DO Supplement
--------------------------------------------------------------------------------------------------------
2721                                 Trycine SDS Sample Buffer (2X)
--------------------------------------------------------------------------------------------------------
2722                                          Trypan Blue
--------------------------------------------------------------------------------------------------------
2723                                            Trypsin
--------------------------------------------------------------------------------------------------------
2724                                       Trypsin 2.5% soln.
--------------------------------------------------------------------------------------------------------
2725                                Trypsin - Chymotrypsin Inhibitor
--------------------------------------------------------------------------------------------------------
2726                                       Trypsin Inhibitor
--------------------------------------------------------------------------------------------------------
2727                                    Trypsin Inhibitor soln.
--------------------------------------------------------------------------------------------------------
2728                                  Trypsin Inhibitor - Soybean
--------------------------------------------------------------------------------------------------------
2729                                   Trypsin Neutralizing soln.
--------------------------------------------------------------------------------------------------------
2730                                          Trypsin-EDTA
--------------------------------------------------------------------------------------------------------
2731                                       Trypsin EDTA (10X)
--------------------------------------------------------------------------------------------------------
2732                                           Tyrptamine
--------------------------------------------------------------------------------------------------------
2733                                         Bacto Tryptone
--------------------------------------------------------------------------------------------------------

                                               Chemical
2734                                  Tumor Necrosis Factor Alpha
--------------------------------------------------------------------------------------------------------
2735                                          Tunicamycin
--------------------------------------------------------------------------------------------------------
2736                                            Tween 20
--------------------------------------------------------------------------------------------------------
2737                                            Tween 40
--------------------------------------------------------------------------------------------------------
2738                                            Tween 80
--------------------------------------------------------------------------------------------------------
2739                                    L-Tyrosinamide free base
--------------------------------------------------------------------------------------------------------
2740                                      L-Tyrosine hydrazide
--------------------------------------------------------------------------------------------------------
2741                               L-Tyrosine methyl ester free base
--------------------------------------------------------------------------------------------------------
2742                                          Undecylamine
--------------------------------------------------------------------------------------------------------
2743                                      Undecylenic aldehyde
--------------------------------------------------------------------------------------------------------
2744                                       Undecylic aldehyde
--------------------------------------------------------------------------------------------------------
2745                                       URA DO Supplement
--------------------------------------------------------------------------------------------------------
2746                                       Uranium oxyacetate
--------------------------------------------------------------------------------------------------------
2747                                              Urea
--------------------------------------------------------------------------------------------------------
2748                                            YPD Urea
--------------------------------------------------------------------------------------------------------
2749                                     Urine Control Level 1
--------------------------------------------------------------------------------------------------------
2750                                   USP Dissolution Calibrator
--------------------------------------------------------------------------------------------------------
2751                           USP Dissolution Calibrator, disintegrating
--------------------------------------------------------------------------------------------------------
2752                                     USP Reference Standard
--------------------------------------------------------------------------------------------------------
2753                                     USP Reference Standard
--------------------------------------------------------------------------------------------------------
2754                                        Vacuum Pump Oil
--------------------------------------------------------------------------------------------------------
2755                                      Vacuum Pump Oil - 19
--------------------------------------------------------------------------------------------------------
2756                                   Vacuum Pump Oil Synthetic
--------------------------------------------------------------------------------------------------------
2757                                           Z- Val-OSu
--------------------------------------------------------------------------------------------------------
2758                                        n- Valeric acid
--------------------------------------------------------------------------------------------------------
2759                                           DL-Valine
--------------------------------------------------------------------------------------------------------
2760                                       Vanadium(V)oxide^
--------------------------------------------------------------------------------------------------------
2761                                    Vancomycin hydrochloride
--------------------------------------------------------------------------------------------------------
2762                                       Vectabond Reagent
--------------------------------------------------------------------------------------------------------
2763                                  (+) Verapamil hydrochloride
--------------------------------------------------------------------------------------------------------
2764                                      Vinblastine sulfate
--------------------------------------------------------------------------------------------------------
2765                                        Vinylacetic acid
--------------------------------------------------------------------------------------------------------
2766                                            Viokase
--------------------------------------------------------------------------------------------------------
2767                                Vionex Antimicrobial Liquid Soap
--------------------------------------------------------------------------------------------------------
2768                                     Viscosity Standard S60
--------------------------------------------------------------------------------------------------------
2769                                     Vitride reducing agent
--------------------------------------------------------------------------------------------------------
2770                                 Vitrogen 100-Purified Collagen
--------------------------------------------------------------------------------------------------------
2771                                          VR305 SV-40
--------------------------------------------------------------------------------------------------------
2772                                      Wash Buffer 20x conc
--------------------------------------------------------------------------------------------------------
2773                                   Elisa Kit Wash Buffer 25x
--------------------------------------------------------------------------------------------------------
2774                                         Wash Buffer 5x
--------------------------------------------------------------------------------------------------------
2775                                      Wash soln. 20x conc.
--------------------------------------------------------------------------------------------------------
2776                                   Washing Buffer 10x conc.
--------------------------------------------------------------------------------------------------------
2777                    Western Blue Stabilized Substrate for Alkaline Phosphate
--------------------------------------------------------------------------------------------------------
2778                             Wizard Plus SU Cell Resuspension soln.
--------------------------------------------------------------------------------------------------------
2779                                Wizard Plus SU Column Wash soln.
--------------------------------------------------------------------------------------------------------
2780                                Wizard Plus SV Cell Lysis soln.
--------------------------------------------------------------------------------------------------------
2781                              Wizard Plus SV Neutralization soln.
--------------------------------------------------------------------------------------------------------
2782                                    Worm Drive Saw Lubricant
--------------------------------------------------------------------------------------------------------
2783                                             X-Gal
--------------------------------------------------------------------------------------------------------
2784                                            Xanthine
--------------------------------------------------------------------------------------------------------
2785                                        Sylene cyanoleFF
--------------------------------------------------------------------------------------------------------
2786                                            Xylenes
--------------------------------------------------------------------------------------------------------
2787                                          S/P Xylenes
--------------------------------------------------------------------------------------------------------
2788                                            Xylitol
--------------------------------------------------------------------------------------------------------
2789                                          L-(-)-Xylose
--------------------------------------------------------------------------------------------------------
2790                                          D-(+)-Xylose
--------------------------------------------------------------------------------------------------------
2791                                      Bacto Yeast extract
--------------------------------------------------------------------------------------------------------
2792                                         TC Yeastolate
--------------------------------------------------------------------------------------------------------
2793                                      Yellow 77 Lubricant
--------------------------------------------------------------------------------------------------------
2794                                        Yobine Injection
--------------------------------------------------------------------------------------------------------
2795                                          YT Broth 2x
--------------------------------------------------------------------------------------------------------
2796                                     Zinc acetate granular
--------------------------------------------------------------------------------------------------------
2797                                         Zinc activated
--------------------------------------------------------------------------------------------------------
2798                                         Zinc chloride
--------------------------------------------------------------------------------------------------------
2799                                           Zinc dust
--------------------------------------------------------------------------------------------------------
2800                                    Zinc granular 10-50 mesh
--------------------------------------------------------------------------------------------------------
2801                                     Zinc silicate phosphor
--------------------------------------------------------------------------------------------------------

                                               Chemical
2802                                     Zinc silicate phosphor
--------------------------------------------------------------------------------------------------------
2803                                   Zinc sulfate heptahydrate
--------------------------------------------------------------------------------------------------------
2804                                           Zymosan A
--------------------------------------------------------------------------------------------------------
2805                               Zymosan A bioparticles opsonizing
--------------------------------------------------------------------------------------------------------
2806                             Zymosan A Bioparticles (s.cerevisiae)
--------------------------------------------------------------------------------------------------------



                                       45